AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 18, 2000

                                                               File No. 33-70958
                                                                        --------

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933     /X/



                               ALPHA SELECT FUNDS

               (Exact Name of Registrant as Specified in Charter)
                         c/o Corporation Service Company
                                1013 Centre Road
                           Wilmington, Delaware 19805
                                New Castle County
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (302) 636-5450

                     (Name and Address of Agent for Service)

                                 STEPHEN KNEELEY
                        TURNER INVESTMENT PARTNERS, INC.
                          1235 WESTLAKES DR., SUITE 350
                         BERWYN, PENNSYLVANIA 19312-2414

                                   Copies to:

JAMES W. JENNINGS, ESQUIRE                      JOHN H. GRADY, JR., ESQUIRE
MORGAN, LEWIS & BOCKIUS LLP                     MORGAN, LEWIS & BOCKIUS LLP
1701 MARKET STREET                              1701 MARKET STREET
PHILADELPHIA, PENNSYLVANIA 19103                PHILADELPHIA, PENNSYLVANIA 19103

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No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective on September 18, 2000 pursuant to Rule 488.

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


                               ALPHA SELECT FUNDS

                              Cross Reference Sheet

ITEMS REQUIRED BY FORM N-14

Part A.    Information Required in                  Registration Statement Heading
           Prospectus

Item 1.    Beginning of Registration                Cover Page of Registration Statement
           Statement and outside Front Cover
           Page of Prospectus

Item 2.    Beginning and Outside Back               Table of Contents
           Cover Page of Prospectus

Item 3.    Synopsis and Risk Factors                Synopsis; Comparison of the Investment Objectives
                                                    and Policies of the Alpha Select Funds and the TIP
                                                    Funds

Item 4.    Information About the Transaction        Synopsis; Reasons for the Reorganization; The
                                                    Reorganization Agreement; Consideration of the
                                                    Trustees of the TIP Funds; Information Relating to
                                                    the Reorganization; Agreement and Plan of
                                                    Reorganization and Liquidation

Item 5.    Information About the Registrant         Prospectus Cover Page; Synopsis; Reasons for the
                                                    Reorganization; Additional Information about the
                                                    Funds; Description of Alpha Select; Comparison of
                                                    Investment Objectives and Policies of the Alpha
                                                    Select Funds and the TIP Funds; Fund Transactions;
                                                    Shareholder Rights

Item 6.    Information About the Company            Prospectus Cover Page; Synopsis; Reasons for the
           Being Acquired                           Reorganization; Additional Information Relating to
                                                    the Reorganization; Description of TIP Funds;
                                                    Comparison of Investment Objectives and Policies of
                                                    the Alpha Select Funds and the TIP Funds; Fund
                                                    Transactions; Shareholder Rights

Item 7.    Voting Information                       Prospectus Cover Page; Notice of Special Meeting of
                                                    Shareholders; Synopsis; Shareholder Rights;
                                                    Agreement and Plan of Reorganization and
                                                    Liquidation

Item 8.    Interest of Certain Persons and          Voting on the Reorganization; Legal Matters
           Experts

Item 9.    Additional Information Required
           for Reoffering by Persons Deemed
           to be Underwriters

Part B.    Information Required in a
           Statement of Additional
           Information

Item 10.   Cover Page                               Cover Page

Item 11.   Table of Contents                        Table of Contents

Item 12.   Additional Information About             Incorporated by Reference to the
           the Registrant                           Registrant's Prospectus and SAI attached as
                                                    exhibits to this filing

Item 13.   Additional Information About the         Incorporated by Reference to the Company's
           the Company Being Acquired               Prospectus and SAI attached as exhibits to
                                                    this filing

Item 14.   Financial Statements                     Financial Statements


Part C.    Other Information

Item 15.   Indemnification                          Indemnification

Item 16.   Exhibits                                 Exhibits

Item 17.   Undertakings                             Undertakings


Inapplicable

                                    TIP FUNDS
                            Target Select Equity Fund

Dear Shareholder:

     A Special Meeting of Shareholders of the Target Select Equity Fund (the "Fund") of TIP Funds (the "Trust") has been scheduled for Friday, October 13, 2000 ("Special Meeting"). If you are a Shareholder of record as of the close of business on Friday, September 1, 2000, you are entitled to vote at the Special Meeting and at any adjournment thereof.

     While you are, of course, welcome to join us at the Special Meeting, most Shareholders will cast their votes by filling out and signing the enclosed Proxy Card. Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

     The attached Prospectus/Proxy Statement is designed to give you information relating to the proposal upon which you will be asked to vote. The Board of Trustees of the Trust's Target Select Equity Fund (the "Board") is recommending that you approve a reorganization of the Fund under which the Fund would be combined with and into a corresponding series of Alpha Select Funds ("Alpha Select"). Assuming approval by Shareholders of the Fund, each holder of shares of the Fund will receive a number of shares of the Alpha Select's Target Select Equity Fund equal in dollar value of the Fund owned by such holder at the time of the combination (the "Reorganization"). It is not anticipated that the Reorganization will have any tax consequences for the TIP Funds or its shareholders. As further explained in the accompanying Prospectus/Proxy Statement, Turner Investment Partners, Inc. will continue to manage a portion of the assets managed in the Target Select Style. The Board has recommended approval of the combination, and we encourage you to support the recommendation to approve the proposal.

     We are proposing the Reorganization principally to provide access to broader distribution channels and to introduce new management and advisory structures. Alpha Select Funds will be available to investors in both retail and institutional distribution channels. We hope that, as a part of Alpha Select, the Target Select approach will achieve operating efficiencies, and possibly realize economies of scale.

     Your vote is important to us. Please do not hesitate to call 1-800-224-6312 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Fund.

                                                 Sincerely,

                                                 Stephen Kneeley
                                                 President

                INFORMATION ABOUT YOUR PROSPECTUS/PROXY STATEMENT

Q.   WHY AM I RECEIVING THIS PROSPECTUS/PROXY STATEMENT?

A. TIP Funds (the "Trust") seeks your approval of a reorganization (the "Reorganization") of the Trust's Target Select Equity Fund (the "Fund"). The Trust's Board of Trustees recommends approval of the Reorganization because it believes that it will result in a structure that more appropriately serves the needs of shareholders.

Q.   HOW WILL THE REORGANIZATION WORK?

A. The Fund will transfer all of its assets and liabilities to the Target Select Equity Fund (the "Target Select Fund"), a series of the Alpha Select Funds, in return for shares of the Target Select Fund having an equivalent aggregate value pursuant to an Agreement and Plan of Reorganization and Liquidation (the "Plan"). The assets of the Fund will be transferred at their current value as of the Reorganization date, and the shares provided in return will have a total value equal to the transferred net assets, again as of the Reorganization date. Finally, the Fund will distribute the Target Select Fund shares received by it to its shareholders in a liquidating distribution. Shareholders of the Fund will thus effectively be converted into shareholders of the Alpha Select Fund. If the Plan is carried out as proposed, there will be no federal income tax consequences to the Fund or its shareholders.

     Please refer to the prospectus/proxy statement for a detailed explanation of the proposal, and for full descriptions of the Trust, the Fund, Alpha Select Funds, and the Target Select Fund.

Q.   HOW WILL THIS AFFECT MY ACCOUNT?

A. Following the Reorganization, you will be a shareholder of the Target Select Fund. As more fully described in the prospectus/proxy statement, the adviser to the Target Select Fund will be Concentrated Capital Management LP, a newly formed firm sponsored by Turner Investment Partners, Inc. and CCM Holdings Corp., a company organized by Gregory J. Berlacher and Stephen Marcus, that will employ a multi-manager approach to managing the Target Select Fund's assets. The Target Select Fund's assets will be managed on a day-to- day basis by three advisers, Fund Asset Management, doing business as Mercury Advisors, Evergreen Investment Management Company, and Turner Investment Partners, Inc. The Reorganization will not, however, affect the value of your account at the time of Reorganization.

Q.   WHY DO I NEED TO VOTE?

A. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Q.   HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of the Trust recommends that you vote "FOR" the Reorganization.

Q.   WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDERS MEETING?

A. Turner Investment Partners, Inc., will pay the costs of the shareholder meeting and for this prospectus/proxy statement.

Q.   WHERE DO I MAIL MY PROXY CARD?

A.   You may use the enclosed postage-paid envelope or mail your proxy card to:

                  TIP Funds
                  c/o ADP
                  53 Mercedes Way
                  Edgewood, NY  11717

     You may also vote over the internet or by telephone. Please follow the enclosed instructions to utilize these methods of voting.

Q.   WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about the proxy solicitation. Please call us at (800) 224-6312 between 8:00 a.m. and 5:30 p.m. Eastern Time, Monday through Friday.

                                    TIP FUNDS
                              1235 Westlakes Drive
                                    Suite 350
                           Berwyn, Pennsylvania 19312

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 13, 2000

Notice is hereby given that a Special Meeting ("Special Meeting") of Shareholders of the Target Select Equity Fund (the "Fund") of TIP Funds (the "Trust") will be held at the offices of SEI Investments Company ("SEI"), Oaks, Pennsylvania 19456, on Friday, October 13, 2000, at 2:00 p.m. (Eastern Time) for the purpose of considering the proposal set forth below.

At the Special Meeting, Shareholders of the Fund will be asked to consider and act upon a proposed Agreement and Plan of Reorganization and Liquidation, pursuant to which the Fund will transfer all of its assets and liabilities to the Target Select Equity Fund (the "Target Select Fund"), a portfolio of Alpha Select Funds ("Alpha Select") with a similar investment objective and comparable investment policies, in exchange for shares of the Target Select Fund. The proposal, which is more fully described in the attached prospectus/proxy statement, is as follows:

1. Approval of an Agreement and Plan of Reorganization and Liquidation between the Trust, on behalf of the TIP Funds Target Select Equity Fund, and Alpha Select Funds, on behalf of the Alpha Select Funds Target Select Equity Fund.

The persons named as proxies are authorized to vote on such other business as may properly come before the Special Meeting in accordance with their own discretion.

All Shareholders are cordially invited to attend the Special Meeting. However, if you are unable to attend the Special Meeting, you are requested to mark, sign and date the enclosed Proxy Card(s) and return it promptly in the enclosed, postage-paid envelope so that the Special Meeting may be held and a maximum number of shares may be voted. You may also vote over the internet or by telephone. Please follow the enclosed instructions to utilize these methods of voting.

Shareholders of record at the close of business on Friday, September 1, 2000 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

                                            By Order of the Board of Trustees


                                            James W. Jennings,  Secretary

October 13, 2000
PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                           PROSPECTUS/PROXY STATEMENT


                                October 13, 2000

          Relating to the Acquisition of the Assets and Liabilities of

                            TARGET SELECT EQUITY FUND
                                   a Series of

                                    TIP FUNDS
                              1235 Westlakes Drive
                                    Suite 350
                           Berwyn, Pennsylvania 19312
                                 (800) 224-6312

                        by and in Exchange for Shares of

                            TARGET SELECT EQUITY FUND
                                   a Series of

                               ALPHA SELECT FUNDS
                              1235 Westlakes Drive
                                    Suite 350
                           Berwyn, Pennsylvania 19312
                                 (888) TIP-7654


This prospectus/proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees ("Board" or "Trustees") of TIP Funds (the "Trust") in connection with the Special Meeting of Shareholders (the "Special Meeting") of the Trust's Target Select Equity Fund (the "Fund") to be held on Friday, October 13, 2000, at 2:00 p.m. (Eastern Time) at the offices of SEI Investments Company ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456 (the "Proposal"). At the Special Meeting, shareholders of the Fund will be asked to consider and approve a proposed Agreement and Plan of Reorganization and Liquidation (the "Reorganization Agreement") between the Trust, on behalf of the Fund, and Alpha Select Funds ("Alpha Select"), on behalf of its Target Select Equity Fund ("Target Select Fund"), as well as the other matters contemplated therein. A copy of the Reorganization Agreement is attached as Exhibit A.

The Reorganization Agreement provides that the Fund will transfer all of its assets and liabilities to the Target Select Fund, in return for Class I Shares of the Target Select Fund having an equivalent aggregate value (the "Reorganization"). The assets of the Fund will be transferred at their current value as of the Reorganization date, and the shares provided in return will have a total value equal to the transferred net assets, again as of the Reorganization date. The Fund will distribute the shares received by it to its shareholders in a liquidating distribution. Shareholders of the Fund will thus effectively be converted into shareholders of the Target Select Fund. If the Reorganization Agreement is carried out as proposed, there will be no federal income tax consequences to the Fund or its shareholders.

The Trust is an open-end management investment company, or mutual fund. Turner Investment Partners, Inc. ("Turner Investment Partners") provides investment advisory services to the Fund. Turner also oversees two sub-advisers, Penn Capital Management Company, Inc. and Clover Capital Management, Inc., who provide, along with Turner, day-to-day investment management of certain assets of the Fund.

Alpha Select also is an open-end management investment company, or mutual fund. The Target Select Fund is a newly-organized series of Alpha Select. Concentrated Capital Management, LP ("CCM"), a newly-formed adviser, provides investment advisory services to the Target Select Fund. CCM will oversee a number of sub-advisers who will provide day-to-day investment management of the assets of the Target Select Fund, including Turner Investment Partners, Evergreen Investment Management Company and Mercury Advisors.

This prospectus/proxy statement sets forth the information that a shareholder of the Fund should know before voting on the Reorganization, and should be retained for future reference. The following additional relevant documents have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference in whole or in part:

     (i) A Statement of Additional Information, dated October 13, 2000, relating to this prospectus/proxy statement and the Reorganization is incorporated into this prospectus/proxy statement in its entirety. A copy of such Statement of Additional Information is available upon request and without charge by writing to TIP Funds, P.O. Box 419805, Kansas City, MO 64141-6805 or by calling 1-800-224-6312.

    (ii) The Prospectus for the Trust relating to the Fund, dated June 30,
         2000 contains a more detailed discussion of the investment objectives, policies and risks of the Fund. It is incorporated by reference into this prospectus/proxy statement insofar as it relates to the Fund and not to any other fund of the Trust described therein. Copies are available upon request and without charge by calling 1-800-224-6312.

   (iii) A Statement of Additional Information for the Trust, dated January 31, 2000, is incorporated by reference into this prospectus/proxy statement. Copies are available upon request and without charge by calling 1-800-224-6312.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time up until voting results are announced at the Special Meeting or any subsequent meeting resulting from an adjournment of the Special Meeting. You can do this by writing to your Fund's Secretary, c/o Turner Investment Partners, 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania, 19312, or by voting in person at the Special Meeting.

This prospectus/proxy statement constitutes the proxy statement of the Trust for the Special Meeting and is expected to be sent to shareholders on or about September 22, 2000. Only shareholders of record as of the close of business on Friday, September 1, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

Read and keep these documents. Please read the entire prospectus/proxy statement, along with the Target Select Fund's preliminary Prospectus, which follows the prospectus/proxy statement, before casting your vote. These documents contain information that is important to your proxy decision, and you should keep them for future reference.

           -----------------------------------------------------------
                             YOUR VOTE IS IMPORTANT!
             You can vote easily and quickly. Just follow the simple
              instructions that appear on your enclosed Proxy Card.
           -----------------------------------------------------------


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SYNOPSIS........................................................................
         The Reorganization.....................................................
         Investment Adviser.....................................................
INFORMATION RELATING TO THE REORGANIZATION......................................
         Description of the Reorganization......................................
         Federal Income Taxes...................................................
         Capitalization.........................................................
         The Reorganization Will Have No Immediate Impact on
         Your Fund's Share Price................................................
THE REORGANIZATION AGREEMENT....................................................
REASONS FOR THE REORGANIZATION..................................................
CONSIDERATIONS OF THE TRUSTEES OF TIP FUNDS.....................................
COMPARISON OF THE INVESTMENT OBJECTIVES AND POLICIES OF
 THE ALPHA SELECT FUNDS AND THE TIP FUNDS.......................................
         Investment Objectives and Policies.....................................
         General Investment Policies............................................
         Strategies, the Multi-Manager Approach and Risks and ..................
         Performance............................................................
         Fund Management .......................................................
         Special Considerations Regarding the Multi-Adviser Approach............
         Manager of Managers Option.............................................
         Comparison of Fees and Expenses........................................
DESCRIPTION OF ALPHA SELECT.....................................................
DESCRIPTION OF TIP FUNDS........................................................
ADDITIONAL INFORMATION..........................................................
         The Administrator......................................................
         The Transfer Agent and Custodian.......................................
         The Distributor........................................................
ADDITIONAL INFORMATION ABOUT THE FUNDS..........................................
         Prospectuses...........................................................
         Statement of Additional Information....................................
         Shareholder Reports....................................................
FUND TRANSACTIONS...............................................................
SHAREHOLDER RIGHTS..............................................................
         General................................................................
         Shares.................................................................
         Shareholder Voting.....................................................
         Shareholder Meetings...................................................
         Election and Term of Trustees..........................................

         Shareholder Liability..................................................
         Liability of Trustees..................................................
LEGAL MATTERS...................................................................
VOTING ON THE REORGANIZATION AGREEMENT..........................................
         General Information....................................................
         Vote Required to Approve Reorganization Agreement......................
         Outstanding Shares.....................................................
         Beneficial Owners......................................................
         Expenses...............................................................
OTHER BUSINESS..................................................................
SHAREHOLDER INQUIRIES...........................................................
EXHIBIT A - FORM OF AGREEMENT AND PLAN
OF REORGANIZATION AND LIQUIDATION............................................A-1

                                    SYNOPSIS

The following is a summary of certain key information concerning the Reorganization Agreement. More detailed information appears throughout this prospectus/proxy statement and is qualified by reference to the more complete information contained herein and in the attached Exhibit A. You should read this entire prospectus/proxy statement carefully.

THE REORGANIZATION

The Board of the Trust, including those Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 ("1940 Act"), has unanimously approved, subject to shareholder approval, the Trust's entry into the Reorganization Agreement on behalf of the Fund. The Reorganization Agreement provides that the assets and liabilities of the Fund will be transferred to the Target Select Fund at their current value on the date of the transaction, and that the Class I Shares provided in return will have a total value equal to the total value of the transferred net assets, again as of the transaction date. Finally, the Reorganization Agreement calls for the Fund to distribute the shares received by it to its shareholders in a liquidating distribution. Shareholders of the Fund will thus effectively be converted into shareholders of the Target Select Fund. There will be no federal income tax consequences to the Fund or to its shareholders, and no sales charge will be imposed in connection with this transaction.

The Board of the Trust, including the Trustees who are not "interested persons," has concluded that the Reorganization would be in the best interests of the Fund and its shareholders and that the interests of existing shareholders in the Fund would not be diluted as a result of the transaction con templated by the Reorganization. The Board of the Trust recommends that you vote for the approval of the Reorganization Agreement.

INVESTMENT ADVISER

Turner Investment Partners currently advises and oversees other sub-advisers, and manages assets of the Fund directly. With the Target Select Fund, a newly-formed adviser, CCM, will oversee the three sub-advisers, including Turner Investment Partners. See page ___.


                   INFORMATION RELATING TO THE REORGANIZATION

DESCRIPTION OF THE REORGANIZATION

The following summary is qualified in its entirety by reference to the Reorganization Agreement found in Exhibit A.

The Reorganization Agreement provides that all of the assets and liabilities of the Fund will be transferred to the Target Select Fund, a separate series of Alpha Select, at the close of business on October 23, 2000, or such later date as is agreed to by the parties (the "Effective Time"). In exchange for the transfer of these assets, the Target Select Fund will simultaneously issue to the Trust, at the Effective Time, a number of full and fractional Class I Shares equal in value to the net asset value of the Fund immediately prior to the Effective Time.

Following the transfer of assets and liabilities in exchange for Target Select Fund shares, the Fund will distribute pro rata the shares received to its shareholders in a liquidating distribution. Each shareholder of the Fund owning shares at the Effective Time will receive Target Select Fund shares of equal value. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Fund's shareholders on the share records of Alpha Select's transfer agent. Each account will represent the respective pro rata number of full and fractional Class I Shares of Alpha Select due to the shareholders of the Fund. Alpha Select does not issue share certificates to shareholders. Class I Shares of Target Select Fund will have no preemptive or conversion rights. After the Reorganization, the Fund will cease operations.

The Reorganization is subject to a number of conditions, including the receipt of certain legal opinions described in the Reorganization Agreement (including an opinion of counsel that the Fund shares issued in accordance with the terms of the Reorganization Agreement will be validly issued, fully paid and non-assessable); the receipt of certain certificates from the parties concerning aggregate asset values; and the parties' performance in all material respects of the agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Effective Time of the Reorganization will be October 23, 2000, or such later date as is agreed to by the parties.

The Reorganization Agreement and the Reorganization may be abandoned without penalty at any time prior to the Effective Time of the Reorganization by resolution of the Board of the Trust or of the Board of Alpha Select (or at the discretion of any duly authorized officer of either entity) if circumstances should develop that, in the opinion of either Board (or any such officer of either entity), make it inadvisable to proceed with the Reorganization.

FEDERAL INCOME TAXES

The Reorganization is designed to be tax free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in the Target Select Fund will be the same as the basis and holding period of your shares in the Fund. Consummation of the Reorganization is subject to the receipt of a legal opinion from counsel that under the Internal Revenue Code of 1986, as amended, the exchange of assets of the Fund for shares of the Target Select Fund, the transfer of such shares to the holders of the shares of the Fund, and the dissolution of the Fund pursuant to the Reorganization Agreement will not give rise to the recognition of a gain or loss for federal income tax purposes to the Fund, the Target Select Fund, or the shareholders of either the Fund or the Target Select Fund. Turner Investment Partners, on behalf of the Fund, has not sought a tax ruling from the Internal Revenue Service. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including state and local tax consequences.

CAPITALIZATION

The following table sets forth as of__________, 2000: (i) the capitalization of each Fund; and (ii) the pro forma combined capitalization of the Target Select Fund, assuming the Reorganization has been approved.

                                                               Net Asset Value               Shares
         Fund                         Net Assets                  Per Share                Outstanding
         ----                         ----------               ---------------             -----------
TIP FUNDS

Target Select Equity                       $                          $
Fund

ALPHA SELECT FUNDS

Target Select Equity                      $0                         N/A                        0
Fund

PRO FORMA ALPHA
SELECT

Target Select Equity                       $                          $
Fund

THE REORGANIZATION WILL HAVE NO IMMEDIATE IMPACT ON THE FUND'S SHARE PRICE

On the day of the Reorganization, Target Select Fund's share price will be the same as that of the Fund. The Reorganization will not cause the Fund's share price to go up or down, and you will own the same number of shares after the Reorganization as you owned prior to the Reorganization. Any declared but undistributed dividends or capital gains will carry over in the Reorganization.

                          THE REORGANIZATION AGREEMENT

The Reorganization Agreement provides that all of the assets and liabilities of the Fund will be transferred to the Target Select Fund, a corresponding series of Alpha Select, in return for Class I Shares of the Target Select Fund having an equivalent aggregate value. The assets and liabilities of the Fund will be transferred to Target Select Fund at their current value on the date of the transaction, and the shares provided in return will have a total value equal to the total value of the transferred net assets, again as of the transaction date. Finally, the Fund will distribute the shares received by it to its shareholders in a liquidating distribution.

The Reorganization Agreement provides that the Trust will receive, prior to the closing, an opinion of counsel to the effect that: (i) Alpha Select and the Target Select Fund are duly organized and validly existing under the laws of the State of Delaware; (ii) Alpha Select is an open-end management investment company registered under the 1940 Act; (iii) the Agreement and the Reorganization provided for therein and the execution of the Agreement have been duly authorized and approved by all requisite action of Alpha Select, and has been duly executed and delivered by Alpha Select on behalf of the Target Select Fund and is a valid and binding obligation of the Target Select Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance, and similar laws or court decisions regarding enforcement of creditors' rights generally; and (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency is required for Alpha Select to enter into the Reorganization Agreement or carry out its terms on behalf of the Target Select Fund that has not been obtained other than where the failure to obtain such consent, approval, order, or authorization would not have a material adverse affect on the operations of the Target Select Fund.

In addition, Alpha Select shall have received, prior to the closing, an opinion of counsel to the effect that: (i) the Trust and the Fund are duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the Trust is an open-end management investment company registered under the 1940 Act; (iii) the Reorganization Agreement, the Reorganization provided for therein, and the execution of the Reorganization Agreement have been duly authorized and approved by all requisite corporate action of the Trust and the Reorganization Agreement has been duly executed and delivered by the Trust and is a valid and binding obligation of the Trust, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any federal or state court or administration or regulatory agency is required for the Trust to enter into the Reorganization Agreement or carry out its terms on behalf of the Fund that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Trust or the Fund; and (v) the Trust shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with the Reorganization Agreement, will be validly issued, fully paid and non-assessable.

                         REASONS FOR THE REORGANIZATION

The Reorganization has been proposed to enable the Fund to better focus its marketing efforts. Specifically, Alpha Select will be available to investors in both retail and institutional distribution channels. As a result, the Trustees hope that the Fund will achieve operating efficiencies and will realize economies of scale. In addition, the Trustees considered the fact that Morgan, Lewis & Bockius LLP believes that the Reorganization will be tax-free to the Fund's shareholders, and that the costs of the solicitation and the Special Meeting necessary in order to carry out the transaction will be borne by Turner Investment Partners.

Based on the factors described above, the Trustees, including these Trustees who are not "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act, determined that participation in the Reorganization is in the best interests of the Fund's shareholders and that the interest of the Fund's existing shareholders would not be diluted as a result of the Reorganization. Accordingly, the Trustees recommend that shareholders approve the Reorganization. The Trustees of Alpha Select, including those Trustees who are not "interested persons" of Alpha Select within the meaning of the 1940 Act, also determined that participation in the Reorganization is in the best interests of Alpha Select and the Target Select Fund.

                   CONSIDERATIONS OF THE TRUSTEES OF TIP FUNDS

At a meeting held on February 25, 2000, the Trustees of the Trust reviewed the Reorganization Agreement and determined that the Reorganization is in the best interests of the Trust and the Trust's Shareholders, and that the interests of the Trust's Shareholders will not be diluted as a result of the Reorganization. The Trustees determined to recommend that the Shareholders of the Fund approve the Reorganization Agreement and the Reorganization transaction.

In making this determination, the Trustees of the Trust carefully reviewed the terms and provisions of the Reorganization Agreement, the substantial similarity of the objectives, policies and restrictions of the corresponding Alpha Select Funds, the tax consequences of the Reorganization to the Alpha Select Funds and their Shareholders, and the expense ratios of the Fund and the Target Select Fund. In addition, the Trustees considered the nature and quality of the services expected to be rendered to the Target Select Fund, the compensation payable to the adviser and sub-advisors, the history, reputation, qualification and background of the advisor and sub-advisors and the qualifications of their personnel and financial condition, and the benefits expected to be realized by the Shareholders of the Fund as a result of the Reorganization, including access to broader distribution channels.

          THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE TIP FUNDS
           VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF
                         REORGANIZATION AND LIQUIDATION.


        COMPARISON OF THE INVESTMENT OBJECTIVES, POLICIES, RISKS AND FEES
                   OF THE ALPHA SELECT FUNDS AND THE TIP FUNDS

This section tells you about:

o The Target Select Fund's investment goal
o The Target Select Fund's main investment strategies
o The risks of investing in the Target Select Fund

It compares this information with similar information relating to the Trust and the Fund. There is more information about the Target Select Fund's investment practices in the Statement of Additional Information ("SAI") which legally is a part of this prospectus/proxy statement. For details about how to get an SAI and other reports and information, see the back cover of this prospectus/proxy statement.

INVESTMENT OBJECTIVES AND POLICIES

The Target Select Fund seeks long term capital appreciation. It attempts to achieve this objective by investing in U.S. and foreign equity securities. This objective is identical to the objective of the Fund.

The sub-advisers of the Target Select Fund will each invest in a limited number (as few as 10) of equity securities that are believed by each sub-adviser to have the greatest return potential. Such a focused security-selection process permits each sub-adviser to act on only the investment ideas that it thinks are its strongest ones. The intent is to avoid diluting fund performance by owning too many securities, so that the positive contributions of winning investments (if any) will prove substantial.

The Target Select Fund brings together each sub-adviser's favorite investment ideas, and access to differing investment styles. Each sub-adviser will apply its own unique stock-picking style. Each sub-adviser's differing style may help to smooth out the volatility of the Fund's overall return. Ideally, when one style is out of favor, the other styles will offer a counterbalancing influence.

CCM is adviser to the Target Select Fund and oversees the sub-advisers. The sub-advisers will be Turner Investment Partners, Mercury Advisors, and Evergreen Investment Management Company. Turner Investment Partners will manage approximately 15-35% of the Target Select Fund's assets, while Mercury Advisors and Evergreen will manage approximately 30-70% and 15-35%, respectively. Turner Investment Partners, as adviser to the Target Select Fund's predecessor, managed over 50% of the Fund's portfolio. Clover Capital Management, Inc. ("Clover Capital"), Penn Capital, and Chartwell Investment Partners ("Chartwell"), which served as investment sub-advisers to the Fund, are not expected to manage any assets of the Target Select Fund.

GENERAL INVESTMENT POLICIES

The Target Select Fund is designed to provide an investment that combines the investment expertise and best investment ideas of a number of outstanding money-management firms. Under the general supervision of the advisor, the sub-advisers will manage a portion of the Target Select Fund's portfolio on a day-to-day basis. Assets for investment will be allocated to each sub-adviser by Alpha Select's Board of Trustees, based on the recommendation of CCM, as adviser. The expectation is that the allocations will result in a portfolio invested in a variety of equity securities with differing capitalizations and valuations, chosen by differing investment strategies.

The Target Select Fund intends to invest primarily (and, under normal circumstances, at least 65% of total assets) in equity securities of both U.S. and foreign issuers. Selection of equity securities will not be restricted by market capitalization, and each Fund's sub-adviser will employ its own proprietary investment processes in managing assets.

Assets of the Target Select Fund may also be invested in shares of other investment companies, American Depository Receipts ("ADRs") and Real Estate Investment Trusts ("REITs"). The Target Select Fund may also invest up to 15% of its net assets in illiquid securities, invest up to 25% of its total assets in convertible securities (including convertible securities rated below investment grade) purchase unregistered securities that are eligible for re-sale pursuant to Rule 144A under the Securities Act of 1933, as amended, and purchase fixed income securities, including securities rated below investment grade. In addition, the Target Select Fund may effect short sales, purchase securities on a when-issued basis, and may enter into futures and options transactions.

The investment policies of the Fund and the Target Select Fund including the investments and investment techniques, are substantially similar.

STRATEGIES, THE MULTI-MANAGER APPROACH AND RISKS

Strategies
In selecting investments, the sub-advisers employ different strategies: a growth strategy that emphasizes above-average earnings potential; a global strategy that focuses on small capitalization companies; a value strategy that is based on investing in all capitalization companies; and a growth strategy that invests in mid-to-large capitalization companies. Other strategies may be introduced as additional or replacement sub-advisers are hired.

Multi-Manager Approach
The Fund's employment of a multi-manager approach is intended to take advantage of the best investment ideas of a number of sub-advisers. Each sub-adviser handles a portion of the Target Select Fund's assets, and is expected to select a relatively small number of securities for its portion of the Target Select Fund per each investment strategy. Such a focused security- selection process permits each manager to act on only the investment ideas that it thinks have the greatest return potential. CCM will also recommend the appointment of additional or replacement sub-advisers to the Target Select Fund's Board of Trustees.

Risks
The Target Select Fund has its own investment goal and strategies for reaching that goal. The Target Select Fund's sub-advisers will invest Target Select Fund assets in a way that each believes will help the Target Select Fund achieve its goal. Still, investing in the Target Select Fund involves risk and there is no guarantee that the Target Select Fund will achieve its goal. The sub-advisers' judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the sub-advisers do, you could lose money on your investment in the Target Select Fund, just as you could with other investments. A Target Select Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in the Target Select Fund is based on the market prices of the securities it holds. Since it purchases equity securities, it is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Target Select Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Target Select Fund. The Target Select Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities as compared to a diversified fund.

The Target Select Fund's investment approach seeks to generate positive returns from the efforts of separate sub-advisers who each manage a portion of the Fund's assets using a specific style. There is a risk, therefore, that the combined performance of the Target Select Fund's various sub-advisers will lag that of funds that employ a single strategy or style. There is also a risk that a sub-adviser's performance in its chosen strategy will lag that of other sub-advisers that utilize a similar approach. In addition, the Target Select Fund is subject to the risk that equity securities generally may underperform compared to debt securities and other asset classes.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. While ADRs are denominated in U.S. dollars, they are subject to currency risk to the extent the underlying stocks are denominated in foreign currencies.

Any micro, small and medium capitalization companies the Target Select Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these micro, small and mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, the share prices of micro-capitalization companies may be extremely volatile.

The Target Select Fund may also, to a limited extent, borrow money and utilize leveraging techniques. The Target Select Fund may invest in securities that fluctuate in value, and investors should expect the Target Select Fund's net asset value per share to fluctuate in value. The value of equity securities may be affected by the financial markets as well as by developments impacting specific issuers. The values of fixed income securities tend to vary inversely with interest rates, and may be affected by market and economic factors, as well as by developments impacting specific issuers. The Target Select Fund's high yield securities, if any, may be volatile and are subject to greater amounts of credit risk than investment grade issuers.

The Strategies and Risks of the Fund and Target Select Fund are substantially similar. The multi-manager approach of the Fund and the Target Select Fund differs in some respects. Under the Fund's multiple sub-adviser structure, Turner was responsible for the continuous review, supervision and administration of the Fund's investment program, which included overseeing two other sub-advisers. In addition, Turner was also responsible for making day-to-day investment decisions for some of the assets of the Fund. Because of this dual role as day-to-day investment adviser and overall manager of the investment program, Turner is essentially responsible for the Fund's performance. Under the Target Select Fund's multiple sub-adviser structure, CCM will similarly be responsible for the continuous review, supervision and administration of the Target Select Fund's investment program, which includes overseeing Turner Investment Partners as one of three sub-advisers. However, CCM will not be responsible for making day-to-day investment decisions for the Target Select Fund, and Turner Investment Partners will only manage approximately 15-35% of the Target Select Fund's assets. In addition, Turner Investment Partners employed sub-advisers that are different from those employed by CCM in managing the Fund.

PERFORMANCE

The table below provides the average annual total return for the Fund for selected time periods. Additional information about the Fund is contained in the Statement of Additional Information relating to this prospectus/proxy statement, and in the Prospectus relating to the Fund. How the Fund has performed in the past does not necessarily indicate how the Target Select Fund will perform in the future, especially since Alpha Select will have different advisory arrangements than the Trust.

         Average Annual Total Return for Periods Ended December 31, 1999

                                              TIP Target Select Equity Fund
                                              -----------------------------
1 Year                                                   113.07%
Since Inception*                                          63.50%

* TIP Funds Target Select Equity Fund commenced operations on 1/1/98.

The performance information shown above is based on a calendar year. The year-to-date return as of June 30, 2000 was 23.83%

               Best Quarter                          Worst Quarter
                  43.45%                                -17.08%
                (12/31/99)                              (9/30/98)

FUND MANAGEMENT

Alpha Select may utilize a "manager of managers" structure, with CCM acting as the investment adviser and manager of managers, and overseeing specialist sub-advisers who make investment decisions on behalf of the Target Select Fund.

CCM is a professional investment management firm founded in May, 2000. It is sponsored by Turner Investment Partners and CCM Holdings Corp. ("Holdings"). Holdings is the General Partner of CCM. Gregory J. Berlacher, is President and Chief Executive Officer of Holdings. The principal business address of CCM is 1150 First Avenue, Park View Tower, Suite 600, King of Prussia, PA 19406-2816. Mr. Berlacher has been in the investment banking industry for over ten years. He formed his own firm, Emerging Growth Equities, Ltd., in September of 1999.

CCM serves as the investment adviser for the Target Select Fund under an investment advisory agreement with Alpha Select (the "Advisory Agreement"). Under the Advisory Agreement, CCM continuously reviews, supervises and administers the Target Select Fund's investment program, subject to the supervision of, and policies established by, the Alpha Select Board. CCM makes recommendations to the Alpha Select Board with respect to the identification, retention and termination of, and the appropriate allocation of assets to, each of the Target Select Fund's sub-advisers. For its services, CCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.0625% of the average daily net assets of the Target Select Fund.

Robert E. Turner is a Trustee of each of the Trust and Alpha Select and will act as portfolio manager of the portion of the assets of the Target Select Fund managed by Turner Investment Partners. Mr. Turner is also Chairman and Chief Investment Officer of Turner Investment Partners. He has held this position since the founding of Turner Investment Partners in 1990. He has been in the investment business since 1982.

In addition to the differences in sub-advisers discussed in this prospectus/proxy statement, the advisory fees paid to CCM by the Target Select Fund provides for performance-based fees. The Target Select Fund will pay CCM an advisory fee that increases if the Target Select Fund outperforms its benchmark index by a certain percentage, and decreases if the Target Select Fund under performs its benchmark index by an equal percentage. CCM will pay the sub-advisers out of the fees it receives, and may pay a sub-adviser higher fees if it outperforms its benchmark index.

SPECIAL CONSIDERATIONS REGARDING THE MULTI-ADVISER APPROACH

CCM, the adviser of the Target Select Fund, oversees the portfolio management services provided to the Target Select Fund by each of the sub-advisers. Subject to the review of Alpha Select's Board, CCM monitors each sub-adviser to ensure that each is managing its segment of the Target Select Fund consistently with the Target Select Fund's investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in Subchapter M of the Internal Revenue Code. CCM also provides the Target Select Fund with certain administrative services, including maintenance of certain Target Select Fund records and assistance in the preparation of the Target Select Fund's registration statement under federal and state laws. Because each sub-adviser will be managing its segment of the Target Select Fund independently from the other sub-advisers, the same security may be held in two different segments of the Target Select Fund, or may be acquired for one segment at a time when the sub-adviser of another segment deems it appropriate to dispose of the security from that other segment. Similarly, under some market conditions, one or more of the sub-advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when it or another sub-adviser believes continued exposure to the equity markets is inappropriate for its segment(s) of the Target Select Fund. Because each sub-adviser directs the trading for its own segment, and does not aggregate its transactions with those of the other sub-advisers, the Target Select Fund may incur higher brokerage costs than would be the case if a single adviser were managing the entire Target Select Fund.

Because each segment of the Fund may perform differently from the other segments depending upon the investment style employed, the investments held and changing market conditions, one segment may be larger or smaller at various times than the other segments. Periodically, capital activity will be apportioned to preserve the initial allocation designated for each segment's investment style. However, the Adviser may, subject to review by the Trustees, allocate new investment capital differently. This action may be necessary, if for example, a Sub-Adviser determined that it desires no additional investment capital for a segment or if an investment style becomes out of favor or more profitable than other investment styles.

MANAGER OF MANAGERS OPTION

Alpha Select and CCM may, in the future, seek to achieve the Target Select Fund's investment objective by using a "manager of managers" structure. Under a manager of managers structure, CCM would act as investment adviser in much the same way as is currently contemplated. However, as manager of managers, CCM would be permitted, subject to direction from and oversight by the Alpha Select Board, to allocate and reallocate assets among sub-advisers, and to recommend that the Alpha Select Board hires, terminates or replaces sub-advisers without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisers, the Target Select Fund anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies.

Before it can operate using a manager of managers structure, Alpha Select and CCM will have to obtain exemptive relief from the SEC to permit such an arrangement. There is no assurance that such an order will be granted by the SEC. The initial shareholder of the Target Select Fund voted to vest authority to implement a manager of managers structure with the Alpha Select Board, and such a structure may be adopted without shareholder approval. However, shareholders of the Target Select Fund will be given at least 30 days' prior written notice of any such change, and any such change would only be made if the Alpha Select Board determines that it would be in the best interests of the Target Select Fund and its shareholders. In making that determination, the Trustees will consider, among other factors, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies.

COMPARISON OF FEES AND EXPENSES

The following table compares the annual operating expenses, including advisory fees, of the Fund to those of the Target Select Fund.

                            Annual Operating Expenses
                     (As a percentage of average net assets)


                                                    TIP Funds
                                                  Target Select             Target Select Fund
                                                   Equity Fund               (Class I Shares)
                                                  -------------             ------------------
Investment Advisory Fees................               1.05%                      1.0625%*
12b-1 Fees..............................               None                         None
Other Expenses..........................               9.14%                       1.539%**
                                                    -------                      -------
Total Annual Fund Operating                           10.19%                      2.6015%
Expenses................................
Fee Waivers and Expense                               (8.89%)                    (1.3815%)
                                                    -------                      -------
Reimbursements..........................
Net Total Operating Expenses                           1.30%***                     1.22%****

*The advisory fee is subject to a performance adjustment based on the Target Select Fund's performance relative to the performance of the Russell 3000 Index, its benchmark. An index measures the market price of a specific group of securities in a market sector. The Russell 3000 Index is a widely-recognized, capitalization-weighted index of the 3000 largest United States companies.

If the Target Select Fund outperforms its benchmark by a set amount, CCM will receive higher advisory fees. Conversely, if the Target Select Fund underperforms its benchmark by the same amount, CCM will receive lower advisory fees. Accordingly, the overall fee may vary by 0.15% either way. The Target Select Fund's SAI contains detailed information about its benchmark, as well as any possible performance-based adjustments to CCM fees. These performance-based adjustments will take effect after the Target Select Fund has been in operation for more than one year.

** Other expenses are estimated for the current year.

*** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.30% for a period of one year, or from exceeding 1.80% in any subsequent year.

**** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses of the Shares from exceeding 1.22% for a period of one year, or from exceeding 1.50% in any subsequent year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in the Target Select Fund.

The example assumes that you invest $10,000 in each fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year             3 Years            5 Years            10 Years
                                ------------------------------------------------------------------
TIP Funds Target
Select Equity Fund............   $132                $520              $936               $2,120

Target Select  Fund
(Class I
Shares).......................   $124                $447              $792               $1,767

SHAREHOLDER INFORMATION

The current purchase and redemption procedures and exchange privileges for the Fund are substantially similar to those of the Target Select Fund. However, the Target Select Fund offers multiple classes of shares, some of which have sales charges and/or Rule 12b-1 or shareholder servicing plans. Specifically, the Class A Shares of the Target Select Equity Fund are sold subject to a front-end sales charge and a 0.25% shareholder servicing fee. The Class C shares of the Target Select Equity Fund are sold subject to a 1.00% contingent-deferred sales charge, and pay a 0.75% Rule 12b-1 fee and a 0.25% shareholder servicing fee. Class I Shares of the Target Select Fund are sold without a sales charge and do not pay any Rule 12b-1 or shareholder serving fees.

                           DESCRIPTION OF ALPHA SELECT

Alpha Select was organized under Delaware law as a business trust pursuant to a Declaration of Trust dated October 25, 1993, as amended on October 7, 1998. Alpha Select is an open-end management investment company registered under the 1940 Act, and has authorized capital consisting of an unlimited number of units of beneficial interest without par value. Each series of Alpha Select has Class A, Class C, and Class I Shares. The Target Select Fund is a duly organized and validly existing separate series of Alpha Select.

                            DESCRIPTION OF TIP FUNDS

The Trust was organized under Massachusetts law as a business trust pursuant to an Agreement and Declaration of Trust dated January 26, 1996, as amended on February 21, 1997. The Trust is an open-end management investment company registered under the 1940 Act and has authorized capital consisting of an unlimited number of units of beneficial interest, each with a par value of $.00001. The Fund currently has only one class of shares. The Fund is duly organized and validly existing series of the Trust.

                             ADDITIONAL INFORMATION

Alpha Select and the Trust each have a different Board of Trustees. However, the Trust has the same administrator, custodian, distributor and transfer agent as Alpha Select, as well as the same principal executive officers.

THE ADMINISTRATOR

SEI Investments Mutual Funds Services (the "Administrator") provides both the Trust and Alpha Select with administrative services, including regulatory reporting and all necessary office space, equipment, personnel, and facilities.

For these administrative services, the Administrator is entitled to a fee from Alpha Select, which is calculated daily and paid monthly, at an annual rate of 0.09% of Alpha Select's average daily net assets up to $250 million, 0.07% on the next $250 million of such assets, 0.06% on the next $250 million of such assets, 0.05% of the next $1.25 billion of such assets, and 0.04% of such assets in excess of $2 billion. Alpha Select is subject to a minimum annual administration fee of $75,000.

The Administrator also serves as shareholder servicing agent for both the Trust and Alpha Select under a shareholder servicing agreement with each trust.

THE TRANSFER AGENT AND CUSTODIAN

DST Systems, Inc. (the "Transfer Agent"), 330 W. 9th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for both the Trust and Alpha Select under a transfer agency agreement with each trust. First Union National Bank (an affiliate of Evergreen), Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of Alpha Select and the Trust.

THE DISTRIBUTOR

SEI Investments Distribution Co. ("SIDCO"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company, acts as distributor for both the Trust and Alpha Select pursuant to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for its distribution services to the Trust. SIDCO will receive Rule 12b-1 fees from the Class C Shares of Alpha Select, but Class I Shares of Alpha Select do not pay any compensation to SIDCO.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

You may obtain additional information about the Target Select Fund in the following ways:

PROSPECTUSES

The Fund has a Prospectus that contains information about its operation and management. The Prospectus dated January 31, 2000, is on file with the Securities and Exchange Commission, and is incorporated herein by reference and accompanies this prospectus/proxy statement.

STATEMENT OF ADDITIONAL INFORMATION

In addition to the Prospectus, the Fund has a Statement of Additional Information ("SAI") that contains additional, more detailed information about the Fund. The SAI dated June 30, 2000, is on file with the Securities and Exchange Commission and is incorporated by reference into this prospectus/ proxy statement.

SHAREHOLDER REPORTS

The financial statements of the Fund contained in the Trust Annual Report to shareholders for the fiscal year ended September 30, 1999, has been audited by Ernst & Young LLP, its independent auditors. Also, unaudited financial statements of the Fund are contained in the Trust's most recent Semi-Annual Report to shareholders for the period ended March 31, 2000. These financial statements are incorporated by reference into this prospectus/proxy statement insofar as they relate to the Fund, and not to any other portfolios that are a part of the Trust and described therein. A copy of the Trust's Annual Report, which includes discussions of the performance of the Fund, and the most recent Semi-Annual Report, may be obtained by writing the Trust at P.O. Box 419805, Kansas City, Missouri 64141-6805, or by calling 1-800-224-6312. The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance herewith files reports and other information with the SEC.

Information about the Trust and Alpha Select, including the Prospectus, SAI, and shareholder reports of the Fund, may be obtained from the SEC in any of the following ways: (1) in person: you may review and copy documents in the SEC's Public Reference Room in Washington D.C. (for information call 1-202-942-8090); or at 7 World Trade Center, Suite 1300, New York, NY, 10048; (2) on-line: you may retrieve information from the SEC's web site at "http://www.sec.gov"; (3) mail: you may request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549; or (4) e-mail: you may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Trust's 1940 Act registration number is 811-07527 and Alpha Select's 1940 Act registration number is 811-8104.

DIVIDEND POLICIES

The Fund distributes its investment income quarterly as a dividend to shareholders. The Target Select Fund, however, will distribute its investment income annually as a dividend to shareholders. Each fund has a policy of making distributions of capital gains, in any, at least annually.

                                FUND TRANSACTIONS

The policies regarding portfolio transactions of the Trust and Alpha Select are substantially identical. Please refer to the Prospectuses for more information.

                               SHAREHOLDER RIGHTS

GENERAL

The Trust was established as a business trust under Massachusetts law by a Declaration of Trust dated January 26, 1996, as amended and restated on February 21, 1997. The Fund is also governed by its By-Laws and by applicable Massachusetts law.

Alpha Select was established as a business trust under Delaware law by a Declaration of Trust dated October 25, 1993, as amended and restated on October 7, 1998. Alpha Select is also governed by its By-Laws and by applicable Delaware law.

SHARES

The Trust is authorized to issue an unlimited number shares of beneficial interest, with a par value of $.00001 per share, from an unlimited number of series (portfolios) of shares. The shares of each TIP Fund have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

Alpha Select is authorized to issue an unlimited number shares of beneficial interest, with no par value, from an unlimited number of series (portfolios) of shares. The shares of each Alpha Select Fund have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

SHAREHOLDER VOTING

Shareholders of the Fund have identical voting rights. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares. The shares of the Fund have non- cumulative voting rights, which means the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if the holders choose to do so. At shareholder meetings, the holders of 40% of a portfolio's shares entitled to vote at the meeting generally constitute a quorum. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares, and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

Shareholders of Alpha Select have identical voting rights.

SHAREHOLDER MEETINGS

Annual meetings of shareholders of the Trust will not be held, but special meetings of shareholders may be held under certain circumstances. A meeting will be held to vote on the removal of a Trustee(s) of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communications in such matters to the extent required by law.

Alpha Select has similar voting provisions.

ELECTION AND TERM OF TRUSTEES

The Fund's affairs are supervised by the Trust's Board of Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. Trustees of the Trust are elected by a majority vote of a quorum cast by written ballot at the regular meeting of shareholders, if any, or at a special meeting held for that purpose. Trustees hold office until their successors are duly elected and qualified or until their death, removal or resignation. Shareholders may remove a Trustee by vote of a majority of the votes entitled to be cast for the election of directors and may elect a successor to fill a resulting vacancy. A Trustee elected thereby serves for the balance of the term of the removed Trustee.

Alpha Select has similar requirements regarding Trustees, who are governed by the laws governing business trusts in the State of Delaware.

SHAREHOLDER LIABILITY

The shareholders of the Fund generally are not personally liable for the acts, omissions or obligations of the Trust's Trustees or of the Trust.

Shareholders of the Target Select Fund generally are not personally liable for acts, omissions or obligations of Alpha Select's Trustees or of Alpha Select.

LIABILITY OF TRUSTEES

The Trust's Trustees shall not be personally liable for any obligation of the Fund. The Fund will indemnify its Trustees and officers out of Fund assets against all liabilities and expenses except for liabilities arising from such person's self-dealing, willful misconduct or recklessness.

Alpha Select has similar provisions regarding Alpha Select's Trustee liability.

                                  LEGAL MATTERS

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103, serves as counsel to the Trust and Alpha Select.

         THE BOARD OF TRUSTEES OF TIP FUNDS RECOMMEND THAT YOU VOTE FOR
            APPROVAL OF THE REORGANIZATION AGREEMENT AND THE PROPOSAL
                  DESCRIBED IN THIS PROSPECTUS/PROXY STATEMENT.


                     VOTING ON THE REORGANIZATION AGREEMENT


GENERAL INFORMATION

This prospectus/proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust in connection with the Special Meeting. It is expected that the solicitation of proxies will be primarily by mail. You may also vote over the internet or by telephone. Please follow the enclosed instructions to utilize these methods of voting. Officers of the Fund and Turner Investment Partners may also solicit proxies by telephone, telegraph, facsimile or in person. The cost of solicitation and the Special Meeting will be borne by Turner Investment Partners.

VOTE REQUIRED TO APPROVE REORGANIZATION AGREEMENT

Shareholders of the Fund on the Record Date will be entitled to one vote per share then held and a fractional vote for each fractional share then held. Approval of the Reorganization Agreement requires the affirmative vote of a majority of the outstanding voting securities entitled to vote. Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Fund a written notice of revocation or a subsequently executed proxy, or by attending the Special Meeting and voting in person.

Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization Agreement. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter) will be treated as shares that are present at the Special Meeting but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a vote against approval of the Reorganization Agreement.

If sufficient votes in favor of the proposal are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special

Meeting for a reasonable period of time to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy at the session of the Special Meeting (or any subsequent meeting as a result of any adjournments) to be adjourned. The persons named as proxies will vote for an adjournment any proxies which they are entitled to vote in favor of the proposal. They will vote as against any proxies required to be voted against the proposal. The costs of any additional solicitation and of any adjourned session will be borne by Turner Investment Partners.

OUTSTANDING SHARES

Only shareholders of record on the Record Date are entitled to notice of and to vote at the Special Meeting and any adjournment thereof. At the close of business on the Record Date there were outstanding and entitled to vote:

         _________ shares of the Target Select Equity Fund of TIP Funds.

BENEFICIAL OWNERS

The following table sets forth certain information as of _______, 2000, concerning each person who owned, of record or beneficially, 5% or more of the shares of the Fund. Turner Investment Partners may be deemed to "beneficially own" a substantial number of shares of the Fund because their investment advisory relationships may permit them to dispose of shares or advise Shareholders to dispose of shares. Turner Investment Partners may be deemed to control the Fund if it beneficially owns more than 25% of the Fund outstanding shares. Turner does not vote shares of the Fund for any of its clients.


--------------------------------------------------------------------------------
                       TIP Funds Target Select Equity Fund
--------------------------------------------------------------------------------
                                                           Percentage of Shares
                                                               Owned Before
Name and Address                                              Reorganization
--------------------------------------------------------------------------------
                                                                 _______%
--------------------------------------------------------------------------------
                                                                 _______%
--------------------------------------------------------------------------------
                                                                 _______%
--------------------------------------------------------------------------------
* Record and Beneficial Ownership.

As of Record Date the Trustees and officers of the Trust as a group owned of the total outstanding shares of the Fund.

EXPENSES

All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by Turner Investment Partners. In order to obtain the necessary quorum at the Special Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of Turner Investment Partners, SEI Investments or the Trust. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

                                 OTHER BUSINESS

The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxy.

                              SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Trust in writing at the address on the cover page of this Prospectus/Proxy Statement or by telephoning 1-800-224-6312.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO UTILIZE THESE METHODS OF VOTING.

                                                                       EXHIBIT A

                           FORM OF AGREEMENT AND PLAN
                        OF REORGANIZATION AND LIQUIDATION


     AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of February 25, 2000 (the "Agreement"), by and between the TIP Funds (the "TIP Trust"), a Massachusetts business trust, on behalf of the TIP Target Select Equity Fund (collectively, the "Acquired Fund"), and Alpha Select Funds ("Alpha Select Trust"), a Delaware business trust, on behalf of the Target Select Equity Fund (the "Acquiring Fund").

     WHEREAS, TIP Trust was organized under Massachusetts law as a business trust under a Declaration of Trust dated January 26, 1996, and amended on February 21, 1997. TIP Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). TIP Trust has authorized capital consisting of an unlimited number of units of beneficial interest without par value of separate series of TIP Trust. The Acquired Fund is a duly organized and validly existing series of TIP Trust;

     WHEREAS, Alpha Select Trust was organized under Delaware law as a business trust under a Declaration of Trust dated October 25, 1993, and amended on December 10, 1998. Alpha Select Trust is an open-end management investment company registered under the 1940 Act. Alpha Select Trust has authorized capital consisting of an unlimited number of units of beneficial interest with a par value of $.00001 of separate series of Alpha Select Trust. The Acquiring Fund is a duly organized and validly existing series of the Alpha Select Trust;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to effect the transfer of all of the assets of the Acquired Fund solely in exchange for the assumption by the Acquiring Fund of all or substantially all of the liabilities of the Acquired Fund and units of beneficial interest of the Acquiring Fund ("Acquiring Fund Shares") followed by the distribution, at the Effective Time (as defined in Section 9 of this Agreement), of such Acquiring Fund Shares to the holders of units of beneficial interest of the Acquired Fund ("Acquired Fund Shares") on the terms and conditions hereinafter set forth in liquidation of the Acquired Fund. The parties hereto covenant and agree as follows:

1. Plan of Reorganization. At the Effective Time, the Acquired Fund will assign, deliver and otherwise transfer all of their assets and good and marketable title thereto, and assign all or substantially all of the liabilities as are set forth in a statement of assets and responsibilities, to be prepared as of the Effective Time (the "Statement of Assets and Liabilities") to the Acquiring Fund free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and the Acquiring Fund shall acquire all such assets, and shall assume all such liabilities of the Acquired Fund, in exchange for delivery to the Acquired Fund by the Acquiring Fund of a number of Acquiring Fund Shares (both full and fractional) equivalent in number and value to the Acquired Fund Shares outstanding immediately prior to the Effective Time. The assets and stated liabilities of the Acquired Fund, as set forth in the Statement of Assets and

Liabilities attached hereto as Exhibit A, shall be exclusively assigned to and assumed by the Acquiring Fund. All debts, liabilities, obligations and duties of the Acquired Fund, to the extent that they exist at or after the Effective Time and are stated in the Statement of Assets and Liabilities, shall after the Effective Time attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

2. Transfer of Assets. The assets of the Acquired Fund to be acquired by the Acquiring Fund and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Fund and other property owned by the Acquired Fund at the Effective Time.

3. Liquidation and Dissolution of the Acquired Fund. At the Effective Time, the Acquired Fund will liquidate and the Acquiring Fund Shares (both full and fractional) received by the Acquired Fund will be distributed to the shareholders of record of the Acquired Fund as of the Effective Time in exchange for their respective Acquired Fund Shares and in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive a number of Acquiring Fund Shares equal in number and value to the Acquired Fund Shares held by that shareholder, and each Acquiring Fund and Acquired Fund share will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of the Acquired Fund and representing the respective number of Acquiring Fund Shares due such shareholder. As soon as practicable after the Effective Time, TIP Trust shall take all steps as shall be necessary and proper to effect a complete termination of the Acquired Fund.

4. Representations and Warranties of the Acquiring Fund. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

     (a) Organization, Existence, etc. Alpha Select Trust is a business trust duly organized and validly existing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted.

     (b) Registration as Investment Company. Alpha Select Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Financial Statements. The unaudited financial statements, if any, of Alpha Select Trust relating to the Acquiring Fund dated as of March 31, 2000 (the "Acquiring Fund Financial Statements"), which will, if available, be delivered to the Acquired Fund as of the Effective Time, will fairly present the financial position of the Acquiring Fund as of the date thereof.

     (d) Shares to be Issued Upon Reorganization. The Acquiring Fund Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable. Prior to the Effective Time, there shall be no issued and outstanding Acquiring Fund Shares or any other securities issued by the Acquiring Fund.

     (e) Authority Relative to this Agreement. Alpha Select Trust, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the Alpha Select Trust Board of Trustees, and no other proceedings by the Acquiring Fund are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The Acquiring Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

     (f) Liabilities. There are no liabilities of the Acquiring Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to the date of the Statements and up to the Effective Time or otherwise previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund. The Alpha Select Trust's Registration Statement, which is on file with the Securities and Exchange Commission, does not contain an untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (g) Litigation. Except as previously disclosed to the Acquired Fund, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the Acquiring Fund, threatened which would materially adversely affect the Acquiring Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

     (h) Contracts. Except for contracts and agreements disclosed to the Acquired Fund, under which no default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Acquiring Fund.

     (i) Taxes. As of the Effective Time, all Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

5. Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

     (a) Organization, Existence, etc. TIP Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted.

     (b) Registration as Investment Company. TIP Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Financial Statements. The audited financial statements of the TIP Trust relating to the Acquired Fund for the fiscal year ended September 30, 1999 and the unaudited financial statements of the Acquired Fund dated as of March 31, 2000 (the "Acquired Fund Financial Statements"), as delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the dates thereof, and the results of its operations and changes in its net assets for the periods indicated.

     (d) Marketable Title to Assets. The Acquired Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Fund. Upon delivery and payment for such assets, the Acquiring Fund will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.

     (e) Authority Relative to this Agreement. TIP Trust, on behalf of the Acquired Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by TIP Trust's Board of Trustees, and, except for approval by the shareholders of the Acquired Fund, no other proceedings by the Acquired Fund are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The Acquired Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

     (f) Liabilities. There are no liabilities of the Acquired Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to October 23, 2000 or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund. TIP Trust's Registration Statement, which is on file with the Securities and Exchange Commission, does not contain an untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (g) Litigation. Except as previously disclosed to the Acquiring Fund, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquired Fund, threatened which would materially adversely affect the Acquired Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

     (h) Contracts. Except for contracts and agreements disclosed to the Acquiring Fund, under which no default exists, the Acquired Fund, at the Effective Time, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

     (i) Taxes. As of the Effective Time, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

6. Conditions Precedent to Obligations of the Acquiring Fund.

     (a) All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

     (b) The Acquiring Fund shall have received an opinion of counsel for the Acquired Fund, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquiring Fund, to the effect that (i) the Acquired Fund is duly organized and validly existing series of TIP Trust under the laws of the Commonwealth of Massachusetts; (ii) TIP Trust is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquired Fund and this Agreement has been duly executed and delivered by TIP Trust on behalf of the Acquired Fund and is a valid and binding obligation of the Acquired Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally;
     (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for the Acquired Fund to enter into this Agreement or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquired Fund; and (v) upon consummation of this Agreement, the Acquiring Fund shall have acquired all of the Acquired Fund's assets listed in the Statement of Assets and Liabilities, free and clear of all liens encumbrances or adverse claims.

     (c) The Acquired Fund shall have delivered to the Acquiring Fund at the Effective Time the Acquired Fund's Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Acquired Fund as to the aggregate asset value of the Acquired Fund's portfolio securities.

7. Conditions Precedent to Obligations of the Acquired Fund.

     (a) All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

     (b) The Acquired Fund shall have received an opinion of counsel for the Acquiring Fund, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquired Fund, to the effect that: (i) the Acquiring Fund is duly organized and validly existing series of Alpha Select Trust under the laws of the State of Delaware; (ii) Alpha Select Trust is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of the Acquiring Fund and this Agreement has been duly executed and delivered by the Acquiring Fund and is a valid and binding obligation of the Acquiring Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for the Acquiring Fund to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquiring Fund; and (v) the Acquiring Fund Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable.

8. Further Conditions Precedent to Obligations of the Acquired Fund and the Acquiring Fund. The obligations of the Acquired Fund and the Acquiring Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

     (a) Such authority from the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

     (b) With respect to the Acquired Fund, TIP Trust will call a meeting of shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval by shareholders of each of the Acquired Fund of this Agreement and the transactions contemplated herein, including the Reorganization and the termination of the Acquired Fund if the Reorganization is consummated. TIP Trust has prepared or will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Acquiring Fund has furnished or will furnish a current, effective Prospectus relating to the Acquiring Fund Shares for incorporation within and/or distribution with the Proxy Materials, and with such other information relating to the Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials.

     (c) The Registration Statement on Form N-1A of the Acquiring Fund shall be effective under the Securities Act of 1933 and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     (d) The shares of the Acquiring Fund shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

     (e) The Acquired Fund and the Acquiring Fund shall have received on or before the Effective Time an opinion of counsel satisfactory to the Acquired Fund and the Acquiring Fund substantially to the effect, provided the acquisition contemplated herein is carried out in accordance with this Plan and based upon certificate of TIP Trust and the Alpha Select Trust with regards to matters of fact, that for Federal income tax purposes:

          (1) No gain or loss will be recognized to the Acquired Fund upon the transfer of its assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's stated liabilities. No opinion, however, will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code;

          (2) No gain or loss will be recognized to the Acquiring Fund on its receipt of the Acquired Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities;

          (3) The basis of an Acquired Fund's assets in the Acquiring Fund's hands will be the same as the basis of those assets in the Acquired Fund's hands immediately before the exchange;

          (4) The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Acquired Fund will include the holding period of those assets in the Acquired Fund's hands immediately before the exchange;

          (5) No gain or loss will be recognized to the Acquired Fund on the distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their Acquired Fund Shares;

          (6) No gain or loss will be recognized to the Acquired Fund's shareholders as a result of the Acquired Fund's distribution of Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for the Acquired Fund's shareholders' Acquired Fund Shares;

          (7) The basis of the Acquiring Fund Shares received by the Acquired Fund's shareholders will be the same as the adjusted basis of the Acquired Fund's shareholders' Acquired Fund Shares surrendered in exchange therefor; and

          (8) The holding period of the Acquiring Fund Shares received by the Acquired Fund's shareholders will include the Acquired Fund's shareholders' holding period for the Acquired Fund's shareholders' Acquired Fund Shares surrendered in exchange therefor, provided that said Acquired Fund Shares were held as capital assets on the date of the exchange.

     (f) A vote approving this Agreement and the Reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of the Acquired Fund entitled to vote at an annual or special meeting.

     (g) The Board of Trustees of Alpha Select Trust, at a meeting duly called for such purpose, shall have authorized the issuance by the Acquiring Fund of Acquiring Fund Shares at the Effective Time in exchange for the assets of the Acquired Fund pursuant to the terms and provisions of this Agreement.

9. Effective Time of the Reorganization. The exchange of the Acquired Fund's assets for Acquiring Fund Shares shall be effective as of close of business on October 23, 2000 or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

10. Termination. This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Trustees of TIP Trust or by a resolution of the Board of Trustees of Alpha Select Fund, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the respective Board, make proceeding with the Agreement inadvisable.

11. Amendment. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the Shareholders' Meeting called on behalf of the Acquired Fund pursuant to Section 8 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the Acquired Fund's shareholders under this Agreement to the detriment of the Acquired Fund's shareholders without their further approval.

12. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

13. Notices. Any notice, report, statement or demand required or permitted by and provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed as follows:

     if to the Acquiring Fund:

     Mr. Peter M. Moran
     Turner Investment Partners, Inc.
     1235 Westlakes Drive, Suite 350
     Berwyn, PA  19312

     with a copy to:

     James W. Jennings, Esq.
     Morgan, Lewis & Bockius LLP
     1701 Market Street
     Philadelphia, PA  19103

     if to the Acquired Fund:

     Stephen J. Kneeley
     Turner Investment Partners, Inc.
     1235 Westlakes Drive, Suite 350
     Berwyn, PA  19312

     with a copy to:

     John H. Grady, Jr., Esquire
     Morgan, Lewis & Bockius LLP
     1701 Market Street
     Philadelphia, PA  19103

14. Fees and Expenses.

     (a) Each of the Acquiring Fund and the Acquired Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     (b) Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund will be borne by Turner Investment Partners, Inc. pursuant to a separate agreement. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Proxy Statement under the 1934 Act; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund's shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders; (iv) postage; (v) printing; (iv) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own Federal and state registration fees.

15. Headings, Counterparts, Assignment.

     (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

     (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

16. Entire Agreement. Each of the Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

17. Further Assurances. Each of the Alpha Select Trust, the Acquiring Fund, the TIP Trust and the Acquired Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

18. Binding Nature of Agreement. As provided in each trust's Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts or State of Delaware, as appropriate, this Agreement was executed by the undersigned officers of Alpha Select Trust and TIP Trust, on behalf of each of the Acquiring Fund and the Acquired Fund, respectively, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers, nor are they binding upon the Trust's other officers and Trustees, individually, but are binding only upon the assets and property of each trust. Moreover, no series of a trust shall be liable for the obligations of any other series of that trust.

Attest:                          TIP FUNDS,
                                          on behalf of its series,
                                          TIP Target Select Equity Fund


                                          By:
------------------------                     -----------------------------------


Attest:                          ALPHA SELECT FUNDS,
                                          on behalf of its series,
                                          Alpha Select Target Select Equity Fund


                                          By:
------------------------                     -----------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                          TIP TARGET SELECT EQUITY FUND
                                   a Series of

                                    TIP FUNDS
                         1235 Westlakes Drive, Suite 350
                           Berwyn, Pennsylvania 19312
                                 (800) 224-6312

                        By and In Exchange For Shares of

                            TARGET SELECT EQUITY FUND
                                   a Series of

                               ALPHA SELECT FUNDS
                         1235 Westlakes Drive, Suite 350
                           Berwyn, Pennsylvania 19312
                                 (800) 224-6312

     This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of TIP Target Select Equity Fund ("Target Select Fund"), a series of TIP Funds, in exchange for shares of beneficial interest of Alpha Select Funds, without par value, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

     (1) The Prospectus for the TIP Target Select Equity Fund dated January 31, 2000

     (2)  The Statement of Additional Information of TIP Funds dated June 30,
          2000;

     (3)  The Prospectus for the Alpha Select Target Select Equity Fund

     (4) The Statement of Additional Information for the Alpha Select Target Select Equity Fund.

     (5) Annual Report of TIP Target Select Equity Fund for the year ended September 30, 1999; and

     (6)  Semiannual Report of TIP Target Select Equity Fund dated March 31,
          2000.

     This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of TIP Funds and Alpha Select dated October 13, 2000. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to TIP Funds or Alpha Select, respectively, at the numbers or addresses set forth above.

     The date of this Statement of Additional Information is October 13, 2000.

                                    TIP FUNDS

                                   PROSPECTUS
                                January 31, 2000

                          TIP TARGET SELECT EQUITY FUND

                               Investment Adviser
                        TURNER INVESTMENT PARTNERS, INC.

 These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                           How to Read Your Prospectus

TIP Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Fund). The Fund has individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about the Fund. For more detailed information about the Fund, please see:

                                                                          Page
                                                                          ----
   TIP TARGET SELECT EQUITY FUND..........................................XXX
   INVESTMENTS AND PORTFOLIO MANAGEMENT...................................XXX
   PURCHASING, SELLING AND EXCHANGING TIP FUNDS...........................XXX
   DIVIDENDS, DISTRIBUTIONS AND TAXES.....................................XXX
   FINANCIAL HIGHLIGHTS...................................................XXX

To obtain more information about TIP Funds, please refer to the Back Cover of the Prospectus.

INFORMATION ABOUT THE FUND

The TIP Target Select Equity Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Adviser and Sub-Advisers invest Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's and Sub-Advisers' judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser and Sub-Advisers do, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

TIP Target Select Equity Fund

Fund Summary


Investment Goal                                Long-term capital appreciation

Investment Focus                               Common stocks of U.S. issuers

Share Price Volatility                         High

Principal Investment Strategy                  Utilizing sub-advisers experienced in selecting
                                               securities that have growth potential or that are
                                               undervalued, the Fund invests in U.S. common stocks

Investor Profile                               Investors who want capital appreciation but who can
                                               tolerate the risks of investing in equity securities

Strategy

The TIP Target Select Equity Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of companies regardless of their market capitalization. The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of Turner. In selecting investments for the Fund, the Adviser and the Sub-Advisers typically choose stocks of companies that have above-average growth potential or that have been undervalued by the market. The Fund will invest in securities of companies operating in a broad range of industries based on their growth potential or their relatively attractive price.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange and may or may not pay dividends.

The Fund's investment approach, with its emphasis on stocks in a variety of capitalization ranges, is expected to offer potentially higher returns and a higher level of volatility relative to equity funds that invest solely in large cap companies. In addition, because the Fund does not employ a specific "growth" or "value" discipline, the Fund can be expected to perform differently than funds that employ a specific investment style.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Shares from year to year for two years.*

                         1998                     25.45%
                         1999                    113.07%

* The performance information shown above is based on a calendar year.

                       Best Quarter            Worst Quarter
                          43.45%                  (17.08)%
                        (12/31/99)               (9/30/98)

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Russell 3000 Index.

                                                           Since Inception
                                                1 Year         (1/1/98)
--------------------------------------------------------------------------
TIP Target Select Equity Fund                   113.07%         63.50%
Russell 3000 Index                               20.90%         22.51%

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 3000 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 3,000 largest U.S. companies.

Fund Fees and Expenses

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses deducted from Fund assets)

----------------------------------------------------------------------------
Investment Advisory Fees                                              1.05%
Distribution (12b-1) Fees                                             None
Other Expenses                                                        9.14%
                                                                     ------
Total Annual Fund Operating Expenses                                 10.19%
Fee Waivers and Expense Reimbursements                                8.89%
                                                                     ------
Net Total Operating Expenses                                          1.30%*
--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.30% for a period of one year, or from exceeding 1.80% in any subsequent year. In addition, the Fund has an arrangement with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a percentage of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced. For more information about these fees, see "Investment Adviser."

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                  1 Year       3 Years     5 Years      10 Years
                                  ------       -------     -------      --------
TIP Target Select Equity Fund      $132         $520         $936        $2,120

The Fund's Other Investments

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

Investment Adviser

Turner Investment Partners, Inc., an SEC-registered adviser, serves as the Adviser to the Fund. As the Fund's Adviser, Turner makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment programs. The Adviser also ensures compliance with the Fund's investment policies and guidelines.

As of December 31, 1999, Turner had approximately $5.6 billion in assets under management. For its services during the most recent fiscal year, Turner received no investment advisory fees and waived/reimbursed expenses of 7.84%. Turner pays a portion of this fee to the Fund's sub-advisers.

Portfolio Managers

Robert E. Turner is a Trustee of the Trust and will be responsible for monitoring the day-to-day activity of the investment managers. In addition, Mr. Turner will act as portfolio manager of the portion of the assets of the Fund managed by Turner Investment Partners. Mr. Turner is also Chairman and Chief Investment Officer of Turner Investment Partners, Inc. He has held this position since the founding of Turner Investment Partners, Inc. in 1990. He has 18 years of investment experience.

Chartwell Investment Partners manages a portion of the assets of the Fund. Wynn Jessup, founder of Chartwell Investment Partners, and Chairman and President of Chartwell Dividend and Income Fund, serves as portfolio manager to the TIP Target Select Equity Fund. Mr. Jessup has over 31 years of investment experience.

Penn Capital Management Company, Inc. manages a portion of the assets of the Fund. Richard Hocker, founder of Penn Capital Management, Inc., serves as portfolio manager to the TIP Target Select Equity Fund. Prior to founding Penn Capital in 1987, Mr. Hocker was a shareholder and Senior Portfolio Manager of Delaware Investment Advisers, and investment management firm. He has over 36 years of investment experience.

Clover Capital Management, Inc. manages a portion of the assets of the Fund. Michael Jones, co-founder and Managing Director of Clover Capital, serves as portfolio manager to the TIP Target Select Equity Fund. Mr. Jones has over 20 years of investment experience.

Purchasing, Selling and Exchanging TIP Funds

--------------------------------------------------------------------------------
In order to open a new account, you must complete and mail the New Account Application that you receive with this prospectus.

All trades must be received by the Fund's Transfer Agent by 4:00 PM EST.

Your check must be made payable to the TIP Funds.

The Fund's minimum initial investment is $2,500 with minimum subsequent purchases of $50.
--------------------------------------------------------------------------------
Once you are a shareholder of the TIP Funds you can do the following:
--------------------------------------------------------------------------------
* Purchase, sell or exchange Fund shares by phone.

Call 1-800-224-6312 between 9:00 AM and 4:00 PM EST Monday through Friday and press 3 to place a trade.
--------------------------------------------------------------------------------

* Purchase, sell or exchange Fund shares by mail. Shareholders can mail trade requests to:

Regular mail                                  Express or overnight mail

TIP Funds                                     TIP Funds
P.O. Box 219805                               c/o DST Systems Inc.
Kansas City, MO 64141-6805                    330 W. 9th Street
                                              Kansas City, MO 64105
--------------------------------------------------------------------------------
*        Purchase Fund shares by wiring funds to:

         United Missouri Bank of Kansas NA
         ABA #101000695
         Account # 9870601168
         Further Credit: name of fund, shareholder name and TIP Funds account number
--------------------------------------------------------------------------------

The TIP Target Select Equity Fund is a "no load" mutual fund, meaning you pay no sales charge when purchasing shares of the Fund. The minimum initial investment is $2,500 and the subsequent investments are $50. The Fund reserves the right to waive the minimum initial investment.

This section tells you how to buy, sell (sometimes called "redeem") or exchange shares of the Fund.

Purchasing TIP Fund Shares

When Can You Purchase Shares?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Fund or its shareholders.

To open an account:

o By Mail -- Please send your completed application, with a check payable to TIP Funds, to the address listed on this page. Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

o By Wire -- Please call us at 1-800-224-6312 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [TIP Target Select Equity Fund]. The shareholder's name and account number must be specified in the wire.

Systematic Investment Plan

If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With a $100 minimum initial investment, you may begin regularly scheduled investments once a month.

How Fund Prices are Calculated

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. The Fund's NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m., Eastern time.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Purchasing Additional Shares

o By Mail -- Please send your check payable to TIP Funds along with a signed letter stating the name of the TIP Target Select Equity Fund and your account number.

o By Phone -- Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give the Fund and account number they would like to make a subsequent purchase into. They must then instruct their bank to wire the money by following the instructions listed on page ___.

Additional Information

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

Selling TIP Funds

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request.

You may sell shares by following procedures established when you opened your account or accounts. If you have questions, call 1-800-224-6312. If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares. If you would like to sell $50,000 or more of your shares, please notify us in writing and include a signature guarantee.

o By Mail - If you wish to redeem shares of the TIP Target Select Equity Fund, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.

o By Phone -- When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the TIP Funds by calling 1-800-224-6312 (option 3) and informing one of our representatives.

Systematic Withdrawal Plan

If you have at least $2,500 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. Please call 1-800-224-6312 for information regarding banks that participate in the Systematic Withdrawal Plan.

Signature Guarantees

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

Redemptions in Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Receiving Your Money

Normally, the Fund will send your sale proceeds within three Business Days after they receive your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Exchanging Fund Shares

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

You may exchange your shares on any Business Day by contacting the Fund directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

Other Policies:

For Customers of Financial Institutions

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from us), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Fund's SAI.

Involuntary Sales of Your Shares

If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCo.) is the distributor of the Fund. SIDCo. receives no compensation for distributing the Fund's shares.

Dividends and Distributions

The TIP Target Select Equity Fund distributes its investment income quarterly as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually.

If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Summarized below are some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Each sale or exchange of Fund shares is a taxable event.

More information about taxes is in the SAI.

Financial Highlights

The table that follows presents performance information about shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. These Financial Highlights have been audited by Ernst & Young LLP, independent auditors whose report, along with the Fund's financial statements, appears in the annual report that accompanies our SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-224-6312.

Financial Highlights
TIP Funds
For a Share Outstanding Throughout each Period




               Net                      Realized                                         Net                        Net
              Asset          Net          and         Distributions    Distributions    Asset                      Assets
              Value       Investment   Unrealized       from Net           from         Value                       End
            Beginning      Income       Gains on        Investment       Capital         End         Total       of Period
            of Period      (Loss)      Investments       Income           Gains       of Period     Return(1)       (000)
-------------------------------------------------------------------------------------------------------------------------------

TIP Target Select Equity Fund

1999          $10.34       (0.07)         7.80             --             (0.90)       $17.17        80.04%        $1,839

1998(2)       $10.00         --           0.35           (0.01)            --          $10.34         3.50%        $  966




                                                    Ratio of Net
                 Ratio of Net       Ratio of        Investment
                  Investment        Expenses       Income (Loss)
   Ratio            Income         to Average       to Average
 of Expenses        (Loss)         Net Assets       Net Assets      Portfolio
 to Average       to Average       (Excluding       (Excluding      Turnover
 Net Assets       Net Assets        Waivers)          Waivers)        Rate
--------------------------------------------------------------------------------

TIP Target Select Equity Fund

   1.30%           (0.56)%           10.19%           (9.45)%       1,279.40%

   1.30%*           0.02%*           18.76%*         (17.44)%*        803.02%



 *  Annualized

(1) Returns are for the period indicated and have not been annualized.

(2) Commenced operations on January 1, 1998.

 Amounts designated as "--" are either $0 or have been rounded to $0.

                                    TIP FUNDS

Investment Adviser

Turner Investment Partners, Inc.
1235 Westlakes Drive, Suite 350
Berwyn, PA 19312

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated January 31, 2000, includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call 1-800-224-6312

By Mail:  Write to TIP Funds
P.O. Box 219805
Kansas City, MO 64141-6805

By Internet: http://www.turner-invest.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about TIP Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

TIP Funds' Investment Company Act registration number is 811-07527.

                                    TIP FUNDS

                            TURNER MIDCAP GROWTH FUND
                          TURNER SMALL CAP GROWTH FUND
                          TURNER MICRO CAP GROWTH FUND
                        TURNER SELECT GROWTH EQUITY FUND
                               TURNER TOP 20 FUND
                             TURNER TECHNOLOGY FUND
                            TURNER GLOBAL TOP 40 FUND
                           TURNER B2B E-COMMERCE FUND
                      TURNER WIRELESS & COMMUNICATIONS FUND
            TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO
           TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO
                   TURNER CORE HIGH QUALITY FIXED INCOME FUND
                          TIP TARGET SELECT EQUITY FUND

                                  JUNE 30, 2000

                               INVESTMENT ADVISER:
                        TURNER INVESTMENT PARTNERS, INC.

This Statement of Additional Information is not a prospectus and relates only to the Turner Midcap Growth Fund ("Midcap Fund"), Turner Small Cap Growth Fund ("Small Cap Fund"), Turner Micro Cap Growth Fund ("Micro Cap Fund"), Turner Select Growth Equity Fund ("Select Growth Fund"), Turner Top 20 Fund ("Top 20 Fund"), Turner Technology Fund ("Technology Fund"), Turner Global Top 40 Fund ("Global Fund"), Turner B2B E Commerce Fund ("E Commerce Fund"), Turner Wireless & Communications Fund ("Communications Fund"), Turner Short Duration Government Funds - One Year Fund ("One Year Portfolio"), Turner Short Duration Government Funds-Three Year Portfolio ("Three Year Portfolio"), Turner Core High Quality Fixed Income Fund ("Fixed Income Fund"), and the TIP Target Select Equity Fund ("Target Select Fund") (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the TIP Funds (the "Trust") and should be read in conjunction with the Turner Funds' Prospectuses dated June 30, 2000. The Prospectuses may be obtained without charge by calling 1-800-224-6312.

                                TABLE OF CONTENTS
THE TRUST ..................................................   S-2
INVESTMENT OBJECTIVES ......................................   S-2
INVESTMENT POLICIES ........................................   S-3
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS ......  S-11
INVESTMENT LIMITATIONS .....................................  S-24
THE ADVISER ................................................  S-27
THE ADMINISTRATOR ..........................................  S-30
DISTRIBUTION AND SHAREHOLDER SERVICES ......................  S-32
TRUSTEES AND OFFICERS OF THE TRUST .........................  S-33
COMPUTATION OF YIELD AND TOTAL RETURN ......................  S-35
PURCHASE AND REDEMPTION OF SHARES ..........................  S-37
DETERMINATION OF NET ASSET VALUE ...........................  S-38
TAXES ......................................................  S-38
PORTFOLIO TRANSACTIONS .....................................  S-41
VOTING .....................................................  S-44
DESCRIPTION OF SHARES ......................................  S-44
SHAREHOLDER LIABILITY ......................................  S-45
LIMITATION OF TRUSTEES' LIABILITY ..........................  S-45
5% SHAREHOLDERS ............................................  S-45
CUSTODIAN ..................................................  S-49
EXPERTS ....................................................  S-49
LEGAL COUNSEL ..............................................  S-49
FINANCIAL STATEMENTS .......................................  S-49
APPENDIX ...................................................   A-1

THE TRUST

This Statement of Additional Information relates only to the Turner Midcap Growth Fund ("Midcap Fund"), Turner Small Cap Growth Fund ("Small Cap Fund"), Turner Micro Cap Growth Fund ("Micro Cap Fund"), Turner Select Growth Equity Fund ("Select Growth Fund"), Turner Top 20 Fund ("Top 20 Fund"), Turner Technology Fund ("Technology Fund"), Turner Global Top 40 Fund ("Global Fund"), Turner B2B E Commerce Fund ("E Commerce Fund"), Turner Wireless & Communications Fund ("Communications Fund"), Turner Short Duration Government Funds-One Year Portfolio ("One Year Portfolio"), Turner Short Duration Government Funds-Three Year Portfolio ("Three Year Portfolio"), Turner Core High Quality Fixed Income Fund, ("Fixed Income Fund"), and TIP Target Select Equity Fund ("Target Select Fund"), (each a "Fund" and, together the "Funds"). Each is a separate series of TIP Funds (formerly, Turner Funds) (the "Trust"), an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated January 26, 1996, and amended on February 21, 1997, which consists of both diversified and non-diversified Funds. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each portfolio is a separate mutual fund and each share of each portfolio represents an equal proportionate interest in that portfolio. Shareholders may purchase shares in the One Year Portfolio or the Three Year Portfolio through two separate classes, Class I and Class II, which provide for variations in distribution costs, transfer agent fees, voting rights and dividends. All other Funds in the Trust offer only Class I Shares. Except for differences between the Class I Shares and the Class II Shares pertaining to distribution and shareholder servicing, voting rights, dividends and transfer agent expenses, each share of each series represents an equal proportionate interest in that series. Please see "Description of Shares" for more information.

On January 29, 1999, the Micro Cap Fund and the Three Year Portfolio acquired all of the assets and liabilities of the Alpha Select Turner Micro Cap Growth Fund and the Alpha Select Turner Short Duration Government Funds-Three Year Portfolio, respectively. On June 30, 1999, the One Year Portfolio acquired all of the assets and liabilities of the Alpha Select Turner Short Duration Government Funds - One Year Portfolio. Historical information presented for those Funds relates to the Alpha Select Funds. The Trust also offers shares in the Clover Max Cap Value Fund, Clover Equity Value Fund, Clover Small Cap Value Fund, Clover Fixed Income Fund, Penn Capital Select Financial Services Fund, Penn Capital Strategic High Yield Bond Fund, and Penn Capital Value Plus Fund. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Funds.

INVESTMENT OBJECTIVES

TURNER MIDCAP GROWTH FUND -- The Midcap Fund seeks capital appreciation.

TURNER SMALL CAP GROWTH FUND -- The Small Cap Fund seeks capital appreciation.

TURNER MICRO CAP GROWTH FUND -- The Micro Cap Fund seeks capital appreciation.

TURNER SELECT GROWTH EQUITY FUND -- The Select Growth Fund seeks long-term capital appreciation.

TURNER TOP 20 FUND -- The Top 20 Fund seeks long-term capital appreciation.

TURNER TECHNOLOGY FUND -- The Technology Fund seeks long-term capital appreciation.

TURNER GLOBAL TOP 40 FUND -- The International Fund seeks long-term capital appreciation.

TURNER B2B E COMMERCE FUND -- The E Commerce Fund seeks long-term capital appreciation.

TURNER WIRELESS & COMMUNICATIONS FUND -- The Communications Fund seeks long-term capital appreciation.

TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO & TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO -- The investment objective of each Fund is to provide maximum total return consistent with preservation of capital and prudent investment management. Under normal circumstances, the One Year Portfolio seeks to maintain an average effective duration comparable to or less than that of one-year U.S. Treasury bills. The Three Year Portfolio seeks to maintain an average effective duration comparable to or less than that of three-year U.S. Treasury notes. Effective duration is an indicator of a security's price volatility or risk associated with changes in interest rates. Because the Turner Investment Partners, Inc. (the "Adviser") seeks to manage interest rate risk by limiting effective duration, each Fund may invest in securities of any maturity.

TURNER CORE HIGH QUALITY FIXED INCOME FUND -- The Fixed Income Fund seeks total return through current income and capital appreciation.

TIP TARGET SELECT EQUITY FUND -- The Target Select Fund seeks long-term growth of capital primarily from investment in U.S. equity securities.

There can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES

TURNER MIDCAP GROWTH FUND--The Midcap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers that, at the time of purchase, have market capitalizations between $1 billion and $8 billion that the Adviser believes to have strong earnings growth potential. The Midcap Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index selected by the Adviser). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest up to 10% of its total assets in ADRs. The Midcap Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.
The Midcap Fund may purchase shares of other investment companies.

TURNER SMALL CAP GROWTH FUND--The Small Cap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $2 billion that the Adviser believes to have strong earnings growth potential. Under normal market conditions, the Small Cap Fund will maintain a weighted average market capitalization of less than $2 billion. The Small Cap Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell 2000 Growth Index (or such other appropriate index selected by the Adviser). The Small Cap Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in ADRs. The Small Cap Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

TURNER MICRO CAP GROWTH FUND -- The Micro Cap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $500 million that the Adviser believes to have strong earnings growth potential. Under normal market conditions, the Micro Cap Fund will maintain a weighted average market capitalization of less than $350 million. The Micro Cap Fund will not hold securities with market capitalizations over $1 billion. The Micro Cap Fund seeks to purchase securities that are well diversified across economic sectors. The Russell 2000 Growth Index is the Fund's current benchmark. The Micro Cap Fund will typically invest in companies whose market capitalizations, at the time of purchase, are $350 million or under. The Micro Cap Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in micro cap stocks of foreign issuers and in ADRs.

The Micro Cap Fund invests in some of the smallest, most dynamic publicly-traded companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size, and less frequent trading activity, the companies represented in the Micro Cap Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. Thus in the opinion of the Micro Cap Fund's Adviser, they offer substantial appreciation potential for meeting retirement and other long-term goals.

The Micro Cap Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of micro capitalization stocks. To manage risk and improve liquidity, the Adviser expects to invest in numerous small, publicly traded companies, representing a broad cross-section of

U.S. industries.

TURNER SELECT GROWTH EQUITY FUND -- The Select Growth Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in common stocks and other U.S. companies with very large market capitalizations (I.E. over $10 billion) that the Adviser believes have strong earnings growth potential. The Select Growth Fund may also purchase securities of smaller companies that offer growth potential. The Select Growth Fund will invest in securities of companies that are diversified across economic sectors. Portfolio exposure is generally limited to a maximum of 2% in any single issue. However, the Select Growth Fund may hold up to two times the Index weighting of those securities that comprise between 1% and 5% of the Russell Top 200 Growth Index, and up to one and one-half times the Index weighting of those securities that comprise more than 5% of Index.

TURNER TOP 20 FUND -- The Top 20 Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of common stocks of issuers with a variety of sectors and market capitalizations that the Adviser believes to have strong earnings growth potential. Any remaining assets may be invested in warrants and rights to purchase common stocks, convertible and preferred stocks, and ADRs. The Top 20 Fund will generally purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Top 20 Fund may also purchase shares of other investment companies and foreign securities.

TURNER TECHNOLOGY FUND -- The Technology Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of common stocks of technology companies. The Technology Fund may invest in warrants and rights to purchase common stocks, convertible and preferred stocks, stocks of foreign issuers and ADRs.

The Technology Fund invests in dynamic, publicly-traded technology companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the small technology companies represented in the Technology Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. The Adviser will seek to capture these price increases. Most of the technology companies that the Technology Fund will invest in will be located in the U.S.

The Technology Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of many technology stocks. To manage risk and improve liquidity, the Adviser expects to invest in numerous publicly traded companies, representing a broad cross-section of U.S. and foreign technology companies.

TURNER GLOBAL TOP 40 FUND -- The Global Fund invests primarily (at least 65% of its assets) in common stocks of companies located in the U.S. and developed foreign markets, including most nations in western Europe and the more developed nations in the Pacific Basin and Latin America, as well as in ADRs of those issuers. The Adviser selects areas for investment by continuously analyzing the U.S. market and a broad range of foreign markets in order to identify specific country opportunities and to assess the level of return and degree of risk that can be expected. Within countries, the Global Fund invests in companies located in a variety of industries and business sectors that it expects to experience rising earnings growth and to benefit from global economic trends or promising technologies or products. The Global Fund's portfolio will consist of a limited number of companies in a variety of market segments and countries throughout the world, and it will typically consist of 30-50 stocks representing Turner's best global investment ideas. The Global Fund generally does not attempt to hedge the effects of currency fluctuations on its investments on an on-going basis.

Certain securities of non-U.S. issuers purchased by the Global Fund will be listed on recognized foreign exchanges, but securities generally will be purchased in over-the-counter markets, on U.S.-registered exchanges, or in the form of sponsored or unsponsored ADRs traded on registered exchanges or NASDAQ, or sponsored or unsponsored European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") or Global Depositary Receipts ("GDRs"). The Global Fund expects its investments to emphasize large, intermediate and small capitalization companies.

The Global Fund may also invest in warrants and rights to purchase common stocks, convertible and preferred stocks, and securities of other investment companies. Although permitted to do so, the Global Fund does not currently intend to invest in securities issued by passive foreign investment companies or to engage in securities lending.

TURNER B2B E-COMMERCE FUND -- The E-Commerce Fund invests primarily (at least 65% of its assets) in common stocks of companies that develop new business-to-business ("b2b") electronic commerce ("e-commerce") technologies and that may experience exceptional growth in sales and earnings driven by b2b e-commerce products and services. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. The E-Commerce Fund's holdings will be concentrated in the b2b e-commerce sector, and will range from small companies developing new b2b e-commerce technologies to large, established firms with a history of developing and marketing such b2b e-commerce technologies. These companies may include companies that develop, produce or distribute products or services over the Internet or using other electronic means. B2b companies may also include infrastructure, security, payment, Internet access, networking, computer hardware and software, and communications companies that facilitate e-commerce between companies. The E-Commerce Fund will also invest in companies that finance b2b e-commerce companies.

The E-Commerce Fund may invest in warrants and rights to purchase common stocks, convertible and preferred stocks, stocks of foreign issuers, ADRs and shares of other investment companies.

The E-Commerce Fund invests in dynamic, publicly-traded b2b e-commerce companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the small b2b e-commerce companies represented in the E-Commerce Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. The Adviser will seek to capture these price increases. Most of the b2b e-commerce companies that the E-Commerce Fund will invest in will be located in the U.S.

The E-Commerce Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of many b2b e-commerce stocks. To manage risk and improve liquidity, the Adviser expects to invest in numerous publicly traded companies, representing a broad cross-section of U.S. and foreign b2b e-commerce companies.

TURNER WIRELESS & COMMUNICATIONS FUND -- The Communications Fund invests primarily (at least 65% of its assets) in common stocks of telecommunications companies. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. The Communications Fund's holdings will be concentrated in the telecommunications sector, and will range from small companies developing new telecommunications technologies to large, established firms with a history of developing and marketing such telecommunications technologies. These companies may include networking companies, land-based, satellite and wireless carriers, telecommunications equipment manufacturers, and other companies that provide telecommunications-related products and services.

The Communications Fund may invest in warrants and rights to purchase common stocks, convertible and preferred stocks, stocks of foreign issuers, ADRs and shares of other investment companies.

The Communications Fund invests in dynamic, publicly-traded telecommunications companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the small telecommunications companies represented in the Communications Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. The Adviser will seek to capture these price increases. Most of the telecommunications companies that the Communications Fund will invest in will be located in the U.S.

The Communications Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of many telecommunications stocks. To manage risk and improve liquidity, the Adviser expects to invest in numerous publicly traded companies, representing a broad cross-section of U.S. and foreign telecommunications companies.


TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO & TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO (TOGETHER, THE "SHORT DURATION FUNDS") -- Under normal market conditions, each Short Duration Fund invests at least 65% of the value of its total assets in obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"). Certain of the obligations, including U.S. Treasury bills, notes and bonds and mortgage-related securities of the Government National Mortgage Association ("GNMA"), are issued or guaranteed by the U.S. Government. Other securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, while others, such as those issued by Fannie Mae and the Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

The balance of each Short Duration Fund's assets may be invested in cash and high grade debt securities, shares of other investment companies, including privately issued mortgage-related securities and general obligation bonds and notes of various states and their political subdivisions, rated within the three highest grades assigned by Standard and Poor's Corporation ("S&P") (AAA, AA or A), Moody's Investor Services ("Moody's") (Aaa, Aa or A), or Fitch Investor Services, Inc. ("Fitch") (AAA, AA or A), or, if unrated by S&P, Moody's and/or Fitch, judged by the Adviser to be of comparable quality. A further description of S&P's, Moody's and Fitch's ratings is included in the Appendix to the Statement of Additional Information.

The relative proportions of the Short Duration Funds' net assets invested in the different types of permissible investments will vary from time to time depending upon the Adviser's assessment of the relative market value of the sectors in which the Short Duration Funds invest. In addition, the Short Duration Funds may purchase securities that are trading at a discount from par when the Adviser believes there is a potential for capital appreciation.

The Short Duration Funds may enter into forward commitments or purchase securities on a when issued basis, and may invest in variable or floating rate obligations.

TURNER CORE HIGH QUALITY FIXED INCOME FUND--The Fixed Income Fund invests as fully as practicable (and, under normal conditions, at least 65% of its total assets) in a portfolio of fixed income securities of varying levels of quality and maturity, that, in the Adviser's opinion, are undervalued in the market. To determine a security's fair market value, the Adviser will focus on the yield and credit quality of particular securities based upon third-party evaluations of quality as well as the Adviser's own research and analysis of the issuer. The Adviser will attempt to diversify the Fixed Income Fund's holdings across the yield curve by holding short, intermediate and long-term securities. Normally, the Fixed Income Fund will maintain a dollar-weighted average portfolio duration that approximates the average duration range of the Fixed Income Fund's benchmark index, the Lehman Brothers Aggregate Bond Index (currently 4.5 years). Duration is a measure of the expected life of a fixed income security on a cash flow basis.

For example, assuming a portfolio duration of eight years, an increase in interest rates of 1%, a parallel shift in the yield curve, and no change in the spread relationships among securities, the value of the portfolio would decline 8%. Using the same assumptions, if interest rates decrease 1%, the value of the portfolio would increase 8%. The Adviser considers duration an accurate measure of a security's expected life and sensitivity to interest rate changes. The Adviser may increase or decrease this average weighted duration when, in the Adviser's opinion, market conditions warrant.

The Fixed Income Fund will purchase the following types of securities if, at the time of purchase, such securities either have been classified as investment grade by a nationally recognized statistical rating organization ("NRSRO") or are determined by the Adviser to be of comparable quality: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities"); (ii) corporate bonds and debentures of U.S. and foreign issuers rated in one of the four highest rating categories; (iii) privately issued mortgage-backed securities rated in the highest rating category; (iv) asset-backed securities rated in the two highest rating categories; (v) receipts evidencing separately traded interest and principal component parts of U.S. Government obligations ("Receipts"); (vi) commercial paper rated in one of the two highest rating categories; (vii) obligations of U.S. commercial banks and savings and loan institutions that have net assets of at least $500 million as of the end of their most recent fiscal year ("bank obligations"); (viii) obligations issued or guaranteed by the government of Canada; (ix) obligations of supranational entities rated in one of the four highest rating categories; (x) loan participations; (xi) repurchase agreements involving any of the foregoing securities; and (xii) shares of other investment companies. Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded to below investment grade, the Adviser will review the situation and take appropriate action. Securities rated below investment grade will not constitute more than 5% of the Fixed Income Fund's total assets.

TIP TARGET SELECT EQUITY FUND -- The Adviser and Sub-Advisers of the Target Select Fund will each invest in a maximum of 20 equity securities and as few as 10 that they believe have the greatest return potential. Such a focused security-selection process permits each manager to act on only the investment ideas that they think are their strongest ones. The intent is to avoid diluting performance by owning too many securities, so that the positive contributions of winning investments will prove substantial.

The Target Select Fund is designed to provide an investment that combines the investment expertise and best investment ideas of four outstanding money-management firms. The Adviser and Sub-Advisers will manage a portion of the Target Select Fund's portfolio on a day-to-day basis. Assets for investment will be allocated to each manager by the Fund's Board of Trustees, based on the recommendation of the Adviser. The expectation is that the allocations will result in a portfolio invested in a variety of equity securities with differing capitalizations and valuations, chosen by differing investment strategies.

The Target Select Fund intends to invest primarily (and, under normal circumstances, at least 65% of its total assets) in equity securities of companies that are headquartered in the United States or do business both in the United States and abroad. Those securities, however, will be traded principally in the United States equity market. Selection of equity securities will not be restricted by market capitalization, and the Target Select Fund's Adviser and Sub-Advisers will employ their own proprietary investment processes in managing assets.

Any remaining assets of the Target Select Fund may be invested in securities of foreign issuers, shares of other investment companies, ADRs and real estate investment trusts ("REITs"). The Target Select Fund may also invest up to 15% of its net assets in illiquid securities, invest up to 25% of its total assets in convertible securities, including convertible securities rated below investment grade, purchase unregistered securities that are eligible for re-sale pursuant to Rule 144A under the Securities Act, and purchase fixed income securities, including securities rated below investment grade. In addition, the Target Select Fund may effect short sales, purchase securities on a when-issued basis, and may enter into futures and options transactions. Debt securities rated below investment grade, I.E., rated lower than BBB by S&P and/or Baa by Moody's or unrated securities of comparable quality, are also known as "junk bonds." The maximum percentage of the Target Select Fund's assets that may be invested in securities rated below investment grade is 25%.

Under normal circumstances, the Adviser and each of the Sub-Advisers may invest a portion of the assets under its management in the money market instruments described below in order to maintain liquidity, or if securities meeting the Target Select Fund's investment objective and policies are not otherwise reasonably available for purchase, provided that such Instruments do not exceed 25% of the Target Select Fund's total assets. For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Adviser and each Sub-Adviser may invest up to 100% of the assets under their management in money market instruments and in cash.

Currently the Target Select Fund is subject to an agreement and plan of reorganization whereas the assets of the Target Select Fund will be reorganized into a series of the Alpha Select Funds. It is anticipated that this reorganization will take place sometime in the year 2000.

GENERAL INVESTMENT POLICIES

Each Fund may purchase securities on a when-issued basis and borrow money.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% (10% for the Short Duration Funds) of its net assets in illiquid securities.

Each Fund, except the Large Cap, Midcap and Short Duration Funds, may purchase convertible securities.

Each Fund may enter into repurchase agreements.

Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

Each Fund may purchase Rule 144A securities and other restricted securities.

Each Fund may purchase obligations of supranational entities.

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. Government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO, repurchase agreements involving the foregoing securities), shares of money market investment companies and cash.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING

The Funds may borrow money equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (E.G., puts and calls), swap agreements, mortgage-backed securities (E.G., collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (E.G., Receipts and separately traded registered interested and principal securities ("STRIPs"), privately issued stripped securities (E.G., TGRs, TRs, and CATs). See elsewhere in the "Description of Permitted Investments" for discussions of these various instruments.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which an equity Fund invests will cause the net asset value of the Fund to fluctuate. An investment in an equity Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME SECURITIES

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing Fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, the Adviser will review the situation and take appropriate action.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the Index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets and that such contracts do not exceed 15% of the Fund's net assets. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over seven days in length.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition:
(1) the Fund owns more than 3% of the total voting stock of the other company;
(2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the Securities and Exchange Commission (the "SEC") staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Fund's Custodian does impose a practical limit on the leverage created by such transactions. The Adviser will not use leverage if as a result the effective duration of the portfolios of the Three Year Portfolio would not be comparable or less than that of a three-year U.S. Treasury note, respectively.

LOWER-RATED SECURITIES

Lower-rated securities are lower-rated bonds commonly referred to as "junk bonds" or high-yield securities. These securities are rated lower than Baa by Moody's and/or lower than BBB by S&P. The Funds may invest in securities rated in the lowest ratings categories established by Moody's or by S&P. These ratings indicate that the obligations are speculative and may be in default. In addition, the Funds may invest in unrated securities of comparable quality subject to the restrictions stated in the Funds' Prospectus.

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK SECURITIES

The descriptions below are intended to supplement the discussion in the Prospectus.

GROWTH OF HIGH-YIELD, HIGH-RISK BOND MARKET

The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Funds' ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES

Lower rated bonds are somewhat sensitive to adverse economic changes and corporate developments. During an economic down turn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Funds may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield bonds and the Funds' net asset values.


PAYMENT EXPECTATIONS

High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Funds would have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Funds' assets. If the Funds experience significant unexpected net redemptions, this may force them to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Funds' rates of return.

LIQUIDITY AND VALUATION

There may be little trading in the secondary market for particular bonds, which may affect adversely the Funds' ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

TAXES

The Funds may purchase debt securities (such as zero-coupon, pay-in-kind or other types of securities) that contain original issue discounts. Original issue discount that accrues in a taxable year is treated as earned by each Fund and therefore is subject to the distribution requirements of the tax code even though such Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Funds in a taxable year may not be represented by cash income, the Funds may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOS: CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of

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a series of a CMO in a variety of ways. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

REMICS: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae of FHLMC represent beneficial ownership interests in a REMIC trust consisting principally or mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

STRIPPED MORTGAGE-BACKED SECURITIES("SMBS"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, while the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

NON-DIVERSIFICATION

The Target Select, Top 20 and Focused Funds are non-diversified companies, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of each Fund may be invested in the obligations of a limited number of issuers. Although the Adviser or the Sub-Advisers generally do not intend to invest more than 5% of a Fund's assets in any single issuer (with the exception of securities which are issued or guaranteed by a national government), the value of the shares of each Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Funds intend to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which requires that each Fund be diversified (I.E., not invest more than 5% of its assets in the securities in any one issuer) as to 50% of its assets.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over the counter. Over the counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Short Duration Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it could not close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations which, in general, are closely related to the effective duration of the securities which underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Short Duration Fund's portfolio.

RISK FACTORS: Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PORTFOLIO TURNOVER

An annual portfolio turnover rate in excess of 100% may result from the

Adviser's investment strategy. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors' funds for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Trust's Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

REVERSE DOLLAR ROLL TRANSACTIONS

Each Short Duration Fund may enter into reverse dollar roll transactions, which involve a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Reverse dollar roll transactions are fully collateralized in a manner similar to loans of the Fund's portfolio securities.




REVERSE REPURCHASE AGREEMENT AND DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements and dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement or dollar roll transaction by cash or other liquid securities that the Fund's custodian segregates from other Fund assets.

RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers with a strong U.S. trading presence and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events which could adversely effect the economies of such countries or investments in such countries.

SHORT SALES

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies, such as the GNMA, have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (E.G., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (E.G., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES

U.S. Government Securities are bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

YEAR 2000

The Trust and its service providers do not appear to have been adversely affected by computer problems related to the transition to the year 2000. However, there remains a risk that such problems could arise or be discovered in the future. Year 2000 related problems also may negatively affect issuers whose securities the Trust purchases, which could have an impact on the value of your investment.

ZERO COUPON SECURITIES

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accredit. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. (i) Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets and does not apply to the SELECT GROWTH, Top 20 and Target Select Funds.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. This limitation does not apply to the Technology Fund or the E-Commerce Fund. It also does not apply to the Communications Fund, to the extent that the Communications Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

 5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

 7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

 8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.       Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

6. Enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds' Statement of Additional Information.

The Wireless Communications Fund and the Technology Fund have investment policies that allow each Fund to concentrate investments in a particular industry. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, each Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry.


In addition, each Fund will invest no more than 5% of its net assets in short sales, unregistered securities, futures contracts, options and investment company securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

THE ADVISER

Turner Investment Partners, Inc., 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of the Adviser. As of May 31, 2000, the Adviser had discretionary management authority with respect to approximately $8 billion of assets. The Adviser has provided investment advisory services to investment companies since 1992.

The Adviser serves as the investment adviser for each Fund under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Adviser makes recommendations to the Trustees with respect to the appropriate allocation of assets to each of the Target Select Fund's Sub-Advisers, and directly manages assets of the Fund not allocated to the Sub-Advisers.

The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state in which the shares of the Fund are registered, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code.

The continuance of the Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

For the fiscal years ended September 30, 1997, 1998, and 1999 the Funds paid (had reimbursed) the following advisory fees:

-----------------------------------------------------------------------------------------------------------------
                                Advisory Fees Paid                              Advisory Fees Waived
-----------------------------------------------------------------------------------------------------------------
                        1997            1998              1999            1997           1998            1999
-----------------------------------------------------------------------------------------------------------------
Midcap Fund             $0              $ 92,465          $521,612        $13,244      $ 42,799          $2,444
-----------------------------------------------------------------------------------------------------------------
Small Cap Fund          $762,604        $1,458,689        $1,940,749      $73,594      $ 226,626         $66,830
-----------------------------------------------------------------------------------------------------------------
Micro Cap Fund          *                ($97,006)        ($63,745)       *            $ 16,354          $67,820
-----------------------------------------------------------------------------------------------------------------
Select Growth Fund      *               *                 *               *            *                 *
-----------------------------------------------------------------------------------------------------------------
Top 20 Fund             *               *                 $7,100          *            *                 $18,763
-----------------------------------------------------------------------------------------------------------------
Technology Fund         *               *                 ($6,578)        *            *                 $12,267
-----------------------------------------------------------------------------------------------------------------
Global Fund             *               *                 *               *            *                     *
-----------------------------------------------------------------------------------------------------------------
E Commerce Fund         *               *                 *               *            *                     *
-----------------------------------------------------------------------------------------------------------------
Communications Fund     *               *                 *               *            *                     *
-----------------------------------------------------------------------------------------------------------------
One Year Portfolio      Fiscal Year     Fiscal Period     ($116,124)      Fiscal Year   Fiscal Period     $4,624
                        Ended 2/28/98   Ended 9/30/98                     Ended 2/28/98 Ended 9/30/98
                        ($ 94,700)      ($67,178)                         $ 2,792       $ 1,596
-----------------------------------------------------------------------------------------------------------------
Three Year Portfolio    Fiscal Year     Fiscal Period     ($165,234)      Fiscal Year   Fiscal Period     $50,673
                        Ended 2/28/98   Ended 9/30/98                     Ended 2/28/98 Ended 9/30/98
                        ($117,540)      ($80,828)                         $ 41,761      $ 20,056
-----------------------------------------------------------------------------------------------------------------
Fixed Income Fund       *               *                 ($15,843)       *             *                 $12,322
-----------------------------------------------------------------------------------------------------------------
Target Select Fund      *               ($47,875)         ($104,563)      *             $6,656            $13,999
-----------------------------------------------------------------------------------------------------------------

* Not in operation during the period.

As described in the prospectus, the Select Growth, Top 20, Technology, Global, E Commerce and Communications Funds are subject to base investment advisory fees that may be adjusted if a Fund out- or under-performs a stated benchmark. Set forth below is information about the advisory fee arrangements of these Funds:

-----------------------------------------------------------------------------------------------------
Fund                   Benchmark            Required       Base Advisory   Highest       Lowest
                                            Excess         Fee             Possible      Possible
                                            Performance                    Advisory Fee  Advisory Fee
-----------------------------------------------------------------------------------------------------
Select Growth
Fund                   S&P 500 Index        +/- 2.5%       1.00%           1.30%         .70%
-----------------------------------------------------------------------------------------------------
Top 20 Fund            S&P 500 Index        +/- 2.5%       1.10%           1.50%         .70%
-----------------------------------------------------------------------------------------------------
Technology Fund        PSE Technology Index +/- 2.0%       1.10%           1.50%         .70%
-----------------------------------------------------------------------------------------------------
Global
Fund                   MSCI EAFE Index      +/- 2.0%       1.00%           1.30%         .70%
-----------------------------------------------------------------------------------------------------
E Commerce Fund
-----------------------------------------------------------------------------------------------------
Communications Fund
-----------------------------------------------------------------------------------------------------

The performance adjustment works as follows: If the Top 20 Fund outperforms the S&P 500 Index by more than 2.5%, Turner's advisory fees will increase from 1.10% to 1.50%. If, however, the Fund underperforms its benchmark by 2.5%, Turner's advisory fees would go down to 0.70%. These performance-based fees will only be charged once a Fund has been in operation for at least one year, and will comply with all applicable SEC rules.

THE SUB-ADVISERS

The Target Select Fund currently has two Sub-Advisers -- Clover Capital Management, Inc. and Penn Capital Management Company, Inc. (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Each Sub-Adviser will manage a portion of the Fund's assets, which allocation is determined by the Trustees upon the recommendation of the Adviser. Each Sub-Adviser makes the investment decisions for the assets of the Fund allocated to it, and continuously reviews, supervises and administers a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. For its services, each of the Sub-Advisers is entitled to receive a fee from Turner Investment Partners, which is calculated daily and paid monthly, at an annual rate of 0.80% of the average daily net assets of the Fund allocated to it. Currently, the Adviser and each Sub-Adviser has been allocated assets in the range of 15-30% of the Fund's total assets.

CLOVER CAPITAL MANAGEMENT, INC. ("Clover Capital"), 11 Tobey Village Office Park, Pittsford, New York 14354, is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA, who are Managing Directors of Clover Capital and who control all of Clover Capital's outstanding voting stock. Michael Jones, Managing Director of Clover Capital, is the portfolio manager of the portion of the Fund's assets managed by Clover Capital. As of December 31, 1999, Clover Capital had discretionary management authority with respect to approximately $1.4 billion of assets. In addition to sub-advising the Fund and the Clover Funds, separate investment portfolios of the Trust, Clover provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates. For the fiscal year ended September 30, 1999, Clover received investment sub-advisory fees of 0.00%.

PENN CAPITAL MANAGEMENT COMPANY, INC. ("Penn Capital"), 52 Haddonfield-Berlin Road, Suite 1000, Cherry Hill, New Jersey 08034, is a professional investment management firm founded in 1987 and registered as an investment adviser under the Investment Advisers Act. Richard A. Hocker is a founding partner and Chief Investment Officer of Penn Capital and portfolio manager of the portion of the assets of the Fund managed by Penn Capital, an investment management firm that manages the investment portfolios of institutions and high net worth individuals. As of December 31, 1999, Penn Capital had assets under management of approximately $450 million. Penn Capital employs a staff of 17 and manages monies in a variety of investment styles through either separate account management or one of its private investment funds. In addition, Penn Capital serves as investment adviser to the Penn Capital Funds, three separate portfolios of the Trust. For the fiscal year ended September 30, 1999, Penn Capital received investment subadvisory fees of 0.00%.

THE ADMINISTRATOR

The Trust and SEI Investments Mutual Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three (3) years after the effective date of the agreement and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.

The continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meting called for the purpose of voting on such approval. The Administration Agreement is terminable at any time as to any Fund without penalty by the Trustees of the Trust, by a vote of a majority of the outstanding shares of the Fund or by the Manager on not less than 30 days' nor more than 60 days' written notice.

The Administrator, a Massachusetts business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, and UAM Funds, Inc. II.

For the fiscal years ended September 30, 1997, 1998, and 1999 the Funds paid the following administrative fees (net of waivers):

--------------------------------------------------------------------------------
                                   Administrative Fees Paid
--------------------------------------------------------------------------------
                          1997             1998                  1999
--------------------------------------------------------------------------------
Midcap Fund               $9,404           $46,823               $70,403
--------------------------------------------------------------------------------
Small Cap Fund            $98,104          $181,597              $175,795
--------------------------------------------------------------------------------
Micro Cap Fund            *                $42,470               $68,309
--------------------------------------------------------------------------------
Select Growth Fund        *                *                     *
--------------------------------------------------------------------------------
Top 20 Fund               *                *                     $6,411
--------------------------------------------------------------------------------
Technology Fund           *                *                     $6,411
--------------------------------------------------------------------------------
Global Fund               *                *                     *
--------------------------------------------------------------------------------
E Commerce Fund           *                *                     *
--------------------------------------------------------------------------------
Communications Fund       *                *                     *
--------------------------------------------------------------------------------
One Year Portfolio        Fiscal Year      Fiscal Period         $16,902
                          Ended 2/28/98    Ended 9/30/98
                          $802             $510
--------------------------------------------------------------------------------
Three Year Portfolio      Fiscal Year      Fiscal Period         $46,462
                          Ended 2/28/98    Ended 9/30/98
                          $11,964           $6,418
--------------------------------------------------------------------------------
Fixed Income Fund         *                *                     $6,411
--------------------------------------------------------------------------------
Target Select Fund        *                $0                    $85,433
--------------------------------------------------------------------------------

              * Not in operation during the period.

DISTRIBUTION AND SHAREHOLDER SERVICES

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Funds. The Distributor receives no compensation for distribution of shares of the Funds.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Short Duration Funds have adopted a shareholder service plan for Shares (the "Class II Service Plan") under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefore. Under the Class II Service Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. Under such arrangements, the Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties. In addition, the Funds may enter into such arrangements directly. Under the Class II Service Plan, the Distributor is entitled to receive a fee at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to Class II Shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services, including: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided for investments; changing dividend options; account designations and addresses; providing sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. In addition, the Investment Adviser, Sub-Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Trust pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The Parkstone Group of Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds and STI Classic Variable Trust, each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and distributed by SEI Investments Distribution Co.

ROBERT E. TURNER (DOB 11/26/56) - Trustee* - Chairman and Chief Investment Officer of Turner Investment Partners, Inc. ("Turner"), since 1990.

RICHARD A. HOCKER (DOB 07/21/46) - Trustee* - CEO and Chairman of the Board of Covenant Bank, 1988-1997. Director of Bedminister Bioconversion Corporation (technology company), since 1988. Chief Investment Officer and Senior Vice President of Penn Capital Management Co., Inc., since 1987.

MICHAEL E. JONES (DOB 12/24/54) - Trustee* - Senior Vice President, Investment Adviser and Portfolio Manager with Clover Capital Management Inc., since 1984. Principal of CCM Securities Inc.

ALFRED C. SALVATO (DOB 01/09/58) - Trustee** - Treasurer, Thomas Jefferson University Health Care Pension Fund, since 1995, and Assistant Treasurer, 1988-1995.

JANET F. SANSONE (DOB 08/11/45) - Trustee** - Corporate Vice President of Human Resources of Frontier Corporation (telecommunications company), retired.

JOHN T. WHOLIHAN (DOB 12/12/37) - Trustee** - Professor, Loyola Marymount University, since 1984.

STEPHEN J. KNEELEY (DOB 02/09/63) - President and Chief Executive Officer - Chief Operating Officer of Turner, since 1990.

JANET RADER ROTE (DOB 08/24/60) - Vice President and Assistant Secretary - Director of Compliance of Turner, since 1992.

EDWARD T. SEARLE (DOB 04/03/54) - Vice President and Assistant Secretary - Employed by SEI Investments since August 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Drinker Biddle & Reath LLP, 1998-1999. Associate at Ballard, Andrews & Ingersoll, LLP, 1995-1998.

TODD B. CIPPERMAN (DOB 02/14/66) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the administrator and distributor since 1995. Associate, Dewey Ballantine, 1994-1995. Associate, Winston and Strawn, 1991-1994.

KEVIN P. ROBINS (DOB 04/15/61) - Vice President, Assistant Secretary - Senior Vice President, General Counsel and Assistant Secretary of SEI, Senior Vice President, General Counsel and Secretary of the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI, the Administrator and Distributor 1992-1994.

ROBERT DELLACROCE (DOB 12/17/63) - Controller and Chief Accounting Officer - Director, Funds Administration and Accounting of SEI since 1994. Senior Audit Manager, Arthur Andersen LLP (accounting company), 1986-1994.

LYDIA A. GAVALIS (DOB 06/05/64) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Manager and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

KATHY HEILIG (DOB 12/21/58) - Vice President and Assistant Secretary - Treasurer of SEI Investments Company since 1997; Assistant Controller of SEI Investment since 1995; Vice President of SEI Investments Company since 1991.

JAMES W. JENNINGS (DOB 01/15/37) - Secretary - Partner, Morgan, Lewis & Bockius LLP, counsel to the Trust, Turner, the Administrator and Distributor.

JOHN H. GRADY, JR. (DOB 06/01/61) - Assistant Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103, Partner, Morgan, Lewis & Bockius LLP, counsel to the Trust, Turner, the Administrator and the Distributor.

The following table exhibits Trustee compensation for the fiscal year ended September 30, 1999.


-------------------------------------------------------------------------------------------------------------
                      Aggregate              Pension or        Estimated    Total Compensation From
                      Compensation From      Retirement        Annual       Registrant and Fund
Name of Person,       Registrant for the     Benefits Accrued  Benefits     Complex Paid to Trustees
Position              Fiscal Year Ended      as Part of Fund   Upon         for the Fiscal Year Ended
                      September 30, 1999     Expenses          Retirement   September 30, 1999
-------------------------------------------------------------------------------------------------------------
Robert Turner*        $0                     N/A               N/A          $0  for service on two Boards
-------------------------------------------------------------------------------------------------------------
Richard A. Hocker*    $0                     N/A               N/A          $0 for service on one Board
-------------------------------------------------------------------------------------------------------------
Michael E. Jones*     $0                     N/A               N/A          $0 for service on  one Board
-------------------------------------------------------------------------------------------------------------
Alfred C. Salvato**   $8,000                 N/A               N/A          $14,000 for service on two Boards
-------------------------------------------------------------------------------------------------------------
Janet F. Sansone**    $9,775                 N/A               N/A          $9,775 for service on one Board
-------------------------------------------------------------------------------------------------------------
John T. Wholihan**    $10,538                N/A               N/A          $10,538 for service on one Board
-------------------------------------------------------------------------------------------------------------

* Messrs. Robert Turner, Richard Hocker and Michael Jones are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act. The Trust pays fees only to the Trustees who are not interested persons of the Trust. Compensation of Officers and interested persons of the Trust is paid by the adviser or the manager.
** Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

Based on the foregoing, the 30-day yield for the Funds for the 30-day period ended September 30, 1999 were as follows:

--------------------------------------------------------------------------------
 Fund                              Class                   30-Day Yield
--------------------------------------------------------------------------------
 Midcap Fund                       Class I                 0.00%
--------------------------------------------------------------------------------
 Small Cap Fund                    Class I                 0.00%
--------------------------------------------------------------------------------
 Micro Cap Fund                    Class I                 0.00%
--------------------------------------------------------------------------------
 Select Growth Fund                Class I                 *
--------------------------------------------------------------------------------
 Top 20 Fund                       Class I                 0.00%
--------------------------------------------------------------------------------
 Technology Fund                   Class I                 0.00%
--------------------------------------------------------------------------------
 Global Fund                       Class I                 *
--------------------------------------------------------------------------------
 E Commerce Fund                   Class I                 *
--------------------------------------------------------------------------------
 Communications Fund               Class I                 *
--------------------------------------------------------------------------------
 One Year Portfolio                Class I                 5.30%
--------------------------------------------------------------------------------
 One Year Portfolio                Class II                5.04%
--------------------------------------------------------------------------------
 Three Year Portfolio              Class I                 5.85%
--------------------------------------------------------------------------------
 Three Year Portfolio              Class II                5.62%
--------------------------------------------------------------------------------
 Fixed Income Fund                 Class I                 5.96%
--------------------------------------------------------------------------------
 Target Select Fund                Class I                 0.00%
--------------------------------------------------------------------------------
*Not in operation during the period.

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

Based on the foregoing, the average annual total return for the Funds from inception through September 30, 1999, and for the one and five year periods ended September 30, 1999, were as follows:


--------------------------------------------------------------------------------
                                            Average Annual Total Return
--------------------------------------------------------------------------------
                        Class       One Year     Five Year    Since Inception
--------------------------------------------------------------------------------
Midcap Fund             Class I     84.07%       *            38.93%
--------------------------------------------------------------------------------
Small Cap Fund          Class I     59.14%       29.26%       26.63%
--------------------------------------------------------------------------------
Micro Cap Fund          Class I     113.46%      *            59.94%
--------------------------------------------------------------------------------
Select Growth Fund      Class I     *            *            *
--------------------------------------------------------------------------------
Top 20 Fund             Class I     *            *            39.90%**
--------------------------------------------------------------------------------
Technology Fund         Class I     *            *            40.60%**
--------------------------------------------------------------------------------
Global Fund             Class I     *            *            *
--------------------------------------------------------------------------------
E Commerce Fund         Class I     *            *            *
--------------------------------------------------------------------------------
Communications Fund     Class I     *            *            *
--------------------------------------------------------------------------------
One Year Portfolio      Class I     5.34%        6.33%        6.08%
--------------------------------------------------------------------------------
One Year Portfolio      Class II    5.00%        *            5.22%
--------------------------------------------------------------------------------
Three Year Portfolio    Class I     2.89%        6.56%        6.02%
--------------------------------------------------------------------------------
Three Year Portfolio    Class II    *            *            5.64%**
--------------------------------------------------------------------------------
Fixed Income Fund       Class I     *            *            0.48%**
--------------------------------------------------------------------------------
Target Select Fund      Class I     80.04%       *            42.77%
--------------------------------------------------------------------------------
*Not in operation during the period.
**These returns have not been annualized.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the DST, 330 West 9th Street, Kansas City, Missouri 64105, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued by the Administrator. The Administrator may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuation are reviewed by the officers of the Trust under the general supervision of the Trustees.

If there is no readily ascertainable market value for a security, the Administrator will make a good faith determination as to the "fair value" of the security.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not discussed in the Funds' Prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning.

The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.

In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Fund that such shareholder is not subject to backup withholding.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions may generally be eligible for the corporate dividends-received deduction.

Funds may, in certain circumstances involving tax-free reorganizations, accept securities that are appropriate investments as payment for Fund shares (an "In-Kind Purchase"). An In-Kind Purchase may result in adverse tax consequences under certain circumstances to either the investors transferring securities for shares (an "In-Kind Investors") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result of an In-Kind Purchase, the Funds may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an In-Kind Purchase, the amount of the gain would be taxable to new shareholders as well as to In-Kind Investors. The effect of this for new shareholders would be to tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on In-Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Funds acquire securities having an unrealized capital loss. In that case, In-Kind Investors will be unable to utilize the loss to offset gains, but, because an In-Kind Purchase will not result in any gains, the inability of In-Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Funds, new shareholders may benefit by any reduction in net tax liability attributable to the losses. The Adviser cannot predict whether securities acquired in any In-Kind Purchase will have unrealized gains or losses on the date of the In-Kind Purchase. Consistent with its duties as investment adviser, the Adviser will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Funds.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.





STATE TAXES

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

The Adviser may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Fund.

It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and the Distributor expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Because no Fund markets its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

For the fiscal years ended September 30, 1997, 1998, and 1999 the Funds' portfolio turnover rates were as follows:

                                 Portfolio Turnover Rate
--------------------------------------------------------------------------------
                                        Portfolio Turnover Rate
--------------------------------------------------------------------------------
                        1997                  1998                     1999
--------------------------------------------------------------------------------
Midcap Fund             348.29%               304.29%                  290.79%
--------------------------------------------------------------------------------
Small Cap Fund          130.68%               167.73%                  223.61%
--------------------------------------------------------------------------------
Micro Cap Fund          *                     128.53%                  239.32%
--------------------------------------------------------------------------------
Select Growth  Fund     *                     *                        *
--------------------------------------------------------------------------------
Top 20 Fund             *                     *                        369.11%
--------------------------------------------------------------------------------
Technology Fund         *                     *                        317.32%
--------------------------------------------------------------------------------
Global Fund             *                     *                        *
--------------------------------------------------------------------------------
E Commerce Fund         *                     *                        *
--------------------------------------------------------------------------------
Communications Fund     *                     *                        *
--------------------------------------------------------------------------------
One Year Portfolio -    For the Fiscal        For the Fiscal Period    154.33%
  Class I Shares        Year Ended 2/28/98    Ended 9/30/98
                        68.80%                96.56%
--------------------------------------------------------------------------------
One Year Portfolio -    *                     *                        154.33%
  Class II Shares
--------------------------------------------------------------------------------
Three Year Portfolio -  For the Fiscal Year   For the Fiscal Period    257.98%
  Class I Shares        Ended 2/28/98         Ended 9/30/98
                        197.03%               121.63%
--------------------------------------------------------------------------------
Three Year Portfolio -  *                     *                        257.98%
  Class II Shares
--------------------------------------------------------------------------------
Fixed Income Fund       *                     *                        39.70%
--------------------------------------------------------------------------------
Target Select Fund      *                     803.02%                  1,279.40%
--------------------------------------------------------------------------------
* Not in operation during the period.
Amounts designated as "--" are either $0 or have been rounded to $0.

The brokerage commissions paid for each Fund for the fiscal years ended September 30, 1997, 1998, and 1999 were as follows:

--------------------------------------------------------------------------------
                              Total Dollar Amount of Brokerage Commissions Paid
--------------------------------------------------------------------------------
                              1997                1998                1999
--------------------------------------------------------------------------------
 Midcap Fund                  $17,029             $123,834            $352,280
--------------------------------------------------------------------------------
 Small Cap Fund               $235,029            $465,825            $546,802
--------------------------------------------------------------------------------
 Micro Cap Fund               *                   $6,974              $36,683
--------------------------------------------------------------------------------
 Select Growth Fund           *                   *                   *
--------------------------------------------------------------------------------
 Top 20 Fund                  *                   *                   $57,574
--------------------------------------------------------------------------------
 Technology Fund              *                   *                   $13,527
--------------------------------------------------------------------------------
 Global Fund                  *                   *                   *
--------------------------------------------------------------------------------
 E Commerce Fund              *                   *                   *
--------------------------------------------------------------------------------
 Communications Fund          *                   *                   *
--------------------------------------------------------------------------------
 One Year Portfolio           N/A                 N/A                 $69
--------------------------------------------------------------------------------
 Three Year Portfolio         N/A                 N/A                 $141
--------------------------------------------------------------------------------
 Fixed Income Fund            *                   *                   $64
--------------------------------------------------------------------------------
 Target Select Fund           *                   $13,856             $28,450
--------------------------------------------------------------------------------
*Not in operation during the period.

The total amount of securities of each Broker/Dealer held by each Fund for the fiscal year ended September 30, 1999 were as follows:



-----------------------------------------------------------------------------------------------------
                                                     Total Amount of
                  Name of                            Securities Held by Each
Fund              Broker/Dealer                      Fund                        Type of
                                                                                 Security
-----------------------------------------------------------------------------------------------------
Midcap Fund       J.P. Morgan                        $ 4,451,363.63              Repurchase Agreement
                  Lehman Brothers                    $1,509,127.50               Common Stock
-----------------------------------------------------------------------------------------------------
Small Cap Fund    J. P. Morgan                       $ 12,767,113.96             Repurchase Agreement
                  Hambrecht and Quist                $3,220,576.88               Common Stock
                  Legg Mason Inc.                    $1,263,163.13               Common Stock
                  Raymond James Fin. Corp.           $1,026,980.63               Common Stock
-----------------------------------------------------------------------------------------------------
Micro Cap Fund    Morgan Stanley                     $ 413,708.25                Repurchase Agreement
-----------------------------------------------------------------------------------------------------

VOTING

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectuses or Statements of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a PRO RATA share in the net assets of the portfolio, after taking into account additional distribution and shareholder servicing expenses attributable to the Class II Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% SHAREHOLDERS

As of January 3, 2000, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.


                                                                              PERCENTAGE
                           NAME AND ADDRESS                  NUMBER OF        OF FUND'S
FUND                       OF BENEFICIAL OWNER               SHARES           SHARES
---------------------------------------------------------------------------------------
Turner Midcap Growth Fund  Charles Schwab & Co. Inc.         3,837,971.6920   41.82%
                           Attn: Mutual Funds/Team S
                           4500 Cherry Creek Dr. S Fl. 3
                           Denver, CO  80209

                           Copeland  Associates                696,786.5820    7.59%
                           Smith Barney Corporate Trust Co.
                           2 Tower Center Blvd., Box 1063
                           East Brunswick, NJ  08816-3155

Turner Small Cap
Growth Fund                Charles Schwab & Co. Inc.         5,208,084.2850   56.95%
                           Attn: Mutual Funds/Team S
                           4500 Cherry Creek Dr. S Fl. 3
                           Denver, CO  80209

Turner Micro Cap
Growth Institutional
Class                      Charles Schwab & Co. Inc.           562,123.9250    29.24%
                           Attn: Mutual Funds/Team S
                           4500 Cherry Creek Dr. S Fl 3
                           Denver, CO  80209

                           Donaldson Lufkin Jenrette           123,944.9990      6.45%
                           SECS Corp.
                           Pershing Division
                           P. O. Box 2052
                           Jersey City, NJ  07399

                           National Investors Services Corp.   410,344.6040    21.35%
                           FBBO Our Customers
                           55 Water Street, Floor 12
                           New York, NY  10041-3299

Turner Top 20 Fund         Charles Schwab & Co Inc.          1,305,403.5240     40.36%
                           Attn:  Mutual Funds/Team S
                           4500 Cherry Creek Dr. S Fl. 3
                           Denver, CO, 80209

                           National Investors Services Corp    198,893.0500     6.15%
                           FBBO Our Customers
                           55 Water Street,  Fl. 12
                           New York, NY 10041-1299

Turner Technology Fund     Charles Schwab and Co. Inc          794,322.0860     52.04%
                           Attn:  Mutual Funds/ Team S
                           4500 Cherry Creek Dr. S., Fl. 3
                           Denver, CO 80209

                           National Investors Services Corp    210,006.4770    13.76%
                           FBBO Our Customers
                           55 Water St. Fl 32
                           New York, NY, 10041-3299

Turner Short Duration
Government Funds - One
Year Portfolio Class I     Charles Schwab & Co. Inc.           432,182.9190    91.84%
                           Attn: Mutual Funds/Team S
                           4500 Cherry Creek Dr. S Fl. 3
                           Denver, CO  80209

Turner Short Duration
Government Funds-One
Year Portfolio-Class II    NFSC FBBO # 179-397470               43,944.8840     6.69%
                           Utah Festival Opera Company
                           59 S 100 W
                           Logan, UT, 84321-4515

                           NFSC FBBO # 379-070386               54,422.7980     8.28%
                           BSA Utah National Parks Council
                           250 W 500 N
                           Provo, UT, 84501-2819

                           NFSC FBBO # 379-536272               89,197.2250    13.58%
                           UTA/ATO
                           Malecker S. Booths
                           PO Box 30810
                           Salt Lake City, UT, 84130-0820

                           NFSC Cort Brambled Brent HA         110,215.6880    16.77%
                           C. Bramble/D. Hales/J. Jensen TTS
                           U/A 12/15/1993
                           PO Box 30810
                           Salt Lake City, UT, 84130-0830

                           NFSC FBBO # 379-503940               79,558.2560    12.11%
                           C. Bramble D B Hales Jay E JE
                           C. Bramble/ D. Hales/ J. Jensen TTS
                           U/A 12/15/1993
                           P.O. Box 30810
                           Salt Lake City, UT, 84130-0830

Turner Short Duration
Government Funds-Three
Year Portfolio-Class I     Turner Investment Partners          844,278.8210    21.18%
                           FBO Teamsters Local #837
                           Attn:  Bob Gunning
                           12275 Townsend Rd.
                           Philadelphia, PA, 19154-1204

                           First Union National Bank Trust   1,976,308.6850    49.57%
                           FBO Sheet Metal Workers #19
                           A/C # 1546002688
                           CHGJ64 NC1151
                           1525 West WT Harris Blvd.
                           Charlotte, NC, 28262

                           Bryn Mawr                           861,246.7990    21.60%
                           Attn:  Jerry Berenson
                           101 N. Merion Ave
                           Bryn Mawr, PA, 19010-2899

                           Charles Schwab & Co.                236,351.4490     5.93%
                           101 Montgomery St
                           San Francisco, CA, 94104-4122

Turner Short Duration
Government Funds-Three
Year Portfolio-Class II    NFSC FBBO #379-503916                35,264.1030    14.42%
                           Curt Brambled Brent MA
                           C. Bramble/D. Hales/J. Jensen TTS
                           U/A 12/15/1993
                           PO Box 30810
                           Salt Lake City, UT, 84130-0810

                           NFSC FBBO # 379-503940               24,782.2720    10.13%
                           C. Bramble, D.B. Hales, Jay E. JE
                           C. Bramble/D. Hales/J. Jensen TTS
                           U/A 12/15/1993
                           PO Box 30810
                           Salt Lake City, UT, 84130-0810

                           NFSC FBBO # 379-527793              115,823.4120    47.35%
                           B.H. Bastian Foundation
                           Bruce Bastian/Brent Erkelens
                           U/A 02/19/1999
                           51 W. Center St. #755
                           Orem, UT, 84057-4605

                           NFSC FBBO # 379-536172               44,855.9670    18.34%
                           UYA/ATU
                           N. Halecker S. Booths
                           PO Box 30810
                           Salt Lake City, UT, 84130-0810

Turner Core High Quality
Fixed Income Fund          Oxford Foundation Inc.              259,563.6740    25.30%
                           2 S. Decatur St.
                           Strasburg, PA, 17579-1403

                           Banc of America Securities LLC      765,207.4200    74.60%
                           Attn:  Mutual Funds-4th Floor
                           808-96071-16
                           600 Montgomery St
                           San Francisco, CA, 94131-2702

TIP Target Select
Equity Fund                Charles Schwab & Co. Inc.            23,811.6980    16.27%
                           Attn: Mutual Funds/Team S
                           4500 Cherry Creek Dr. S Fl 3
                           Denver, CO  80209

                           Carolyn Turner TR                    45,257.0300    30.92%
                           U/A Robert E. Turner Jr., Trust
                           9 Horseshoe Lane
                           Paoli, PA  19301-1909

                           Robert & Carolyn Turner Foundation   23,954.2260    16.36%
                           9 Horseshoe Lane
                           Paoli, PA  19301-1909


CUSTODIAN

First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

EXPERTS

The financial statements incorporated by reference into this Statement of Additional Information and the Financial Highlights included in the prospectuses have been audited by Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103, independent auditors, as indicated by their report, with respect thereto, and are included herein in reliance on their report given on their authority as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The Trust's financial statements for the fiscal year ended September 30, 1999, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the 1999 Annual Report must accompany the delivery of this Statement of Additional Information.

APPENDIX

The following descriptions are summaries of published ratings.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds rated BBB by S&P are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated Baa by Moody's is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fitch uses plus and minus signs with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Bonds rated AAA by Duff are judged by Duff to be of the highest credit quality, with negligible risk factors being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA by Duff are judged by Duff to be of high credit quality with strong protection factors and risk that is modest but that may vary slightly from time to time because of economic conditions. Bonds rated A by Duff are judged by Duff to have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Bonds rated BBB by Duff are judged by Duff as having below average protection factors but still considered sufficient for prudent investment, with considerable variability in risk during economic cycles.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Obligations for which there is a low expectation on investment risk are rated A by IBCA. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations for which there is currently a low expectation of investment risk are rated BBB by IBCA. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1 +, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1. Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Duff has incorporated gradations of 1+ and 1-to assist investors in recognizing quality differences within this highest tier. Paper rated Duff-1+ has the highest certainty of timely payment, with outstanding short-term liquidity and safety just below risk-free U.S. Treasury short-term obligations. Paper rated Duff-1- has high certainty of timely payment with strong liquidity factors which are supported by good fundamental protection factors. Risk factors are very small. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets (although ongoing funding may enlarge total financing requirements) and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1, the highest rating by IBCA, indicates that the obligation is supported by a strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2, the second highest rating, are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                               ALPHA SELECT FUNDS

                                 Class A Shares
                                 Class C Shares
                                 Class I Shares

                                   PROSPECTUS
                                  ______, 2000

                            TARGET SELECT EQUITY FUND

                               Investment Adviser:
                       CONCENTRATED CAPITAL MANAGEMENT, LP

                            Investment Sub-Advisers:
                     EVERGREEN INVESTMENT MANAGEMENT COMPANY
                                MERCURY ADVISORS
                        TURNER INVESTMENT PARTNERS, INC.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                           How to Read Your Prospectus

Alpha Select Funds is a mutual fund family that offers different classes of shares in separate investment portfolios. At this time, the Funds offer only one portfolio, the Target Select Equity Fund (the "Fund"). This prospectus gives you important information about the Class A, Class C, and Class I Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

Choosing Class A, Class C or Class I Shares

Class A, Class C and Class I Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

     Class A Shares

     o    Front-end sales charge

     o    Lower annual expenses

     o    $1,000 minimum initial investment


     Class C Shares

     o    Contingent deferred sales charge

     o    Higher distribution expenses

     o    $1,000 minimum initial investment


     Class I Shares

     o    No sales charge

     o    No distribution expenses

     o    $500,000 minimum initial investment

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about the Fund. For more detailed information about the Fund, please see:

                                                                          Page
                                                                          ----
     FUND SUMMARY..........................................................XXX
     INVESTMENTS AND PORTFOLIO MANAGEMENT..................................XXX
     PURCHASING, SELLING AND EXCHANGING ALPHA SELECT FUNDS.................XXX
     DIVIDENDS, DISTRIBUTIONS AND TAXES....................................XXX
     FINANCIAL HIGHLIGHTS..................................................XXX

To obtain more information about Alpha Select Funds, please refer to the Back Cover of the Prospectus.

Fund Summary

Investment Goal                      Long-term capital appreciation

Investment Focus                     Common stocks of U.S. and foreign issuers

Share Price Volatility               High

Principal Investment Strategy        Utilizing sub-advisers experienced in
                                     selecting securities that have growth
                                     potential or that are undervalued, the Fund invests in U.S. and foreign companies

Investor Profile                     Investors seeking capital appreciation who
                                     can withstand the share price volatility of equity investing


Principal Strategy

The Target Select Equity Fund invests primarily in U.S. and foreign common stocks and other equity securities of companies regardless of their market capitalization. The Fund will invest in securities of companies operating in a broad range of industries located in the U.S. and overseas.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of the Fund's adviser, Concentrated Capital Management, LP ("CCM"). In selecting investments, the sub-advisers employ different investment strategies: a growth strategy that emphasizes above-average earnings potential; a global strategy that focuses on small capitalization companies; a value strategy that is based on investing in all capitalization companies; and a growth strategy that invests in mid-to large capitalization companies. Other strategies may be introduced as additional or replacement sub-advisers are hired.

Multi-Manager Approach

The Fund intends to employ a multi-manager approach to take advantage of the best investment ideas of a number of sub-advisers. Each sub-adviser manages a portion of the Fund's assets, and is expected to select a relatively small number of securities, as few as 10, for its portion of the Fund per each investment strategy. Such a focused security-selection process permits each sub-adviser to act on only the investment ideas that it thinks have the greatest return potential. CCM will ensure that the sub-advisers comply with the Fund's investment policies and guidelines. CCM will also recommend the appointment of additional or replacement sub-advisers to the Fund's Board of Trustees (the "Board").

Risks

The Fund has its own investment goal and strategies for reaching that goal. The Fund's advisers will invest Fund assets in a way that each believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The advisers' judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the advisers do, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the Fund is subject to the risk that equity securities generally may underperform compared to debt securities and other asset classes. These factors contribute to price volatility, which is the principal risk of investing in the Fund. The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities as compared to a diversified fund.

The Fund's investment approach seeks to generate positive returns from the efforts of separate sub-advisers who each manage a portion of the Fund's assets using a specific style. There is a risk, therefore, that the combined performance of the Fund's various sub-advisers will lag that of funds that employ a single strategy or style. There is also a risk that a sub-adviser's performance in its chosen strategy will lag that of other advisers that utilize a similar approach.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. While ADRs are denominated in U.S. dollars, they are subject to currency risk to the extent the underlying stocks are denominated in foreign currencies.

Any micro, small and medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these micro, small and mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, the share prices of micro-capitalization companies may be extremely volatile.

Performance Information

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and may generate more short-term gains for shareholders.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance shown is for the TIP Funds' TIP Target Select Equity Fund (the "TIP Fund"), the Fund's predecessor. The Target Select Equity Fund became part of the Alpha Select Funds on ______, 2000.

The performance information below reflects the performance of Turner Investment Partners, Inc., ("Turner") the TIP Fund's principal investment adviser, and several sub-advisers. Under the TIP Fund's multiple sub-adviser structure, Turner was responsible for the continuous review, supervision and administration of the TIP Fund's investment program, which included overseeing two other sub-advisers. In addition, Turner was also responsible for making day-to-day investment decisions for some of the assets of the TIP Fund. Because of this dual role as day-to-day investment adviser and overall manager of the investment program, Turner is essentially responsible for the TIP Fund's performance reflected below. Under the Fund's multiple sub-adviser structure, CCM will similarly be responsible for the continuous review, supervision and administration of the Fund's investment program, which includes overseeing Turner as one of three sub-advisers. However, CCM will not be responsible for making day-to-day investment decisions for the Fund, and Turner will only manage approximately 15-35% of the Fund's assets. In addition, Turner employed sub-advisers that are different from those employed by CCM in managing the Fund. As a result of these differences, this performance information represents some indication of the risks and volatility of an investment in the Fund, and should be reviewed recognizing these material differences.

This bar chart shows changes in the performance of the Fund's Shares from year to year for two years.*

                                    1998                  25.45%
                                    1999                 113.07%**

* The performance information shown above is based on a calendar year. The year-to-date return as of June 30, 2000 was 23.83%. Performance would have been lower if Turner had not waived fees and reimbursed expenses in 1998 and 1999.

**The Fund's favorable performance in 1999 was affected by a number of factors that may not have the same effect on the Fund's performance in the future. These factors include participation in the initial public offerings, unusual market conditions and the relatively small size of the fund compared with any one investment.

                           Best Quarter         Worst Quarter
                              43.45%               -17.08%
                            (12/31/99)            (9/30/98)

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Russell 3000 Index.

                                                            Since Inception
                                                  1 Year        (1/1/98)
                                                 -------    ---------------
TIP Funds' Target Select Equity Fund             113.07%        63.50%
Russell 3000 Index                                20.90%        22.51%

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 3000 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 3,000 largest U.S. companies.

Fund Fees and Expenses

This table describes the shareholder fees that you may pay if you buy and hold Fund Shares. You would pay these fees directly from your investment in the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                           Class A Shares   Class C Shares      Class I Shares
                                                           --------------   --------------      --------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)*                                5.50%            None                None

Maximum Deferred Sales Charge (Load) (as a percentage of
  net asset value)**                                            None             1.00%               None

* This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

** This sales charge is imposed if you sell Class C Shares within one year of your purchase. See "Selling Fund Shares."

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses deducted from Fund assets)

                                                       Class A Shares   Class C Shares      Class I Shares
                                                       --------------   --------------      --------------
Investment Advisory Fees                               1.0625%*               1.0625%*        1.0625%*
Distribution (12b-1) Fees                                 None                0.75%               None
Other Expenses                                         1.789%**               1.789%**        1.539%**
                                                       ------                 ------          ------
Total Annual Fund Operating Expenses                   2.8515%***             3.6015%***      2.6015%***
Fee Waivers and Expense Reimbursements                (1.3815%)              (1.3815%)       (1.3815%)
                                                       ------                 ------          ------
Net Total Operating Expenses                           1.47%                  2.22%           1.22%

* The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the Russell 3000 Index after the Fund's first year of operations.

**   Other Expenses are estimated for the current year.

*** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses of the Class A, Class C and Class I Shares from exceeding 1.47%, 2.22% and 1.22%, respectively, for a period of one year, or from exceeding 1.75%, 2.50% and 1.50%, respectively, in any subsequent year.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                                         1 Year               3 Years
                                         ------               -------
Class A Shares                            $691                 $1045
Class C Shares                            $325                  $752
Class I Shares                            $124                  $447

If you do not sell your shares at the end of the period:

                                          1 Year              3 Years
                                         ------               -------
Class A Shares                            $691                 $1045
Class C Shares                            $225                  $752
Class I Shares                            $124                  $447

The Fund's Other Investments

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. The Fund may also invest a portion of its assets in cash for liquidity purposes as necessary. The Fund will make investments inconsistent with its objectives only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

Investment Adviser

CCM, an SEC-registered adviser, serves as the Adviser to the Fund. CCM makes recommendations to the Trustees with respect to the appropriate allocation of assets to each of the Fund's Sub-Advisers. Also as the Fund's Adviser, CCM is authorized to make investment decisions for the Fund and continuously review, supervise and administer the Fund's investment program. The Adviser also ensures compliance with the Fund's investment policies and guidelines. In the future, the Trust expects to operate as a "manager of managers" fund under an SEC exemptive order. This type of order will permit the Adviser to hire or replace Sub-Advisers with Board (rather than shareholder) approval. We will notify you if we make this change.

CCM was formed on May 19, 2000. For its services, CCM is entitled to base investment advisory fees of 1.0625%. However, these fees may be higher or lower depending on the Fund's performance relative to a benchmark. If the Fund outperforms its benchmark by a set amount, CCM will receive higher advisory fees. Conversely, if a Fund underperforms its benchmark by the same amount, CCM will receive lower advisory fees. Accordingly, the overall fee may vary by 0.15% either way. The Fund's SAI contains detailed information about the Fund's benchmark, as well as any possible performance-based adjustments to CCM fees. These performance-based adjustments will take effect after the Fund has been in operation for more than one year.

Sub-Advisers

At the outset of operations, CCM will employ three sub-advisers who will use approximately four investment styles to manage the Fund. Each style will be employed with regards to approximately 15-35% of the Fund's total assets. Periodically, the Fund will be rebalanced to preserve this approximate 15-35% allocation. CCM will oversee the sub-advisers who manage the separate portfolios of the Fund. The three sub-advisers will be Turner, Mercury Advisors, and Evergreen Investment Management Company ("Evergreen").

Turner will employ a growth style that emphasizes investments in equities securities in companies with above average earnings growth prospects. It will employ an earnings momentum strategy that concentrates on companies with more volatile and accelerating growth rates. Turner will focus on a relatively small number of securities issues without distinction as to capitalization. Robert E. Turner serves as portfolio manager of the portion of the Fund's assets devoted to this strategy.

Mercury Advisors will employ two strategies. One strategy will adopt a global approach by investing at least 66% of the assets in small capitalization equity securities from at least three different countries, including the United States. The securities will be small capitalization. The balance of the assets, if any, may be invested in larger cap companies or debt securities. Kenneth L. Chiang serves as the portfolio manager of the portion of the Fund's assets devoted to this strategy.

The other strategy employed by Mercury will involve a value approach that seeks capital appreciation by investing in a concentrated portfolio of undervalued equity securities of companies that are believed by Mercury to be currently mispriced in the marketplace relative to their future operating prospects. Often these equities are experiencing some temporary operational difficulties that have caused them to become out-of-favor. The portfolio is expected to have valuation ratios, (i.e., price-to-earnings or price-to-book values) below those of the broader market. Robert Martorelli serves as the Portfolio Manager of the portion of the Fund's assets devoted to this strategy.

Evergreen will employ a growth style of investing and will invest in a relatively small number of issuers of primarily mid to large-capitalizations. Evergreen emphasizes earnings growth in its selection of issuers. It will select companies that it believes have recorded a consistent record of earnings growth and/or have the potential for an acceleration of earnings growth. Maureen Cullinane serves as the portfolio manager of the portion of the Fund's assets devoted to this strategy.

Purchasing, Selling and Exchanging Fund Shares



In order to open a new account, you must complete and mail the New Account Application that you receive with this prospectus.

All trades must be received by the Fund's Transfer Agent by 4:00 PM EST. Your check must be made payable to the Alpha Select Funds or wires must be sent to the instructions below.

The minimum initial investment for Class A Shares is $1,000. The minimum initial investment for Class C Shares is $1,000 ($500 for retirement plans). The minimum subsequent investment for Class A and Class C Shares is $100. The minimum initial investment for Class I Shares is $500,000. The minimum subsequent investment for Class I Shares is $5,000.

--------------------------------------------------------------------------------

Once you are a shareholder of the Alpha Select Funds you may do the following:

--------------------------------------------------------------------------------

* Purchase, sell or exchange Fund shares by phone. Call 1-888-847-7654 between 9:00 AM and 4:00 PM EST Monday through Friday and press 3 to place a trade.

--------------------------------------------------------------------------------

* Purchase, sell or exchange Fund shares by mail. Shareholders can mail trade requests to:

By regular mail                             By express or overnight mail

Alpha Select Funds                          Alpha Select Funds
P.O. Box 219805                             c/o DST Systems Inc.
Kansas City, MO 64121-6805                  330 W. 9th Street
                                            Kansas City, MO 64105

--------------------------------------------------------------------------------

*    Purchase Fund shares by wiring funds to:

     United Missouri Bank of Kansas NA
     ABA #101000695
     Account # 9870601168
     Further Credit: Target Select Equity Fund, shareholder name and Alpha Select Funds account number

The minimum initial investment for Class A Shares is $1,000. The minimum initial investment for Class C Shares is $1,000 ($500 for retirement plans). The minimum subsequent investment for Class A and Class C Shares is $100. The minimum initial investment for Class I Shares is $500,000. The minimum subsequent investment for Class I Shares is $5,000. The Fund reserves the right to waive the minimum initial investment, and may do so for financial intermediaries who purchase shares through a brokerage firm or a mutual fund marketplace.

This section tells you how to buy, sell (sometimes called "redeem") or exchange shares of the Fund.

Purchasing Alpha Select Fund Shares

When Can You Purchase Shares?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Fund or its shareholders.

To open an account:

o By Mail Please send your completed application, with a check payable to Alpha Select Funds, to the address listed on this page. Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

o By Wire Please call us at 1-888-847-7654 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete, you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [Target Select Equity Fund]. The shareholder's name and account number must be specified in the wire.

Systematic Investment Plan

If you have a checking or savings account with a bank, you may purchase Class A or Class C Shares automatically through regular deductions from your account. Please call 1-888-847-7654 for information regarding participating banks. With a $250 minimum initial investment, you may begin regularly scheduled investments from $50 up to $250 once or twice a month.

Sales Charges

Front-End Sales Charges -- Class A Shares

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                                         Your Sales Charge as a Percentage of             Your Sales Charge as a Percentage
         If Your Investment is:                   of Offering Price                            of Your Net Investment
---------------------------------        ------------------------------------             ---------------------------------
Less than $25,000                                        5.50%                                          5.82%
$25,000 but less than $50,000                            5.25%                                          5.54%
$50,000 but less than $100,000                           4.50%                                          4.71%
$100,000 but less than $250,000                          3.50%                                          3.63%
$250,000 but less than $500,000                          3.00%                                          3.10%
$500,000 but less than $1,000,000                        2.00%                                          2.04%
$1,000,000 and over                                      None


Waiver of Front-End Sales Charge -- Class A Shares

The front-end sales charge will be waived on Class A Shares purchased: (1) through reinvestment of dividends and distributions; (2) through an asset allocation account opened by a financial intermediary; (3) by persons repurchasing shares they redeemed within the last 60 days (see "Repurchase of Class A Shares"); (4) by employees, affiliates, and members of the immediate family, of firms that have entered into a selling agreement with the Distributor; (5) by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts ("IRAs") previously with firms that have entered into a selling agreement with the Distributor; (6) by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with firms that have entered into a selling agreement with the Distributor acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or (7) through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any or receive a reduced portion of the front-end sales charge. The Fund may also enter into waiver arrangements with various other financial intermediaries who sell Class A Shares of the Fund.

Currently the only fund offered by the Alpha Select Funds is the Fund. If additional Alpha Select funds are offered, purchases of Class A Shares of all such funds will be aggregated for purposes of determining sales charge waivers.

Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of any Alpha Select fund at net asset value per share (NAV) (without the normal front-end sales charge), equal to or less than the value of any amount of Class A Shares (for which you paid a front-end sales charge) that you redeemed within the past 60 days. NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In effect, this allows you to repurchase shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, we must receive your purchase order within 60 days of your redemption. In addition, you must notify us when you send in your purchase order that you are repurchasing shares.

Reduced Sales Charges -- Class A Shares

Rights of Accumulation. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. We will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. We will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide us with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). We may amend or terminate this right of accumulation at any time.

Letter of Intent. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. We will only consider the value of Class A Shares sold subject to a sales charge. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send us a Letter of Intent. Class A Shares purchased with dividends or distributions will not be included in the calculation. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize us to hold in escrow [5]% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege. When calculating the appropriate sales charge rate, we will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

Contingent Deferred Sales Charges -Class C Shares

If you sell your Class C Shares within the first year after your purchase, you will pay a contingent deferred sales charge equal to Class C Shares of either
(1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after we receive your sale request, whichever is less. The maximum deferred sales charge as a percentage of the net amount invested is 1.00%. The sales charge does not apply to Class C Shares you purchase through reinvestment of dividends or distributions. So you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of Class C Shares of the Fund for Class C Shares of another Alpha Select Fund. Currently, the only fund offered by Alpha Select Funds is the Fund.

The contingent deferred sales charge will be waived if you sell your Class C Shares for the following reasons: (1) to make certain withdrawals from a retirement plan (not including IRAs); (2) because of death or disability; or (3) for certain payments under the Systematic Withdrawal Plan (discussed below).

How Fund Prices are Calculated

The price per share (the offering price) will be the NAV next determined after the Fund receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge. The Fund's NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m., Eastern time.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board.

Purchasing Additional Shares

o By Mail Please send your check payable to Alpha Select Funds along with a signed letter stating the name of the Target Select Equity Fund and your account number.

o By Phone Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-888-847-7654 (option 3) and give the Fund and account number they would like to make a subsequent purchase into. They must then instruct their bank to wire the money by following the instructions listed on page 11.

Additional Information

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

Selling Alpha Select Funds

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request less, in the case of Class C Shares, any applicable deferred sales charge.

If you are a holder of Class A and/or Class C Shares, you may sell shares by following procedures established when you opened your account or accounts. If you have questions, you should call 1-888-847-7654. If you own shares through an account with a broker or other institution, you should contact that broker or institution to sell your shares. If you would like to sell $50,000 or more of your shares, you should notify us in writing and include a signature guarantee.

o By Mail If you wish to redeem shares of the Fund, you should send us a letter with your name, Fund name and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.

o By Phone When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the Alpha Select Funds by calling 1-888-847-7654 (option
     3) and informing one of our representatives.

Systematic Withdrawal Plan

If you have at least $10,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. Please call 1-888-847-7654 for information regarding banks that participate in the Systematic Withdrawal Plan.

Signature Guarantees

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a credit union, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

Redemptions in Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Receiving Your Money

Normally, the Fund will send your sale proceeds within three Business Days after they receive your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. If you recently purchased your shares by check or through ACH, proceeds from the redemption may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Exchanging Fund Shares

When you exchange shares, you are really selling your shares and buying other Alpha Select Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request. You should recognize, however, that the Alpha Select Funds currently offer no other funds.

You may exchange your shares on any Business Day by contacting the Alpha Select Funds directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

Class A Shares

You may exchange Class A Shares of the Fund for Class A Shares of any other Alpha Select Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

Class C Shares

You may exchange Class C Shares of the Fund for Class C Shares of any other Alpha Select Fund. You will not pay a contingent deferred sales charge on exchanges of Class C Shares.

Class I Shares

You may exchange Class I Shares of the Fund for Class I Shares of any other Alpha Select Fund.

Presently, only the Fund exists as a series of the Alpha Select Funds.

Other Policies

For Customers of Financial Institutions

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from us), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Fund's SAI.

Involuntary Sales of Your Shares

If your account balance drops below the required minimum of $1,000 for Class A or Class C Shares because of redemptions, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

Distribution and Shareholder Servicing of Fund Shares

SEI Investments Distribution Co. (SIDCO.) is the distributor of the Fund. SIDCO. receives no compensation for distributing the Fund's shares.

The Fund has adopted a plan for its Class C Shares that allows the Fund to pay distribution and shareholder service fees for the servicing of shareholder accounts, and the sale and distribution of its shares. In addition, the Fund has adopted a plan for its Class A and C Shares that allows the Fund to pay shareholder servicing fees for provision of a broad range of shareholder and administrative services. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For Class C Shares, the distribution fee, as adopted pursuant to Rule 12b-1, is 0.75% of the average daily net assets of the Fund. In addition, Class C Shares pay a shareholder servicing fee of 0.25% of average daily net assets.

For Class A Shares, shareholder servicing fees, as a percentage of average daily net assets, are 0.25%.

Class I Shares do not pay distribution or shareholder servicing fees.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs from dealers, which will be paid for by the Distributor. Under any such program, the Distributor may provide incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of the Fund.

Dividends and Distributions

The Fund distributes its investment income annually as a dividend to shareholders (the "Distributor"). The Fund makes distributions of capital gains, if any, at least annually.

If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Summarized below are some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Each sale or exchange of Fund shares is a taxable event.


More information about taxes is in the SAI.

Financial Highlights

The table that follows presents performance information about shares of the TIP Funds' TIP Target Select Equity Fund, the Fund's predecessor. The Fund became part of the Alpha Select Funds in _______, 2000. This information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The Financial Highlights for each period ended September 30, have been audited by Ernst & Young LLP, independent auditors whose report, along with the Fund's financial statements, appears in the TIP Funds' TIP Target Select Equity Fund annual report that accompanies our SAI. The Financial Highlights for the period ended March 31, 2000 are unaudited and appear in the TIP Funds' TIP Target Select Equity Fund semi-annual report. You can obtain the TIP Funds' TIP Target Select Equity Fund semi-annual and annual reports, which contain more performance information, at no charge by calling 1-888-847-7654.

Financial Highlights


TIP Funds


For a Share Outstanding Throughout each Period Ended September 30;


                                                                                                                     Ratio of Net
                 Net               Realized                                 Net                   Net                 Investment
                Asset      Net       and      Distributions Distributions  Asset                Assets     Ratio        Income
                Value   Investment Unrealized   from Net        from       Value                  End    of Expenses    (Loss)
              Beginning   Income   Gains on    Investment      Capital      End      Total    of Period   to Average   to Average
             of Period   (Loss)  Investments     Income         Gains   of Period  Return(1)    (000)     Net Assets   Net Assets
----------------------------------------------------------------------------------------------------------------------------------
TIP Target Select Equity Fund*

Interim       $17.17      (0.01)    11.10          --          (6.01)     $22.25    77.72%     $4,058       1.30%       (0.30)%
6-month
2000
financial
highlights
(unaudited)
1999          $10.34      (0.07)     7.80          --          (0.90)     $17.17    80.04%     $1,839       1.30%       (0.56)%

1998(2)       $10.00        --       0.35        (0.01)           --      $10.34     3.50%     $  966        1.30%**      0.02%**



                          Ratio of Net
               Ratio of    Investment
               Expenses   Income (Loss)
              to Average   to Average
              Net Assets   Net Assets     Portfolio
              (Excluding   (Excluding     Turnover
               Waivers)     Waivers)        Rate
---------------------------------------------------
TIP Target Select Equity Fund*

Interim          5.89%      (4.89)%       525.82%
6-month
2000
financial
highlights
(unaudited)
1999            10.19%      (9.45)%     1,279.40%

1998(2)         18.76%**   (17.44)%**     803.02%



* The Fund was managed by Turner Investment Partners, Inc. under a manager of managers approach and used several sub-advisers. Turner managed substantially all the assets of the Fund under this approach.

**   Annualized

(1)  Returns are for the period indicated and have not been annualized.

(2)  Commenced operations on January 1, 1998.

Amounts designated as "--" are either $0 or have been rounded to $0.

                               ALPHA SELECT FUNDS

Investment Adviser

Concentrated Capital Management
1150 First Avenue
Park View Tower, Suite 600
King of Prussia, PA 19406-2816

Investment Sub-Advisers

Evergreen Investment Management Company
200 Berkeley Street
Boston, MA 02116

Mercury Advisors
800 Scudders Mill Road
Plainsboro, NJ 08536

Turner Investment Partners, Inc.
1235 Westlakes Drive, Suite 350
Berwyn, PA 19312

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated ____, 2000, includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information, Including Responses to Shareholder Inquiries:

By Telephone: Call 1-888-847-7654

By Mail:  Write to Alpha Select Funds
P.O. Box 219805
Kansas City, Missouri 64121-6805

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports of the TIP Funds, TIP Target Select Equity Fund, the Fund's predecessor as well as other information about Alpha Select Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Alpha Select Funds' Investment Company Act registration number is 811-8104.

                               ALPHA SELECT FUNDS

                            TARGET SELECT EQUITY FUND

                               INVESTMENT ADVISER:
                         CONCENTRATED CAPITAL MANAGEMENT

                            INVESTMENT SUB-ADVISERS:
                     EVERGREEN INVESTMENT MANAGEMENT COMPANY
                                MERCURY ADVISORS
                        TURNER INVESTMENT PARTNERS, INC.




This Statement of Additional Information is not a prospectus and relates only to the Target Select Equity Fund (the "Fund"). It is intended to provide additional information regarding the activities and operations of the Alpha Select Funds (the "Trust"), and should be read in conjunction with the Fund's Prospectus dated [ ], 2000. The Prospectus may be obtained without charge by calling 1-888-847-7654.


[                             ], 2000

                                TABLE OF CONTENTS
THE TRUST....................................................................S-2

INVESTMENT OBJECTIVES........................................................S-2

INVESTMENT POLICIES..........................................................S-2

DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-3

INVESTMENT LIMITATIONS......................................................S-27

PORTFOLIO TURNOVER..........................................................S-30

THE ADVISER.................................................................S-31

THE SUB-ADVISERS............................................................S-33

THE ADMINISTRATOR...........................................................S-35

THE DISTRIBUTOR.............................................................S-36

CODE OF ETHICS..............................................................S-37

TRUSTEES AND OFFICERS OF THE TRUST..........................................S-37

COMPUTATION OF YIELD AND TOTAL RETURN.......................................S-40

PURCHASE AND REDEMPTION OF SHARES...........................................S-41

DETERMINATION OF NET ASSET VALUE............................................S-41

TAXES.......................................................................S-42

PORTFOLIO TRANSACTIONS......................................................S-45

VOTING......................................................................S-47

DESCRIPTION OF SHARES.......................................................S-48

SHAREHOLDER LIABILITY.......................................................S-48

LIMITATION OF TRUSTEES' LIABILITY...........................................S-49

INDEPENDENT AUDITORS........................................................S-49

CUSTODIAN...................................................................S-49

LEGAL COUNSEL...............................................................S-49

APPENDIX.....................................................................A-1

THE TRUST

This Statement of Additional Information relates only to Class A, Class C, and Class I shares of the Target Select Equity Fund (the "Fund"). The Fund is a non-diversified separate series of the Alpha Select Funds (the "Trust"), an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated October 25, 1993, and amended on December 10, 1998. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of that Fund represents an equal proportionate interest in that portfolio. See "Description of Shares." Currently, only the Fund exists as a portfolio of the Trust.

On [ ], 2000, the Fund acquired all the assets and liabilities of the TIP Funds' TIP Target Select Equity Fund. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Fund.

INVESTMENT OBJECTIVES

Target Select Equity Fund -- The Fund seeks long term growth of capital primarily from investment in U.S. and foreign equity securities.

INVESTMENT POLICIES

Target Select Equity Fund -- Under the general supervision of the Adviser, and for each investment strategy, the Sub-Advisers will invest in a minimum of 10 equity securities that it believes have the greatest return potential. Such a focused security-selection process permits each manager to act on only the investment ideas that they think are their strongest ones. The intent is to avoid diluting performance by owning too many securities, so that the positive contributions of winning investments will prove substantial.

The Fund is designed to provide an investment that combines the investment expertise and best investment ideas of the initial three outstanding money-management firms. The Sub-Advisers will manage a portion of the Fund's portfolio on a day-to-day basis. Assets for investment will be allocated to each Sub-Adviser by the Fund's Board of Trustees, based on the recommendation of the Adviser. The expectation is that the allocations will result in a portfolio invested in a variety of equity securities with differing capitalizations and valuations, chosen by differing investment strategies.

The Fund intends to invest primarily (and, under normal circumstances, at least 65% of its total assets) in equity securities of both U.S. and foreign issuers. Selection of equity securities will not be restricted by market capitalization, and the Fund's Sub-Advisers will employ their own proprietary investment processes in managing assets.

Assets of the Fund may also be invested in shares of other investment companies, ADRs and real estate investment trusts ("REITs"). The Fund may also invest up to 15% of its net assets in illiquid securities, invest up to 25% of its total assets in convertible securities, including convertible securities rated below investment grade, purchase unregistered securities that are eligible for re-sale pursuant to Rule 144A under the Securities Act of 1933, as amended, and purchase fixed income securities, including securities rated below investment grade. In addition, the Fund may effect short sales, purchase securities on a when-issued basis, and may enter into futures and options transactions. Debt securities rated below investment grade, i.e., rated lower than BBB by S&P and/or Baa by Moody's or unrated securities of comparable quality, are also known as "junk bonds." The maximum percentage of the Fund's assets that may be invested in securities rated below investment grade is 25%, although Fund management currently does not expect its investment in junk bonds to be significant.

Under normal circumstances, each of the Sub-Advisers may invest a portion of the assets under its management in the money market instruments described below in order to maintain liquidity, or if securities meeting the Fund's investment objective and policies are not otherwise reasonably available for purchase, provided that such instruments do not exceed 25% of the Fund's total assets. For temporary defensive purposes or during periods when the Adviser determines that market conditions warrant, each Sub-Adviser may invest up to 100% of the assets under its management in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives.

DESCRIPTION OF PERMITTED INVESTMENTS

Small and Mid-Capitalization Companies. The Fund may invest some of its assets in equity securities of small and mid-capitalization companies, which involves greater risk than is customarily associated with investments in more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In addition, these companies may be more vulnerable to adverse business or economic events than larger, more established companies. Because of these factors, the Fund believes that its shares may be suitable for investment by persons who can invest without concern for current income and who are in a financial position to assume above-average investment risk in search of above-average long-term reward. It is not intended as a complete investment program but is designed for those long-term investors who are prepared to experience above-average fluctuations in net asset value.

         While the small and mid-capitalization issuers may offer greater opportunities for capital appreciation than large capitalization issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits.

     The securities of small and mid-capitalization companies may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when in management's judgment such disposition is not desirable or to make many small sales over a lengthy period of time.

     While the process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

     Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Fund management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

     Equity securities of specific small and mid-capitalization issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small and mid-capitalization issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

     Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

Foreign Investment Risks

     Foreign Market Risk. Since the Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

     Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

     Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas while a weak U.S. dollar will increase those returns.

     European Economic and Monetary Union. For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the "Maastricht Treaty") sets out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002.Certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are listed, traded and make dividend and other payments only in euros.

     No assurance can be given that EMU will take full effect, that all of the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is possible that a significant participant could choose to abandon EMU, which would diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of the participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities that have been redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU. Gains or losses resulting from the euro conversion may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

     Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund management to completely and accurately determine a company's financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

     Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than it is in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in higher operating expense ratio for the Fund than investment companies invested only in the U.S.

     Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

     Portfolio Turnover. An annual portfolio turnover rate in excess of 100% may result from the Fund's investment strategy. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

     Convertible Securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

     The characteristics of convertible securities include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

     In analyzing convertible securities, the Investment Adviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

     Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in United States dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.

     Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

     To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

     Debt Securities. The Fund may hold convertible and nonconvertible debt securities and preferred securities. The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. In purchasing such securities, the Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

     Junk Bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

     Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

     The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

     Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations. Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

     Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

     Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

     The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

     Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

     The Fund may invest in securities that are not registered ("restricted securities") under the Securities Act. Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.

     144A Securities. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Trustees has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Board of Trustees. The Board of Trustees has adopted guidelines and delegated to the [Investment Adviser] the daily function of determining and monitoring liquidity of restricted securities. The

Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Trustees will carefully monitor the Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

     Investment Company Shares. The Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, the Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

     American Depositary Receipts ("ADRs"). The Fund may invest up to 10% of its total assets in the securities of non-U.S. issuers in the form of ADRs. ADRs are receipts issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. corporation. The Fund may invest in unsponsored ADRs.

     Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

     Real Estate Investment Trusts ("REITs"). REITs are a type of pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly or indirectly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like RICs such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by the REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code in order to avoid entity level tax and to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and failing to maintain their exemptions from registration under the Investment Company Act. REITs are also subject to changes in the Code, including changes involving their tax status.

     REITs (especially mortgage REITS) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

     When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates an account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities in an amount equal to the amount of its purchase commitments.

     There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

     Derivatives. The Fund may use instruments referred to as Derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Standard & Poor's 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

     Hedging. The Fund may use Derivatives for hedging purposes including participatory hedges. Hedging is a strategy in which a Derivative is used to offset the risk that other fund holdings may decrease in value. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced.

     The Fund may use Derivative instruments and trading strategies including the following:

     Indexed and Inverse Securities. The Fund may invest in securities the potential return of which is based on an index. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index (that is, a security the value of which will move in the opposite direction of changes to an index). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve currency risk, leverage risk and liquidity risk. The Fund may invest in indexed and inverse securities for hedging purposes only. When used for hedging purposes, indexed and inverse securities involve correlation risk.

Options on Securities and Securities Indices.

     Purchasing Put Options. The Fund may purchase put options on securities held in its portfolio or on securities or interest rate indices which are correlated with securities held in its portfolio. When the Fund purchases a put option, in consideration for an up front payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and may also involve liquidity and credit risk. The Fund will not purchase put options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Purchasing Call Options. The Fund may also purchase call options on securities it intends to purchase or securities or interest rate indices, which are correlated with the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk, and may also involve liquidity and credit risk.

     The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

     Writing Call Options. The Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When the Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.

     Writing Put Options. The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options -- for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a "spread"). Writing a put option may involve substantial leverage risk.

     The Fund is also authorized to sell put or call options in connection with closing out call or put options it has previously purchased.

     Other than with respect to closing transactions, the Fund will write only call or put options that are "covered." A call or put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in

Derivatives" below. A call option will also be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities that substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

     Types of Options. The Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.

     Futures. The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

     The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

     The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

     The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying asset is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

     Swaps. The Fund is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

     The Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund's net assets.

     Swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. The Fund will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its obligations to the counterparty. The Fund, however, will deposit in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement.

     In a typical cap or floor agreement, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. In swap agreements, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investment and their share price and yield.

Foreign Exchange Transactions.

     The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

     Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a forward foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction at a future date or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

     Currency Futures. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" above. Currency futures involve substantial currency risk, and also involve leverage risk.

     Currency Options. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

     Limitations on Currency Hedging. The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a

"cross-hedge"). The Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

     Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and decrease its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

     It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging.

Risk Factors in Derivatives

     Derivatives are volatile and involve significant risks, including:

     o Credit risk -- the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

     o Currency risk -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

     o Leverage risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

     o Liquidity risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

     Use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

     The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

     Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a marked-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

     Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

     Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

     Securities Lending. The Fund may lend securities with a value not exceeding 33 1/3 % of its total assets to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund typically receives the income on both the loaned securities and the collateral and thereby increases its yield. In certain circumstances, the Fund may receive a flat fee for its loans. Such loans are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

     Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This insulates the Fund from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days (together with other illiquid securities). Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. The Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of proceeds involves leverage. The Fund will enter into a reverse repurchase agreement for leveraging purposes only when the Investment Adviser believes that the interest income to be earned from the investment of the proceeds or the gain for the security to be obtained by effecting the transaction would be greater than the interest expense of the transaction. The Fund also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of the Fund's securities is considered to be disadvantageous.

     Borrowing and Leverage. The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses of the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

     Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it maybe disadvantageous to do so.

     The Fund at times may borrow, including from affiliates, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

     Warrants. The Fund may invest in warrants, which are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

     Global Depository Receipts ("GDRs"). GDRs are issued globally and evidence a similar ownership interest in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are designed for trading in non-U.S. securities markets. GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security.

     Money Market Instruments. Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

     Asset-Backed Securities. Asset-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying assets (such as credit card receivables) are passed through to the Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by the Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a longer term security. Since longer term securities generally fluctuate more widely in response to changes in interest rates than shorter term securities, maturity extension risk could increase the inherent volatility of the Fund.

     Mortgage-Related Securities. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

     To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund.

     Obligations of Supranational Entities. Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stock holders" usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

     Receipts. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accredited over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

     Rights. Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

     Short-Term Obligations. Commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations.

     U.S. Government Securities. U.S. Government securities in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, including GNMA, Fannie Mae, FHLMC, Federal Farm Credit Bank, Farm Credit System Financial Assistance Corporation, Federal Home Loan Banks, Financing Corporation, Federal Home Loan Bank, Maritime Administration, Resolution Funding Corporation, Small Business Administration (SBA loan pools and the guaranteed portions of single loan sales), Student Loan Marketing Association and Washington Metropolitan Area Transit Authority. Direct obligations of the U.S. Treasury include a variety of securities that differ primarily in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund will not invest in obligations issued by an instrumentality of the U.S. Government unless the Investment Adviser determines that the instrumentality's credit risk makes its securities suitable for investment by the Fund.

     U.S. Treasury Obligations. U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

     Variable and Floating Rate Instruments. Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

     Yankee Obligations. Yankee Obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue under Rule 144A under the Securities Act of 1933. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

     The Yankee obligations selected for the Fund will adhere to the same quality standards as those utilized or the selection of domestic debt obligations.

     Zero Coupon Securities. STRIPS and Receipts (TRs, TIGRs, LYONS and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accredited over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes that are non-zero coupon securities with similar maturity and credit qualities. The Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy income distribution requirements. The Fund accrues income with respect to the securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

     Corporate Zero Coupon Securities - Corporate zero coupon securities are:
(i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

     Suitability. The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser, the Sub-Advisers and their affiliates. The Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks associated with investing in equity securities, including the risk of loss of principal.

     Other Special Considerations. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. Short-term investments and temporary defensive positions may limit the potential for growth in the value of shares of the Fund.

Non-Diversification

The Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. Although the Adviser and the Sub-Advisers generally do not intend to invest more than 5% of the Fund's assets in any single issuer (with the exception of securities which are issued or guaranteed by a national government), as a non-diversified investment company, it may make more investments of that type than a diversified investment company is permitted to make, and the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that the Fund be diversified (i.e., not invest more than 5% of its assets in the securities in any one issuer) as to 50% of its assets.


INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations (and those set forth in the Prospectus) are fundamental policies of each Fund which cannot be changed with respect to the Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

     1. Make any investment inconsistent with the diversification requirement under the Code necessary to qualify as a regulated investment company.

     2. Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

     3. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

     4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein (including real estate investment trusts).

     5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

     6. Issue senior securities to the extent such issuance would violate applicable law.

     7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3 % of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

     8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act, in selling portfolio securities.

     9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     For purposes of fundamental investment policy (2), "industry: is determined by reference to the Standard Industrial Classification ("SIC") codes, as defined by the Department of Commerce and published by the Securities and Exchange Commission (and as amended from time to time). Each defined SIC code is identified by a four-digit number. For purposes of this investment policy, companies are considered to be in the same industry if they have the same four-digit SIC code.

     In addition, although the Fund is classified as a non-diversified fund under the Investment Company Act and is not subject to the diversification requirements of the Investment Company Act, the Fund is required to comply with certain requirements under the Code.

     In addition, the Trust has adopted non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval. Under the non fundamental restrictions, the Fund may not:

     a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

     b. Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Trustees of the Trust have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Trustees of the Trust are not subject to the limitations set forth in this investment restriction.

     c. Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

     d. Lend its portfolio securities, if, as a result, more than 33% of its total assets would be lent to other parties.

     If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     The staff of the Commission has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Trust has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Fund or Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Trustees without the approval of the shareholders. However, the Trustees will not change or modify this policy prior to the change or modification by the Commission staff of its position.

     Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their trustees, directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

Portfolio Turnover

     The fund will effect portfolio transactions without regard to holding period only if, in its management's judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general marker, economic of financial conditions. As a result of the Fund's investment policies, under certain market conditions, the Fund's portfolio turnover may be higher than that of other investment companies. Accordingly, it is impossible to predict portfolio turnover rates.

     The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in correspondingly higher brokerage commission expenses and may also result in negative tax consequences, such as an increase in capital gains dividends or in ordinary income dividends.

     For the fiscal years ended September 30, 1998, and 1999 the portfolio turnover rates of the Fund's predecessor, the TIP Funds' TIP Target Select Equity Fund, were 803.02% and 1,279.4%, respectively.


THE ADVISER

The Trust and Concentrated Capital Management (the "Adviser"), have entered into an advisory agreement (the "Advisory Agreement"). Concentrated Capital Management, LP is a professional investment management firm founded on May 19, 2000. Greg Berlacher is the Chairman and a shareholder of the Adviser. Under the Advisory Agreement, the Adviser continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Board of Trustees of the Trust (the "Trustees"). The Adviser makes recommendations to the Trustees with respect to the appropriate allocation of assets to each of the Fund's Sub-Advisers. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement as to the Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

The Adviser's investment advisory fee may be adjusted based on the Fund's total return performance as compared to the Fund's benchmark, the Russell 3000 Index. Under the schedule set forth below, the Adviser's base advisory fee for the Fund will be increased or decreased if the Fund outperforms or under performs its stated benchmark. The Fund will pay the Adviser its base fee on a monthly basis. The Adviser pays the

Sub-Advisers (quarterly) out of the advisory fees it receives from the Fund. Commencing one year from the Funds beginning of operations, the Adviser's fee will be paid by including an increase or decrease in the basic fee based on the Fund's performance.

For purposes of the performance adjustments, the investment performance of the Fund for any period is expressed as a percentage of the Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of
(i) the change in the Fund's net asset value per share during the period; (ii) the value of the Fund's cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains. The investment record for a specific index is expressed as a percentage of the starting level of that index at the beginning of the period, as modified by the change in the level of the index during the period and by the value computed consistently with the index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the index.

--------------------------------------------------------------------------------

                                                    Advisory Fee
                  Fund Name
                                 -----------------------------------------------
                                        Low              Base          High
--------------------------------------------------------------------------------
Target Select Equity                  0.9125%          1.0625%       1.2125%
--------------------------------------------------------------------------------

For fiscal years ended September 30, 1998 and 1999, the Turner Investment Partners, Inc. (adviser to the Fund's predecessor, the TIP Funds' TIP Target Select Equity Fund) reimbursed advisory fees of $47,875 and $104,563, respectively, and waived advisory fees of $6,656 and $13,999, respectively. Expenses were voluntarily reimbursed and fees were voluntarily waived in order to keep total operating expenses of the TIP Funds Target Select Equity Fund from exceeding _______.

Special Considerations Regarding the Multi-Adviser Approach

The Adviser oversees the portfolio management services provided to the Fund by each of its Sub-Advisers. Subject to the review of the Trustees, the Adviser monitors each Sub-Adviser to assure that the Sub-Adviser is managing its segment of the Fund consistently with the Fund's investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in Subchapter M of the Code. The Adviser also provides the Fund with certain administrative services, including maintenance of certain Fund records and assistance in the preparation of the Fund's registration statement under federal and state laws. Because each Sub-Adviser will be managing its segment of the Fund independently from the other Sub-Advisers, the same security may be held in two different segments of the Fund, or may be acquired for one segment of the Fund at a time when the Sub-Adviser of another segment deems it appropriate to dispose of the security from that other segment. Similarly, under some market conditions, one or more of the Sub-Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity markets is appropriate for their segments of the Fund. Because each Sub-Adviser directs the trading for its own segment of the Fund, and does not aggregate its transactions with those of the other Sub-Advisers, the Fund may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Fund.

Because each segment of the Fund may perform differently from the other segments depending upon the investment style employed, the investments held and changing market conditions, one segment may be larger or smaller at various times than the other segments. Periodically, capital activity will be apportioned to preserve the initial allocation designated for each segment's investment style. However, the Adviser may, subject to review by the Trustees, allocate new investment capital differently. This action may be necessary, if for example, a Sub-Adviser determined that it desires no additional investment capital for a segment or if an investment style becomes out of favor or more profitable than other investment styles.

Manager of Managers Option

The Trust may, in the future, seek to achieve its investment objective by using a "manager of managers" structure. Under a manager of managers structure, Concentrated Capital Management would act as investment adviser in much the same way as is currently contemplated. However, as manager of managers, the Adviser would be permitted, subject to direction from and oversight by the Board of Trustees, to allocate and reallocate the Fund's assets among sub-advisers, and to recommend that the Board of Trustees hire, terminate or replace sub-advisers without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisers for the Fund, the Fund anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies.

Before it can operate using a manager of managers structure, the Trust and the Adviser will have to obtain exemptive relief from the SEC to permit such an arrangement. The Trust has requested this relief from the SEC. There is no assurance that such an order will be granted by the SEC. The initial shareholder of the Fund voted to vest authority to implement a manager of managers structure with the Trustees, and such a structure may be adopted without shareholder approval. However, shareholders of the Fund will be given at least 30 days' prior written notice of any such change, and any such change would only be made if the Trustees determine that it would be in the best interests of the Fund and its shareholders. In making that determination, the Trustees will consider, among other factors, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies.

THE SUB-ADVISERS

The Sub-Advisory Agreements provide that a Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

After the first two years, the continuance of each Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of the Fund or by the

Trustees, and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Sub-Adviser on 90 days' written notice to the Trust.

The Fund currently has three Sub-Advisers -- Evergreen Asset Management, Mercury Advisors, and Turner Investment Partners, Inc. (each a "Sub-Adviser" and collectively, the "Sub-Advisers").

EVERGREEN INVESTMENT MANAGEMENT COMPANY -- Evergreen Investment Management Company ("Evergreen"), 200 Berkeley Street, Charlotte, North Carolina, serves as a Sub-Adviser for a portion of the assets of the Fund. As of May 31, 2000, Evergreen had over $11.7 billion in client assets under management.

MERCURY ADVISORS -- Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury Advisors"), 800 Scudders Mill Road, Plainsboro, New Jersey serves as a Sub-Adviser for a portion of the assets of the Fund. As of May 31, 2000, Mercury had over $556 billion in client assets under management.

TURNER INVESTMENT PARTNERS, INC.-- Turner Investment Partners, Inc. ("Turner"), 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania serves as a Sub-Adviser for a portion of the assets of the Fund. As of May 31, 2000, Turner had $8 billion in client assets under management.

Each Sub-Adviser will manage a portion of the Fund's assets, which allocation is determined by the Trustees upon the recommendation of the Adviser. Each Sub-Adviser makes the investment decisions for the assets of the Fund allocated to it, and continuously reviews, supervises and administers a separate investment program, subject to the supervision of, and policies established by, the Trustees. For its services, each of the Sub-Advisers is entitled to receive a base fee from Concentrated Capital Management, which is calculated daily and paid quarterly, at an annual rate of 0.65% for Turner, 0.65% for Evergreen, and 1.00% and 0.75% for the two segments, respectively, of the fund that Mercury Advisors will manage of the average daily net assets of the Fund allocated to it. For its services as Adviser to the Fund, CCM is entitled to receive base investment advisory fees of 1.0625%. This fee may be higher or lower depending on the Fund's performance relative to a benchmark. Currently, the Adviser and each Sub-Adviser has been allocated assets in the range of 15-35% of the Fund's total assets.

In addition, the Adviser may, at its discretion, contribute to a bonus pool out of the revenues it receives as investment adviser to the Fund. This bonus pool may be used to provide additional compensation to a Sub-Adviser that outperforms the benchmark index designated for a particular investment style. The Adviser may discontinue these arrangements at any time.

For the fiscal year ended September 30, 1999, Clover Capital Management, Inc. and Penn Capital Management Company, Inc. (sub-advisers to the Fund's predecessor, the TIP Funds' TIP Target

Select Equity Fund) received net advisory fees of 0%.

For purposes of the performance adjustments, the investment performance of the Fund for any period is expressed as a percentage of the Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of
(i) the change in the Fund's net asset value per share during the period; (ii) the value of the Fund's cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains. The investment record for a specific index is expressed as a percentage of the starting level of that index at the beginning of the period, as modified by the change in the level of the index during the period and by the value computed consistently with the index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the index.

THE ADMINISTRATOR

The Trust and SEI Investments Fund Resources (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three (3) years after the effective date of the agreement and shall continue in effect for successive periods of three (3) years unless terminated by either party on not less than 90 days' prior written notice to the other party.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II.

For the fiscal years ended September 30, 1998 and 1999, the Fund's predecessor, the TIP Funds' TIP Target Select Equity Fund paid SIMC administration fees of $0 and $85,433, respectively.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Fund. The Distributor receives no compensation for distribution of shares of the Fund.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for its Class C Shares.

The distribution plan for Class C shares provides for payments to the Distributor at an annual rate of .75% of the Fund's average daily net assets. These payments are characterized as "Compensation," and are not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may, therefore, be higher or lower than its actual expenses. These payments may be used to compensate the Distributor for its services in connection with distribution assistance or provision of shareholder services, and some or all of it may be used to pay financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. If the Distributor's expenses are less than its fee under a plan, the Trust will still pay the full fee and the Distributor will realize a profit, but the Trust will not be obligated to pay in excess of the full fee, even if the Distributor's actual expenses are higher.

The Trust has adopted a shareholder servicing plan for its Class A and Class C Shares.

Under the shareholder service plan applicable to Class A and Class C, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. Under such arrangements, the Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties. In addition, the Fund may pay the Distributor a fee at a negotiated rate of up to .25% annually of the average daily net assets of the Fund attributable to Class A or Class C shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services, including: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided for investments; changing dividend options; account designations and addresses; providing sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. In addition, the Investment Adviser, Sub-Advisers and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Trust pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and distributed by SEI Investments Distribution Co.

ROBERT E. TURNER (DOB 11/26/56) - Trustee* - Chairman and Chief Investment Officer of Turner Investment Partners, Inc. since 1990.

ALFRED C. SALVATO (DOB 01/09/58) - Trustee** - Treasurer, Thomas Jefferson University, since 1995, and Assistant Treasurer, 1988-1995.

RONALD FILANTE (DOB 11/19/45) - Trustee** - Associate Professor of Finance, Pace University, since 1987.

KATHERINE GRISWOLD (DOB 10/28/56) - Trustee** - Director of Benefits Trusts, Southern New England Telephone Company since 1993.

STEPHEN J. KNEELEY (DOB 02/09/63) - Vice President and Assistant Secretary - Chief Operating Officer of Turner Investment Partners, Inc., since 1990.

TODD B. CIPPERMAN (DOB 02/14/66) - Vice President and Assistant Secretary - Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

JAMES R. FOGGO (DOB 06/30/64) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI Investments since January 1998. Vice President and Secretary of the Adviser, Administrator and Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

JANET RADER ROTE (DOB 08/24/60) - Vice President and Assistant Secretary - Director of Compliance of Turner Investment Partners, Inc., since 1992.

TIMOTHY D. BARTO (DOB 3/28/68) - Vice President and Assistant Secretary - Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Adviser, Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (1997-1999). Associate at Richter, Miller & Finn (1994-1997).

CHRISTINE M. MCCULLOUGH (DOB 12/2/60) - Vice President and Assistant Secretary-Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Adviser, Administrator, and Distributor since December 1999. Associate at White and Williams LLP (1991-1999). Associate at Montgomery, McCracken, Walker & Rhoads (1990-1991).

LYDIA A. GAVALIS (DOB 06/05/64) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange from 1989-1998.

ROBERT DELLACROCE (DOB 12/17/63) - Controller and Chief Accounting Officer - Director, Funds Administration and Accounting - Director, Funds Administration and Accounting of SEI since 1994.

JAMES W. JENNINGS (DOB 01/15/37) - Secretary - 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, the Adviser, the Administrator and Distributor.

JOHN H. GRADY, JR. (DOB 06/01/61) - Assistant Secretary - 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, the Adviser, the Administrator and the Distributor.


The following table exhibits Trustee compensation for the fiscal year ended September 30, 1999.

-------------------------------------------------------------------------------------------------------------
Name of Person,        Aggregate             Pension or            Estimated Annual    Total Compensation
Position               Compensation From     Retirement Benefits   Benefits Upon       From Registrant and
                       Registrant for the    Accrued as Part of    Retirement          Fund Complex Paid to
                       Fiscal Year Ended     Fund Expenses                             Trustees for the
                       September 30, 1999                                              Fiscal Year Ended
                                                                                       September 30, 1999
-------------------------------------------------------------------------------------------------------------
Robert Turner*                  $0                    N/A                   N/A        $0 for service on
                                                                                       two Boards
-------------------------------------------------------------------------------------------------------------
Ronald Filante**                $______               N/A                   N/A         $_____ for service
                                                                                       on one Board
-------------------------------------------------------------------------------------------------------------
Katherine Griswold**            $______               N/A                   N/A         $_____ for service
                                                                                       on one Board
-------------------------------------------------------------------------------------------------------------
Alfred Salvato**                $______               N/A                   N/A         $_____ for service
                                                                                       on two Boards
-------------------------------------------------------------------------------------------------------------


 * Mr. Turner is a Trustee who may be deemed to be an "interested person" of the Trust as the term is defined in the 1940 Act.
**   Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays fees only to the non-interested Trustees of the Trust. Compensation of Officers and interested Trustees of the Trust is paid by the Adviser or the Administrator.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Fund. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)(6) - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

Based on the foregoing, the 30-day yield for Class I shares of the Fund's predecessor, the TIP Funds TIP Target Select Equity Fund for the 30-day period ended September 30, 1999 was 0.00%.

The total return of the Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)(n) = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

Based on the foregoing, the average annual total return for Class I shares of the Fund's predecessor, the TIP Funds TIP Target Select Equity Fund, from inception through September 30, 1999, and for the one year period ended September 30, 1999, were 80.04%, and 42.77%, respectively.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through DST, 330 West 9th Street, Kansas City, Missouri 64105, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of the Fund are valued by the Administrator. The Administrator may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Corporate debt securities and mortgage-related securities held by the Fund are valued on the basis of valuations provided by dealers in those instruments or by an independent pricing service, approved by the Trustees. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Fund is generally valued at the last bid price. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Trustees.

If any securities held by the Fund are restricted as to resale or do not have readily available market quotations, the Adviser determines their fair value for purposes of determining market-based value, following procedures approved by the Trustees. The Trustees periodically review such procedures. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument.

All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

TAXES

The following is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

Federal Income Tax

The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not discussed in the Fund's Prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, the Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus

90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuer.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

The Fund intends to make sufficient distributions to avoid liability for the federal excise tax. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Investment Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.

Any gain or loss recognized on a sale, exchange or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.

In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to the Fund that such shareholder is not subject to backup withholding.

The Fund's transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

If the Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions will generally be eligible for the corporate dividends-received deduction.

The Fund may, in certain circumstances involving tax-free reorganizations, accept securities that are appropriate investments as payment for Fund shares (an "In-Kind Purchase"). An In-Kind Purchase may result in adverse tax consequences under certain circumstances to either the investors transferring securities for shares ("In-Kind Investors") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result of an In-Kind Purchase, the Fund may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an In-Kind Purchase, the amount of the gain would be taxable to new shareholders as well as to In-Kind Investors. The effect of this for new shareholders would be to tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on In-Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Fund acquires securities having an unrealized capital loss. In that case, In-Kind Investors will be unable to utilize the loss to offset gains, but, because an In-Kind Purchase will not result in any gains, the inability of In-Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Fund, new shareholders may benefit by any reduction in net tax liability attributable to the losses. The Adviser cannot predict whether securities acquired in any In-Kind Purchase will have unrealized gains or losses on the date of the In-Kind Purchase. Consistent with its duties as investment adviser, the Adviser will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Fund.

The Fund may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

State Taxes

The Fund is not is liable for any income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

Under the general supervision of the Adviser, the Sub-Advisers are authorized to select brokers and dealers to effect securities transactions for the Fund. The Sub-Advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Sub-Advisers seek to select brokers or dealers that offer the Fund best price and execution or other services which are of benefit to the Fund.

Purchases of portfolio securities for the Fund may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a commission paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Sub-Advisers will use their best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available and the transaction involves a brokerage commission, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Sub-Advisers or their affiliates that they may lawfully and appropriately use in their investment advisory capacity for the Fund and for other accounts, as well as provide other services in addition to execution services. The Sub-Advisers consider such information, which is in addition to, and not in lieu of, the services required to be performed by their under the agreements, to be useful in varying degrees, but of indeterminable value. The Adviser and Sub-Advisers anticipate that these opportunities will arise infrequently if at all.

The placement of portfolio transactions with broker-dealers who sell shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Trust's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Sub-Advisers may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute their portfolio transactions.

While the Fund's general policy is to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research and statistical services to the Fund or to the Sub-Advisers, even if the specific services were not imputed just to the Fund and may be lawfully and appropriately used by Sub-Advisers in advising other clients. The Sub-Advisers consider such information, which is in addition to, and not in lieu of, the services required to be performed by their under the agreements, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Fund and the Sub-Advisers to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the Fund or assist the Sub-Advisers in carrying out their responsibilities to the Fund. The standard of reasonableness is to be measured in light of the Sub-Advisers and their overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts of the Sub-Advisers. Nevertheless, it is possible that at times the same securities will be acceptable for the Fund and for one or more of such client accounts. To the extent any of these client accounts and the Fund seeks to acquire the same security at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Sub-Advisers, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors deemed relevant by the Sub-Advisers. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better trade execution for the Fund.

The Fund may use the Distributor and other affiliated brokers as a broker to execute portfolio transactions. In accordance with the Investment Company Act, the Trust has adopted certain procedures which are designed to provide that commissions payable to affiliated brokers are reasonable and fair as compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on securities or options exchanges during a comparable period of time. The Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on each transaction. However, consideration is regularly given to information concerning the prevailing level of commissions charged on comparable transactions by other qualified brokers. The Board of Trustees reviews the procedures adopted by the Trust with respect to the payment of brokerage commissions at least annually to ensure their continuing appropriateness, and determines, on at least a quarterly basis, that all such transactions during the preceding quarter were effected in compliance with such procedures.

Depending on the Sub-Advisers' view of market conditions, the Fund may or may not purchase debt securities with the expectation of holding them to maturity. The Fund may, however, sell securities prior to maturity to meet redemptions or as a result of a revised evaluation of market conditions or of the issuer.

For the fiscal years ended September 30, 1998 and 1999 the portfolio turnover rates of the Fund's predecessor, the TIP Funds' TIP Target Select Equity Fund, were 803.02% and 1,279.40%, respectively.

For the fiscal years ended September 30, 1998 and 1999, the Fund's predecessor, the TIP Funds' TIP Target Select Equity Fund, paid brokerage commissions of $13,856 and $28,450, respectively.

VOTING

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by the Fund have no preemptive, conversion, or subscription rights. The whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Currently, only the Fund exists as a portfolio of the Trust. However, if additional portfolios are added, each fund, as a separate series of the Trust, will vote separately on matters affecting only that fund. Voting rights are not cumulative. Shareholders of each Class of the Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (1) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of the Fund. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

The Class I Shares have no 12b-1 plan and no sales charges. Class A Shares are identical to Class I Shares, except that Class A Shares have a shareholder servicing plan and a front-end sales charge. Class C Shares are identical to Class I Shares, except that Class C Shares have a Rule 12b-1 plan, a shareholder service plan and a contingent-deferred sales charge.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Delaware business trust." The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

INDEPENDENT AUDITORS

Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent auditors to the Trust.

CUSTODIAN

First Union National Bank, an affiliate of Evergreen, located at Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

                                    APPENDIX

                      DESCRIPTION OF CORPORATE BOND RATINGS


DESCRIPTION OF MOODY'S LONG-TERM RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS

Investment Grade

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI Debt rated 'CI' is reserved for income bonds on which no interest is being paid.

D Debt is rated 'D' when the issue is in payment default, or the obligor has filed for bankruptcy. The 'D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

DESCRIPTION OF DUFF & PHELPS' LONG-TERM DEBT RATINGS

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+     High credit quality. Protection factors are strong. Risk is modest but
AA-     may vary slightly from time to time because of economic conditions.

A+      Protection factors are average but adequate. However, risk factors are
A-      more variable and greater in periods of economic stress.

BBB+    Below average protection factors but still considered sufficient for
BBB- prudent investment.Considerable variability in risk during economic cycles.

BB+     Below investment grade but deemed likely to meet obligations when due.
BB      Present or prospective financial protection factors fluctuate according
BB- to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+      Below investment grade and possessing risk that obligations will not be
B       met when due.
B- Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP      Preferred stock with dividend arrearages.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

Investment Grade Bond

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative grade bond

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C        Bonds are in imminent default in payment of interest or principal.

DDD, DD,
and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

DESCRIPTION OF IBCA'S LONG-TERM RATINGS

AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

A        Obligations for which there is a low expectation of investment risk.
         Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

B Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

CCC Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

CC Obligations which are highly speculative or which have a high risk of default.

C        Obligations which are currently in default.

DESCRIPTION OF THOMSON BANKWATCH'S LONG-TERM DEBT RATINGS

Investment Grade

AAA The highest category; indicates that the ability to repay principal and interest on a timely basis is very high.

AA The second-highest category; indicates a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Non-Investment Grade

BB While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

CCC Issues rated "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC "CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

D        Default

            Annual
            Report
SEPTEMBER 30, 1999


                                [TIP FUNDS LOGO OMITTED]


-------------------------------------------------------------------------------
                          TIP Target Select Equity Fund
-------------------------------------------------------------------------------

CONTENTS
--------------------------------------------------------------------------------

 2  Total Returns and Fund Investment Objective
 3  Letter to Shareholders
 7  Schedule of Investments
13  Notes to Financial Statements
16  Report of Independent Auditors
17  Notice to Shareholders


TIP FUNDS
--------------------------------------------------------------------------------

     The TIP Funds offer the TIP Target Select Equity Fund, a no-load mutual fund for individual and institutional investors. The minimum initial investment in the TIP Target Select Equity Fund for regular accounts is $2,500 and $2,000 for individual retirement accounts. The minimum amount for subsequent investments is $500.

     Turner Investment Partners, Inc., based in Berwyn, Pennsylvania, serves as the investment adviser to the fund. The firm, founded in 1990, invests in equity, fixed-income, and balanced portfolios on behalf of individuals and institutions.

     Along with Turner, Chartwell Investment Partners, Clover Capital Management Company, Inc., and Penn Capital Management Company, Inc. currently serve as subadvisers to the TIP Target Select Equity Fund.

     Chartwell Investment Partners, based in Berwyn, Pennsylvania, was founded in 1997. A team of investment professionals manages the portion of the fund's assets allocated to Chartwell.

     Clover Capital Management, based in Pittsford, New York, was founded in 1984. Michael Edward Jones, managing director and one of the firm's founders, will manage the portion of the fund's assets entrusted to Clover. As of September 30, 1999, Clover is not managing any assets of the fund.

     Penn Capital Management Company, based in Cherry Hill, New Jersey, was founded in 1987. The firm was founded by Richard A. Hocker, who is the chief investment officer and the portfolio manager of the portion of the fund's assets managed by Penn Capital.


SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     The TIP Funds shareholders receive annual and semiannual reports and monthly account statements. Shareholders who have questions about their accounts may call a toll-free telephone number, 1-800-224-6312. Or they may write to TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141.

TOTAL RETURNS*
--------------------------------------------------------------------------------

Periods ended September 30, 1999

                                                                                            Annualized
                                                                       One-Year              Inception
                                                                        Return               to Date**
                                                                       --------             ----------
TIP Target Select Equity Fund                                            80.04%               42.77%
S&P 500 Composite Index                                                  27.80                18.95
Lipper Multi-Cap Growth Funds Classification                             41.46                23.48



*Past performance cannot guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The inception date for the TIP Target Select Equity Fund is January 1, 1998.


FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     The TIP Target Select Equity Fund seeks long-term growth of capital. It invests primarily in U.S. stocks. Each investment firm chosen to manage assets in the fund invests in a maximum of 20 stocks and as few as 10 stocks that it believes have the greatest return potential. Such a focused stock-selection process permits the firms to act on only the investment ideas that they think are the strongest. In the process, the fund provides two levels of diversification: diversification in total holdings and diversification in investment styles.

TO OUR SHAREHOLDERS:
--------------------------------------------------------------------------------

The fiscal year ended September 30, 1999 was a very good one for the TIP Target Select Equity Fund, which produced a total return of 80.04%. By comparison, the S&P 500 Index recorded a total return of 27.80%. All three components of the fund performed well, led by the growth-oriented style of Turner Investment Partners.

     The fiscal year began with a crisis in the global markets, as currency meltdowns in several emerging nations threatened to spread to the economies of their larger trading partners. However, strong and timely action by the Federal Reserve Board helped restore confidence to the domestic markets - which in turn helped to calm the waters globally.

     By December, 1998, the U.S. equity markets had regained much of what they had lost during the fall. However, many large-cap issues continued to suffer from the realities of lower earnings due to declines in key international markets.

     Partly because of these realities, market leadership shifted somewhat over the course of the year. For a brief time, cyclical industries such as basic materials, enjoyed their day in the sun after years of neglect. This contrarian rally was inspired by modest rises in the prices of certain commodities, and by price-earnings ratios that appeared positively quaint in today's environment. However, most of these stocks soon moved back into the shade after investors recognized that growth, not value, would remain the theme of this historic era.

     The year also witnessed a more convincing rally among many smaller-cap growth issues, whose attributes had too long been ignored. Many of these issues share the characteristics of their larger counterparts, including dynamic earnings growth, innovative products/services, and solid franchises. And since the small- and mid-cap growth sectors represent a large component of our fund, we are pleased to note that the resurgence in these issues has continued to build.

Seeking the "best of the best."

     Through the multi-manager approach of the TIP Target Select Equity Fund, we benefit from the perspectives and skills of three outstanding investment firms:
Turner Investment Partners, Chartwell Investment Partners, and Penn Capital Management Company.

Each firm is asked to select the most promising securities on their respective radar screens for inclusion in the portfolio, in an effort to represent the "best of the best" in each style. The following are brief summaries of our managers' accomplishments for the year:

Turner Investment Partners

     Turner Investment Partners continued to focus on growth stocks, with particular concentration on technology-oriented issues. The Turner portfolio is eclectic in nature, with a broad mixture of sectors and capitalization levels, and turns over frequently in response to market conditions.

     Turner's performance was enhanced by timely moves into Internet-related issues near the bottom of a mid-year cycle. From that bottom, these issues, which included America Online and Yahoo, appreciated substantially for the remainder of the fiscal year. Turner also took advantage of the increased market interest in telecommunications issues such as Qwest Communications, Level 3 Communications, and several telecom equipment providers.

Chartwell Investment Partners

     Chartwell continued to employ a strategy of investing in companies that can generate predictable earnings growth over the next 12 months; that can realize improvements in their fundamentals through new management, product innovation, turnaround strategies, or accelerated growth; and that can produce good returns on capital.

     In fiscal 1999, this strategy led Chartwell to invest in value-oriented issues within the financial services, basic materials, and capital goods sectors. Its best-performing stocks for the year included Canadian telecommunications holding company BCE, Midwestern utility company Illinova, specialty retailer The Limited, and medical instruments and supplies manufacturer Baxter International.

Penn Capital Management Company

     While Penn Capital Management Company employs a value-style investment approach, it has managed to find companies that are not only undervalued, but also fast-growing. As a result, the firm recorded outstanding results for the fiscal year.

     For example, Penn Capital identified two overlooked Canadian cell phone companies, Clearnet Communications and Microcell Telecommunications, that delivered huge gains for the year. In addition, their investment in Pegasus Communication, a leading provider of DirectTV satellite broadcast services to rural markets, performed extremely well.

     Penn Capital also benefited from takeovers of two portfolio holdings, International Comfort Products and Unilab Corporation. And it even enjoyed strong gains in more traditional value sectors such as energy, thanks to a substantial increase in oil prices during 1999.

Beyond Y2K, a healthy outlook.

     Looking ahead, we believe that the long-term bull market is still solidly intact, and that growth issues will continue to lead the way in the new millennium. In fact, we expect a resurgence of many technology issues once concerns over the so-called "Y2K" bug have become history. Over the past few years, companies have had to invest billions of dollars in repairing old software, drawing capital away from more forward-looking technology expenditures.

     We believe the TIP Target Select Fund is well positioned to take advantage of the market's future direction, with solid representation by both growth- and value- oriented issues.

     Further, we believe we have an outstanding group of investment teams to identify some of the best opportunities from the various segments of the market. Our teams are excited to be part of a fund with so many strong assets - both financial and human - and to be involved in a market of such historic dimensions. And we feel privileged to be employing our skills on behalf of you, our growing family of investors. We thank you for your continued confidence, and will do all we can to continue earning that confidence in the years ahead.



/s/ Robert E. Turner
---------------------
Robert E. Turner
Chairman and Chief Investment Officer
Turner Investment Partners, Inc.



/s/ Richard A. Hocker
---------------------
Richard A. Hocker
Portfolio Manager
Penn Capital Management Company, Inc.



/s/ Harold A. Ofstie
--------------------
Harold A. Ofstie
Portfolio Manager
Chartwell Investment Partners

        Comparison of Change in the Value of a $10,000 Investment in the
                    TIP Target Select Equity Fund, versus the
               S&P 500 Composite Index, and the Russell 3000 Index


              In the printed version of the document, a line graph
                appears which depicts the following plot points:

         Target   S&P      Russell
12/31/97 10000    10000    10000
Sep 98   10350    10603    10222
Sep 99   18634    13550    12912


   One      Annualized
   Year    Inception to
  Return       Date
  80.04%    42.77%(1)



These figures represent past performance. Past performance is no guarantee of future results.The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(1)  The TIP Target Select Equity Fund began operations on January 1, 1998.

Schedule of Investments                                               TIP Funds
September 30, 1999


                                                 Market
TIP TARGET SELECT                                 Value
EQUITY FUND                         Shares        (000)
---------------------------------------------------------

Common Stocks (97.9%)
Aerospace & Defense (1.4%)
   BE Aerospace*                     2,195     $    26
                                               -------
Apparel/Textiles (3.5%)
   Dan River, Cl A*                  6,970          45
   Pillowtex                         2,660          20
                                               -------
                                                    65
                                               -------
Automotive & Truck Parts (1.4%)
   Exide                             2,600          25
                                               -------
Banks (2.0%)
   Seacoast Banking of Florida, Cl A   500          15
   U.S. Bancorp                        370          11
   Wells Fargo                         280          11
                                               -------
                                                    37
                                               -------
Broadcasting, Newspapers &
   Advertising (2.8%)
   Pegasus Communications*           1,125          51
                                               -------
Casinos & Gaming (0.5%)
   Starwood Hotels and Resorts
     Worldwide                         440          10
                                               -------
Chemicals (0.7%)
   Rohm & Haas                         330          12
                                               -------
Communications Equipment (8.0%)
   Ciena*                            1,150          42
   Nokia                               525          47
   Scientific-Atlanta                1,180          58
                                               -------
                                                   147
                                               -------
Computers & Services (2.5%)
   Cisco Systems*                      665          46
                                               -------
Drugs (1.3%)
   Rexall Sundown*                     850          10
   Warner Lambert                      210          14
                                               -------
                                                    24
                                               -------
Electrical Services (1.3%)
   Illinova                            445          12
   Montana Power                       405          12
                                               -------
                                                    24
                                               -------
Electronics (5.1%)
   Atmel*                            1,200          41
   Micron Technology                   790          53
                                               -------
                                                    94
                                               -------
Entertainment (1.2%)
   Argosy Gaming*                    1,680          22
                                               -------
Environmental Services (1.1%)
   Safety-Kleen*                     1,710          21
                                               -------
Financial Services (0.7%)
   Fannie Mae                          215          13
                                               -------
Food, Beverage & Tobacco (4.2%)
   Anheuser Busch                      675          47
   Dr. Pepper Bottling Holdings,
     Cl A*                           1,050          31
                                               -------
                                                    78
                                               -------
Gas/Natural Gas (4.1%)
   Enron                             1,100          45
   Sonat                               400          16
   Williams                            365          14
                                               -------
                                                    75
                                               -------
Insurance (0.4%)
   Hartford Financial Services         190           8
                                               -------
Internet Services (14.8%)
   America Online*                     575          60
   Internap Network Services*        1,160          52
   Netzero*                          2,100          55
   Priceline.com*                      800          52
   Yahoo*                              300          54
                                               -------
                                                   273
                                               -------
Machinery (0.7%)
   Eaton                               145          12
                                               -------

    The accompanying notes are an integral part of the financial statements.

Schedule of Investments                                                TIP Funds
September 30, 1999

                                                Market
TIP TARGET SELECT                   Shares       Value
EQUITY FUND (Concluded)              (000)       (000)
------------------------------------------------------

Medical Products & Services (8.8%)
   Bausch & Lomb                       550      $   36
   Caremark Rx*                      5,825          33
   Johnson & Johnson                   500          46
   Kensey Nash*                      1,260          20
   Laboratory of America
     Holdings*                       9,300          26
                                               -------
                                                   161
                                               -------
Miscellaneous Business
   Services (5.3%)
   Automatic Data Processing         1,065          48
   Pitney Bowes                        210          13
   Telespectrum Worldwide*           4,675          28
   Wackenhut                           635           9
                                               -------
                                                    98
                                               -------
Office Automation Equipment (0.7%)
   Xerox                               315          13
                                               -------
Oil Field Services (2.6%)
   Baker Hughes                      1,625          47
                                               -------
Petroleum & Fuel Products (6.2%)
   Patterson Energy*                 1,975          30
   Pool Energy Services*             2,945          72
   USX-Marathon Group                  399          12
                                               -------
                                                   114
                                               -------
Petroleum Refining (0.7%)
   Conoco*                             485          13
                                               -------
Retail (0.7%)
   The Limited                         335          13
   Too*                                  4          --
                                               -------
                                                    13
                                               -------
Semi-Conductors/Instruments (5.3%)
   JDS Uniphase*                       425          48
   Lam Research*                       800          49
                                               -------
                                                    97
                                               -------
Software & Programming (2.6%)
   Microsoft*                          520          47
                                               -------


                                  Shares/Face   Market
TIP TARGET SELECT                   Amount       Value
EQUITY FUND (Concluded)              (000)       (000)
------------------------------------------------------

Steel & Steel Works (1.3%)
   AK Steel Holding                  1,315      $   24
                                               -------
Telephones &
   Telecommunications (6.0%)
   AT&T                                225          10
   BCE                                 250          12
   Clearnet, Cl A*                   2,520          46
   Microcell Telecommunications*     3,315          43
                                                -------
                                                   111
                                               -------
Total Common Stocks
   (Cost $1,745)                                 1,801
                                               -------

Repurchase Agreement (1.9%)
   Morgan Stanley,
     5.00%, dated 09/30/99, matures
     10/01/99, repurchase price
     $34,960 (collateralized by
     U.S. Treasury Note, par value
     $33,702, 7.25%, 08/15/04,
     market value $35,771)              35          35
                                               -------
Total Repurchase Agreement
   (Cost $35)                                       35
                                               -------
Total Investments (99.8% )
   (Cost $1,780)                                 1,836
                                               -------
Other Assets and Liabilities, Net (0.2%)             3
                                               -------
Total Net Assets (100.0%)                      $ 1,839
                                               =======

*Non-income producing security
Cl -- Class

    The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000)                             TIP Funds
September 30, 1999

                                                                                     TIP Target
                                                                                    Select Equity
                                                                                        Fund
---------------------------------------------------------------------------------------------
Assets:
   Investment Securities at Value (Cost $1,780)................................        $1,836
   Receivable for Investment Securities Sold ..................................           157
   Other Assets ...............................................................            11
---------------------------------------------------------------------------------------------
     Total Assets ............................................................          2,004
---------------------------------------------------------------------------------------------
Liabilities:
   Payable for Investment Securities Purchased ...............................            165
---------------------------------------------------------------------------------------------
   Total Liabilities .........................................................            165
---------------------------------------------------------------------------------------------
Net Assets:
   Portfolio shares (unlimited authorization--no par value) based on
     107,088 outstanding shares of beneficial interest .......................          1,201
   Distributions in Excess of Net Investment Income............................            (3)
   Accumulated Net Realized Gain on Investments ..............................            585
   Net Unrealized Appreciation of Investments ................................             56
---------------------------------------------------------------------------------------------
     Total Net Assets ........................................................         $1,839
=============================================================================================
Net Asset Value, Offering Price, and Redemption Price Per Share ..............         $17.17
=============================================================================================


    The accompanying notes are an integral part of the financial statements.

Statement of Operations (000)                                         TIP Funds
September 30, 1999


                                                               TIP Target Select
                                                                  Equity Fund
                                                               -----------------


Investment Income:
   Dividends ........................................................   $   9
   Interest .........................................................       1
-----------------------------------------------------------------------------
     Total Investment Income.........................................      10
-----------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees .........................................      14
   Investment Advisory Fee Waiver ...................................     (14)
   Administrator Fees ...............................................      85
   Custodian Fees ...................................................       5
   Transfer Agent Fees ..............................................       6
   Professional Fees ................................................      --
   Trustee Fees .....................................................       2
   Registration Fees ................................................       1
   Pricing Fees .....................................................      --
   Printing Fees ....................................................      17
   Amortization of Deferred Organizational Costs ....................       5
   Insurance and Other Fees .........................................      --
-----------------------------------------------------------------------------
     Total Expenses .................................................     121
-----------------------------------------------------------------------------
   Less: Reimbursements by Adviser...................................    (104)
-----------------------------------------------------------------------------
     Total Net Expenses .............................................      17
-----------------------------------------------------------------------------
         Net Investment Loss ........................................      (7)
-----------------------------------------------------------------------------
   Net Realized Gain From Securities Sold ...........................     603
   Net Unrealized Appreciation of Investment Securities .............     158
-----------------------------------------------------------------------------
   Net Realized and Unrealized Gain on Investments ..................     761
-----------------------------------------------------------------------------
   Net Increase in Net Assets Resulting From Operations .............   $ 754
-----------------------------------------------------------------------------
Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (000)                              TIP Funds

                                                                                        TIP Target
                                                                                    Select Equity Fund
                                                                               -------------------------
                                                                                  10/1/98         1/1/98
                                                                               thru 9/30/99   thru 9/30/98(1)
------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Loss ................................................              $  (7)          $  --
   Net Realized Gain on Securities Sold ..............................                 603              70
   Net Unrealized Appreciation (Depreciation) of Investment Securities                 158            (102)
----------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                   754             (32)
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income .............................................                  --              (1)
   Realized Capital Gain .............................................                 (83)             --
----------------------------------------------------------------------------------------------------------
     Total Distributions .............................................                 (83)             (1)
----------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued .......................................                 473           1,272
   Proceeds from Shares Issued in Lieu of Cash Distributions .........                  83               1
   Cost of Shares Redeemed ...........................................                (354)           (274)
----------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Capital Share Transactions ..........                 202             999
----------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets ....................................                 873             966
----------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period .............................................                 966              --
----------------------------------------------------------------------------------------------------------
     End of Period(2) ................................................              $1,839           $ 966
==========================================================================================================
   Shares Issued and Redeemed:
   Issued ............................................................                  33             115
   Issued in Lieu of Cash Distributions ..............................                   8              --
   Redeemed ..........................................................                 (27)            (22)
----------------------------------------------------------------------------------------------------------
     Net Increase in Share Transactions ...............................                 14              93
----------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

(1)  Commenced operations on January 1, 1998.
(2) Includes distributions in excess of net investment income of $(3) and $(1) as of September 30, 1999, and September 30, 1998, respectively.


    The accompanying notes are an integral part of the financial statements.

Financial Highlights                                                   TIP Funds
For a Share Outstanding Throughout each Period



                                                                                                                       Ratio of Net
          Net                                                           Net                        Net                  Investment
         Asset       Net    Realized and  Distributions Distributions   Asset                     Assets      Ratio       Income
         Value   Investment  Unrealized      from Net      from        Value                       End     of Expenses    (Loss)
       Beginning   Income    Gains on      Investment      Capital      End                      of Period  to Average  to Average
       of Period   (Loss)   Investments      Income         Gains     of Period  Total Return(1)  (000)    Net Assets  Net Assets
       --------- ---------- ------------  ------------- ------------- ---------  --------------- --------- ----------- -----------
-----------------------------
TIP Target Select Equity Fund
-----------------------------
1999     $10.34    (0.07)     7.80             --        (0.90)       $17.17       80.04%        $1,839       1.30%     (0.56)%
1998(2)  $10.00      --       0.35          (0.01)          --        $10.34        3.50%        $  966       1.30%*     0.02%*


                    Ratio of Net
         Ratio of    Investment
        Expenses    Income (Loss)
        to Average    to Average
       Net Assets     Net Assets  Portfolio
        (Excluding    (Excluding   Turnover
        Waivers)      Waivers)      Rate
       ----------- -------------  ---------
1999     10.19%        (9.45)%    1,279.40%
1998(2)  18.76%*      (17.44)%*     803.02%



  *  Annualized
(1)  Returns are for the period indicated and have not been annualized.
(2)  Commenced operations on January 1, 1998.

 Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements                                          TIP Funds
September 30, 1999


1.  Organization:

TIP Funds (the "Trust") a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with 19 portfolios. The financial statements included herein is for the TIP Target Select Equity Fund (the "Target Select Equity Fund") (the "Fund"). The financial statements of the remaining portfolios are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies, and strategies. The Fund is non-diversified, and may therefore be invested in equity securities of a limited number of issues.


2.  Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund.

     Security Valuation -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

     Federal Income Taxes -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     Security Transactions and Related Income -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

     Net Asset Value Per Share -- The net asset value per share of the Fund is calculated on each business day, by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

     Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     Expenses -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds on the basis of relative daily net assets.

Notes to Financial Statements (Continued)                             TIP Funds
September 30, 1999


     Distributions to Shareholders -- Distributions from net investment income are declared and paid to Shareholders on a quarterly basis. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations. Certain book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

     Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

3.   Organization Costs and Transactions with Affiliates:
Organization costs have been capitalized by the Fund and are being amortized over a period of sixty months. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the period that such Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

4.  Administration, Shareholder Servicing, and Distribution Agreements:
The Trust and the Administrator are parties to an agreement under which the Administrator provides management and administrative services for an annual fee of 0.09% of the average daily net assets of the Trust up to $250 million, 0.07% on the next $250 million, 0.06% on the next $250 million, 0.05% on the next $1.25 billion, and 0.04% of such assets in excess on $2 billion. There is a minimum annual fee of $65,000 per Fund payable to the Administrator for services rendered to the Fund under the Administration Agreement. The Administrator may, at its sole discretion waive all or a portion of its fees.

DST Systems, Inc., (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated April 28, 1996. The Distributor receives no fees for its distribution services under this agreement.

Notes to Financial Statements (Concluded)                              TIP Funds
September 30, 1999

5.  Investment Advisory Agreement:
The Trust and Turner Investment Partners, Inc. (the "Adviser") are parties to an Investment Advisory Agreement dated April 30, 1996, under which the Adviser receives an annual fee equal to 1.05% of the average daily net assets of the Target Select Equity Fund. The Fund currently has three Sub-Advisers--Chartwell Investment Partners, Clover Capital Management, Inc., and Penn Capital Management, Inc. (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Each Sub-Adviser manages a portion of the Fund's assets, which allocation is determined by the Trustees upon the recommendation of the Adviser. As of September 30, 1999, Clover Capital Management did not manage any assets of the Fund. For its services, each of the Sub-Advisers is entitled to receive a fee from Turner Investment Partners, which is calculated daily and paid monthly, at an annual rate of .80% of the average daily net assets of the Fund allocated to them. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses of the Target Select Equity Fund in order to limit its total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 1.30%. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

6.  Investment Transactions:
The total cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended September 30, 1999, are as follows (000):

                                         TIP Target
                                     Select Equity Fund
                                     ------------------
Purchases ........................       $16,945
Sales ............................        16,914

At September 30, 1999, the total cost of securities for Federal income tax purposes was $1,800,566. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at September 30, 1999, is as follows (000):
                                         TIP Target
                                     Select Equity Fund
                                     ------------------
Aggregate gross unrealized appreciation    $152
Aggregate gross unrealized depreciation    (139)
                                           ----
Net unrealized appreciation ........       $ 13
                                           ====


7.  Line of Credit:
Pursuant to a credit agreement dated May 21, 1997, First Union National Bank provides an uncommitted line of credit to the Turner Funds, Portfolios of the TIP Funds, for short-term or emergency purposes, such as funding shareholder redemptions. These loans are for the respective benefit of and repayable from the respective assets of the Turner Funds. The aggregate principal amount of all borrowings may not exceed 10% of the Turner Funds, net assets and the maximum principal amount that the Bank will loan is $10,000,000. Borrowings under the line of credit are charged interest based on the federal funds rate determined at the date of borrowing and are secured by investment securities of the borrowing portfolio. Each Turner Fund is individually, and not jointly, liable for its particular advances under the line. There is no commitment fee on the unused portion of the line of credit. There were no borrowings under the line of credit during the period ended September 30, 1999.

Report of Independent Auditors                                        TIP Funds


To the Shareholders and Board of Trustees
TIP Funds -- TIP Target Select Equity Fund

     We have audited the accompanying statement of assets and liabilities of the TIP Funds - TIP Target Select Equity Fund, including the schedule of investments, as of September 30, 1999, and the related statement of operations and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TIP Funds - TIP Target Select Equity Fund at September 30, 1999, the results of its operations and the changes in its net assets and its financial highlights each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                    /s/ signature omitted
                                    ---------------------
                                        Ernst & Young LLP


Philadelphia, Pennsylvania
November 8, 1999

                             Notice to Shareholders
                                       of
                             TIP Target Select Funds
                                   (Unaudited)


For shareholders that do not have a September 30, 1999 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 1999, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 1999, each portfolio is designating the following items with regard to distributions paid during the year.

                                            Long Term
                                            (20% Rate)           Ordinary
                                           Capital Gain           Income           Tax Exempt
           Portfolio                       Distributions       Distributions        Interest
           ----------                      -------------       -------------       ----------
TIP Target Select Equity Fund ..........       0.00%               100.00%           0.00%



                                               Total            Qualifying
           Portfolio                       Distributions       Dividends (1)
           ---------                       -------------       -------------
TIP Target Select Equity Fund ..........      100.00%             3.65%


----------

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributors".

                                      NOTES

Trust
TIP Funds
P.O. Box 419805
Kansas City, MO 64141-6805

Investment Adviser
Turner Investment Partners, Inc.

Subadvisers
Chartwell Investment Partners
Clover Capital Management, Inc.
Penn Capital Management Company, Inc.

Distributor
SEI Investments Distribution Co.

Administrator
SEI Investments Mutual Funds Services

Legal Counsel
Morgan, Lewis & Bockius LLP

Independent Auditors
Ernst & Young LLP


 [TURNER LOGO OMITTED]


  TURNER
  -------------------------
  INVESTMENT PARTNERS, INC.


To open an account, receive account information, make inquiries, or request literature:
1-800-224-6312



This report was prepared for shareholders in the TIP Target Select Equity Fund. It may be distributed to others only if preceded or accompanied by a Prospectus, which contains detailed information.








TIP-F-007-02

                     Semiannual
                         Report
                 MARCH 31, 2000
                    (UNAUDITED)
TIP FUNDS [LOGO OMITTED]
-------------------------------
TRUSTED INSTITUTIONAL PARTNERS

-------------------------------
 TIP Target Select Equity Fund
-------------------------------

CONTENTS
--------------------------------------------------------------------------------
2  Total Returns and Fund Investment Review
4  Statement of Net Assets
6  Statement of Operations
7  Statement of Changes in Net Assets
8  Financial Highlights
9  Notes to Financial Statements

TIP FUNDS
--------------------------------------------------------------------------------

     The TIP Funds offer the TIP Target Select Equity Fund, a no-load mutual fund for individual and institutional investors. The minimum initial investment in the TIP Target Select Equity Fund for regular accounts is $2,500 and $2,000 for individual retirement accounts. The minimum amount for subsequent investments is $50.
     TURNER INVESTMENT PARTNERS, INC., based in Berwyn, Pennsylvania, serves as the investment adviser to the fund. The firm, founded in 1990, invests in equity, fixed-income, and balanced portfolios on behalf of individuals and institutions.
     Along with Turner, CLOVER CAPITAL MANAGEMENT COMPANY, INC., and PENN CAPITAL MANAGEMENT COMPANY, INC. currently serve as sub-advisers to the TIP Target Select Equity Fund.
     CLOVER CAPITAL MANAGEMENT, based in Pittsford, New York, was founded in 1984. Michael Edward Jones, managing director and one of the firm's founders, will manage the portion of the fund's assets entrusted to Clover. As of March 31, 2000, Clover is not managing any assets of the fund.
     PENN CAPITAL MANAGEMENT COMPANY, based in Cherry Hill, New Jersey, was founded in 1987. The firm was founded by Richard A. Hocker, who is the chief investment officer and the portfolio manager of the portion of the fund's assets managed by Penn Capital.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
     The TIP Funds shareholders receive annual and semiannual reports and monthly account statements. Shareholders who have questions about their accounts may call a toll-free telephone number, 1-800-224-6312. Or they may write to TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141.

TIP TARGET SELECT EQUITY FUND

                                                                                                       ANNUALIZED
TOTAL RETURN                                                    SIX-MONTH           ONE-YEAR            INCEPTION
SIX-MONTH PERIOD ENDING MARCH 31, 2000                           RETURN              RETURN             TO DATE**
-----------------------------------------------------------------------------------------------------------------
TIP TARGET SELECT EQUITY FUND                                     77.72%             126.87%               70.29%
S&P 500 Composite Index                                           17.51               17.94                22.96
Lipper Multi-Cap Growth Funds Classification                      55.62               65.13                41.90

 *Past performance cannot guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**The inception date for the TIP Target Select Equity Fund is January 1, 1998.



FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     THE TIP TARGET SELECT EQUITY FUND seeks long-term growth of capital. It invests primarily in U.S. stocks. Each investment firm chosen to manage assets in the fund invests in a maximum of 20 stocks and and as few as 10 stocks that it believes have the greatest return potential. Such a focused stock-selection process permits the firms to act on only the investment ideas that they think are the strongest. In the process, the fund provides two levels of diversification: diversification in total holdings and diversification in investment styles.

TIP TARGET SELECT EQUITY FUND

For the six-month period ended March 31, 2000, the TIP Target Select Equity Fund delivered a total return of 77.72%, compared with a total return of 17.51% for its benchmark, the S&P 500 Index.
     The fund continued to pursue a multi-manager approach through its sub-advisers, Turner Investment Partners and Penn Capital Management Company. Under this arrangement, the firms are asked to select the most promising securities on their respective radar screens, in an effort to represent the "best of the best" in each sub-adviser's style.
     Both of the sectors represented within the fund performed well during the period. Growth stocks continued to deliver solid gains despite weaknesses in the Internet sector. Value stocks posted some of their best gains in years thanks to a flight to quality during the market's more volatile periods.
     Turner Investment Partners represents the growth portion of the fund, with particular concentration on technology-oriented issues. Top performers among its holdings during the period included Qualcomm, a leading cell phone manufacturer; Cisco Systems, the top producer of data communications equipment, and JDS Uniphase, a leader in fiber optic networking products.
     Penn Capital Management Company represents the value portion of the fund, seeking companies that are not only undervalued, but also fast-growing. Among the leading performers among Penn Capital's holdings for the period were Tyco International, an industrial conglomerate; Kimberly-Clark Corporation, the world's largest paper products manufacturer; and Omnicom Group, an advertising agency holding company.
     Looking ahead, we believe that the fund's combination of growth and value will continue to provide capital appreciation potential, as well as an element of cushioning through the relatively moderate price-earnings ratios of value stocks.

GROWTH OF A $10,000 INVESTMENT IN THE TIP TARGET SELECT EQUITY FUND:
JANUARY 1, 1998-MARCH 31, 2000 *

  Annualized total returns
---------------------------
  PAST            SINCE
  ONE YEAR        INCEPTION
  126.87%         70.29%

[Graphic Omitted]
Plot points are as follows:

               TIP Target Select
               Equity Fund               S&P 500             Russell 3000 Index
12/31/97       10,000                    10,000              10,000
Sep. 98        10,350                    10,603              10,222
Sep. 99        18,634                    13,550              12,912
Mar. 00        33,117                    15,923              15,692


*These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the TIP Target Select Equity Fund is January 1, 1998.

STATEMENT OF NET ASSETS                                                TIP FUNDS
March 31, 2000                                                       (Unaudited)


                                                                          Market
TIP TARGET SELECT                                        Shares            Value
EQUITY FUND                                               (000)            (000)
--------------------------------------------------------------------------------

COMMON STOCKS (98.7%)
APPAREL/TEXTILES (1.5%)
   Dan River, Cl A*                                       9,570          $   62
                                                                         ------
BROADCASTING, NEWSPAPERS & ADVERTISING (4.9%)
   Pegasus Communications*                                1,080             152
   Sirius Satellite Radio *                                 800              46
                                                                         ------
                                                                            198
                                                                         ------
COMMUNICATIONS (2.2%)
   Audiovox, Cl A*                                        2,045              89
                                                                         ------
COMMUNICATIONS EQUIPMENT (16.9%)
   Cisco Systems*                                         1,920             148
   Metromedia Fiber Network, Cl A*                        1,110             107
   Motorola                                                 820             117
   Nokia ADR                                                510             111
   Nortel Networks                                        1,020             128
   Research In Motion*                                      700              75
                                                                         ------
                                                                            686
                                                                         ------
COMPUTERS & SERVICES (10.6%)
   Comverse Technology*                                     570             108
   EMC* 1,100                                               137
   Lexmark International
     Group, Cl A*                                         1,030             109
   Verisign*                                                520              78
                                                                         ------
                                                                            432
                                                                         ------
ENTERTAINMENT (1.4%)
   Argosy Gaming*                                         3,830              55
                                                                         ------
INTERNET SERVICES (7.1%)
   America Online*                                        2,470             166
   Yahoo*                                                   720             123
                                                                         ------
                                                                            289
                                                                         ------
MEDICAL PRODUCTS & SERVICES (4.6%)
   Kensey Nash*                                           4,070              67
   Laboratory of America
     Holdings*                                           27,925             120
                                                                         ------
                                                                            187
                                                                         ------



                                                          Face            Market
TIP TARGET SELECT                                        Amount            Value
EQUITY FUND (CONCLUDED)                                   (000)            (000)
--------------------------------------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES (2.4%)
   Telespectrum Worldwide *                               7,675          $   54
   Vignette*                                                260              42
                                                                         ------
                                                                             96
                                                                         ------
MISCELLANEOUS MANUFACTURING (2.9%)
   Tyco International Limited                             2,390             119
                                                                         ------
PETROLEUM & FUEL PRODUCTS (10.1%)
   Grey Wolf*                                            17,000              67
   Nabors Industries*                                     3,920             152
   Patterson Energy*                                      5,950             189
                                                                         ------
                                                                            408
                                                                         ------
PROFESSIONAL SERVICES (3.4%)
   MedPartners                                           12,075              80
   Medquist*                                              2,125              58
                                                                         ------
                                                                            138
                                                                         ------
TECHNOLOGY (3.0%)
   Qualcomm*                                                820             122
                                                                         ------
SEMICONDUCTORS/INSTRUMENTS (18.3%)
   Advanced Micro Devices*                                1,920             110
   Broadcom, Cl A*                                          340              83
   Intel                                                    930             123
   JDS Uniphase*                                          1,210             146
   KLA-Tencor*                                            1,710             144
   Lam Research*                                          3,000             135
                                                                         ------
                                                                            741
                                                                         ------
TELEPHONES & TELECOMMUNICATIONS (9.4%)
   Clearnet, Cl A*                                        2,520             104
   Gilat Satellite Networks*                              1,125             132
   Microcell Telecommunications*                          3,315             147
                                                                         ------
                                                                            383
                                                                         ------
TOTAL COMMON STOCKS
   (Cost $3,306)                                                          4,005
                                                                         ------

STATEMENT OF NET ASSETS                                                TIP FUNDS
March 31, 2000                                                       (Unaudited)


                                                          Face            Market
TIP TARGET SELECT                                        Amount            Value
EQUITY FUND (CONCLUDED)                                   (000)            (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (1.5%)
   Morgan Stanley,
     5.80%, dated 3/31/00, matures
     4/03/00, repurchase price $60,392
     (collateralized by U.S. Treasury Notes,
     par value $58,703, 7.50%, matures 02/15/05:
     market value $61,892)                                $  60          $   60
                                                                         ------
TOTAL REPURCHASE AGREEMENTS
   (Cost $60)                                                                60
                                                                         ------
TOTAL INVESTMENTS (100.2%)
   (Cost $3,366)                                                          4,065
                                                                         ------
OTHER ASSETS AND LIABILITIES, NET (-0.2%)                                    (7)
                                                                         ------

NET ASSETS:
   Portfolio capital (unlimited
     authorization -- no par value)
     based on 182,387 outstanding
     shares of beneficial interest                                        2,554
   Distributions in excess of net
     investment income                                                       (7)
   Accumulated net realized gain
     on investments                                                         812
   Net unrealized appreciation
     on investments                                                         699
                                                                         ------
TOTAL NET ASSETS (100.0%)                                                $4,058
                                                                         ======
   Net Asset Value, Offering and
     Redemption Price Per Share                                          $22.25
                                                                         ======

*NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (000)                                          TIP FUNDS
                                                                     (Unaudited)

                                                                            TIP TARGET SELECT
                                                                               EQUITY FUND
                                                                     ------------------------------
                                                                                 10/1/99
                                                                              THRU 3/31/00
---------------------------------------------------------------------------------------------------


Investment Income:
   Dividends ..........................................................     $      12
   Interest ...........................................................             2
---------------------------------------------------------------------------------------------------

     Total Investment Income...........................................            14
---------------------------------------------------------------------------------------------------

Expenses:
   Investment Advisory Fees ...........................................            15
   Investment Advisory Fee Waiver .....................................           (15)
   Administrator Fees .................................................            32
   Custodian Fees .....................................................             5
   Transfer Agent Fees ................................................            17
   Professional Fees ..................................................             1
   Trustee Fees .......................................................            --
   Registration Fees ..................................................             5
   Pricing Fees .......................................................            --
   Printing Fees ......................................................             5
   Amortization of Deferred Organizational Costs ......................             3
   Insurance and Other Fees ...........................................            --
---------------------------------------------------------------------------------------------------
     Total Expenses ...................................................            68
---------------------------------------------------------------------------------------------------
   Less: Reimbursements by Adviser.....................................           (50)
---------------------------------------------------------------------------------------------------
     Total Net Expenses ...............................................            18
---------------------------------------------------------------------------------------------------
         Net Investment Loss ..........................................            (4)
---------------------------------------------------------------------------------------------------
   Net Realized Gain From Securities Sold .............................           867
   Net Unrealized Appreciation of Investment Securities ...............           643
---------------------------------------------------------------------------------------------------

   Net Realized and Unrealized Gain on Investments ....................         1,510
---------------------------------------------------------------------------------------------------

   Net Increase in Net Assets Resulting From Operations ...............        $1,506
---------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)                               TIP FUNDS
                                                                     (Unaudited)

                                                                                          TIP TARGET
                                                                                      SELECT EQUITY FUND
                                                                               --------------------------------
                                                                                    10/1/99         10/1/98
                                                                                 THRU 3/31/00    THRU 9/30/99
---------------------------------------------------------------------------------------------------------------

Investment Activities:
   Net Investment Loss ...............................................                $ (4)           $ (7)
   Net Realized Gain on Securities Sold ..............................                 867             603
   Net Unrealized Appreciation of Investment Securities ..............                 643             158
---------------------------------------------------------------------------------------------------------------

     Net Increase in Net Assets Resulting from Operations ............               1,506             754
---------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
   Realized Capital Gain .............................................                (640)            (83)
---------------------------------------------------------------------------------------------------------------

Capital Share Transactions: (1)
   Proceeds from Shares Issued .......................................               1,479             473
   Proceeds from Shares Issued in Lieu of Cash Distributions .........                 624              83
   Cost of Shares Redeemed ...........................................                (750)           (354)
---------------------------------------------------------------------------------------------------------------

     Increase in Net Assets From Capital Share Transactions ..........               1,353             202
---------------------------------------------------------------------------------------------------------------

     Total Increase in Net Assets ....................................               2,219             873
---------------------------------------------------------------------------------------------------------------

Net Assets:
     Beginning of Period .............................................               1,839             966
---------------------------------------------------------------------------------------------------------------
     End of Period (2) ...............................................              $4,058          $1,839
===============================================================================================================
   (1) Shares Issued and Redeemed:
   Issued ............................................................                  75              33
   Issued in Lieu of Cash Distributions ..............................                  39               8
   Redeemed ..........................................................                 (39)            (27)

---------------------------------------------------------------------------------------------------------------
     Net Increase in Share Transactions ...............................                 75              14
---------------------------------------------------------------------------------------------------------------

(2) Includes distributions in excess of net investment income of $(7) and $(3) as of March 31, 2000, and September 30, 1999, respectively.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                         TIP FUNDS
For a Share Outstanding Throughout the Year                (Unaudited)





             Net                                                                        Net                               Net
            Asset           Net         Realized and    Distributions Distributions    Asset                             Assets
            Value        Investment      Unrealized        from Net       from         Value                              End
          Beginning        Income         Gains on        Investment     Capital        End                            of Period
          of Period        (Loss)        Investments        Income        Gains      of Period     Total Return(+)       (000)
          ---------      ----------     -------------   ------------- -------------  ---------     ------------        ---------

-----------------------------
TIP TARGET SELECT EQUITY FUND
-----------------------------

2000*       $17.17         (0.01)           11.10              --         (6.01)       $22.25          77.72%           $4,058
1999         10.34         (0.07)            7.80              --         (0.90)        17.17          80.04             1,839
1998(1)      10.00            --             0.35           (0.01)           --         10.34           3.50               966



                                                         Ratio of Net
                          Ratio of Net      Ratio of       Investment
                          Investment        Expenses      Income (Loss)
             Ratio          Income        to Average      to Average
          of Expenses       (Loss)        Net Assets      Net Assets     Portfolio
           to Average     to Average      (Excluding      (Excluding      Turnover
           Net Assets     Net Assets        Waivers)        Waivers)        Rate
          -----------    ------------     ----------     -------------   ---------

-----------------------------
TIP TARGET SELECT EQUITY FUND
-----------------------------

2000*        1.30%          (0.30)%           5.89%          (4.89)%        525.82%
1999         1.30           (0.56)           10.19           (9.45)       1,279.40
1998(1)      1.30            0.02            18.76          (17.44)         803.02



  *For the six month period ended March 31. All ratios for the period have been annualized.
  +Returns are for the period indicated and have not been annualized.
(1)Commenced operations on January 1, 1998.

 Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                          TIP FUNDS
March 31, 2000                                                       (Unaudited)


1.  ORGANIZATION:
TIP FUNDS (the "Trust") a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with 19 portfolios. The financial statements included herein is for the TIP Target Select Equity Fund (the "Target Select Equity Fund") (the "Fund"). The financial statements of the remaining portfolios are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies, and strategies. The Fund is non-diversified, and may therefore be invested in equity securities of a limited number of issues.

2.  SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the Fund.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

     FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

     NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day, by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds on the basis of relative daily net assets.

NOTES TO FINANCIAL STATEMENTS (Continued)                              TIP FUNDS
March 31, 2000                                                       (Unaudited)

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders on a quarterly basis. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations. Certain book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

3.   ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:
Organization costs have been capitalized by the Fund and are being amortized over a period of sixty months. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the period that such Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

4.  ADMINISTRATION, SHAREHOLDER SERVICING, AND DISTRIBUTION AGREEMENTS:
The Trust and the Administrator are parties to an agreement under which the Administrator provides management and administrative services for an annual fee of 0.09% of the average daily net assets of the Trust up to $250 million, 0.07% on the next $250 million, 0.06% on the next $250 million, 0.05% on the next $1.25 billion, and 0.04% of such assets in excess on $2 billion. There is a minimum annual fee of $65,000 per Fund payable to the Administrator for services rendered to the Fund under the Administration Agreement. The Administrator may, at its sole discretion waive all or a portion of its fees.

DST Systems, Inc., (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated April 28, 1996. The Distributor receives no fees for its distribution services under this agreement.

NOTES TO FINANCIAL STATEMENTS (Concluded)                              TIP FUNDS
March 31, 2000                                                       (Unaudited)

5.  INVESTMENT ADVISORY AGREEMENT:
The Trust and Turner Investment Partners, Inc. (the "Adviser") are parties to an Investment Advisory Agreement dated April 30, 1996, under which the Adviser receives an annual fee equal to 1.05% of the average daily net assets of the Target Select Equity Fund. The Fund currently has two Sub-Advisers -- Clover Capital Management, Inc., and Penn Capital Management, Inc. (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Each Sub-Adviser manages a portion of the Fund's assets, which allocation is determined by the Trustees upon the recommendation of the Adviser. As of March 31, 2000, Clover Capital Management did not manage any assets of the Fund. On February 22, 2000, Chartwell Investment Partners resigned as a sub-adviser to the Fund. For its services, each of the Sub-Advisers is entitled to receive a fee from Turner Investment Partners, which is calculated daily and paid monthly, at an annual rate of .80% of the average daily net assets of the Fund allocated to them. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses of the Target Select Equity Fund in order to limit its total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 1.30%. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

6.  INVESTMENT TRANSACTIONS:
The total cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended March 31, 2000, are as follows (000):

                                         TIP TARGET
                                     SELECT EQUITY FUND
--------------------------------------------------------------------------------
Purchases ..........................     $15,123
Sales ..............................      14,508

At March 31, 2000, the total cost of securities and net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at March 31, 2000, is as follows (000):
                                         TIP TARGET
                                     SELECT EQUITY FUND
--------------------------------------------------------------------------------
Aggregate gross unrealized appreciation    $833
Aggregate gross unrealized depreciation    (134)
                                           ----
Net unrealized appreciation ........       $699
                                           ====


7.  SUBSEQUENT EVENT:
TIP Target Select Equity Fund (the "Select EquityFund") under which all of the assets and liabilities of the Select Equity Fund would be transferred to the Alpha Select Funds, a Delaware business trust. A Shareholder meeting to approve this reorganization is anticipated to take place in the third quarter of 2000.

TRUST
TIP Funds
P.O. Box 419805
Kansas City, MO 64141-6805

INVESTMENT ADVISER
Turner Investment Partners, Inc.

SUB-ADVISERS
Clover Capital Management, Inc.
Penn Capital Management Company, Inc.

DISTRIBUTOR
SEI Investments Distribution Co.

ADMINISTRATOR
SEI Investments Mutual Funds Services

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

INDEPENDENT AUDITORS
Ernst & Young LLP


             [Logo Omitted]

                TURNER
-------------------------------------
      INVESTMENT PARTNERS, INC.

To open an account, receive account information, make inquiries, or request literature:
1-800-224-6312


THIS REPORT WAS PREPARED FOR SHAREHOLDERS IN THE TIP TARGET SELECT EQUITY FUND. IT MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A PROSPECTUS, WHICH CONTAINS DETAILED INFORMATION.

TIP-F-008-02

                               ALPHA SELECT FUNDS

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                    FORM N-14

                                     PART C

                                OTHER INFORMATION


Item 15.  Indemnification.

Article VIII of the Agreement of Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 16.          Exhibits

                  (1)(a) Agreement and Declaration of Trust dated October 25, 1993, is incorporated by reference to Exhibit (a)(1) of the Registrant's Post-Effective Amendment No. 9 as filed with the Securities and Exchange Commission on November 24, 1998.

                  (1)(b) Certificate of Amendment of Agreement and Declaration of Trust of Corona Investment Trust dated December 11, 1993, is incorporated by reference to Exhibit (a)(2) of the Registrant's Post-Effective Amendment No. 9 as filed with the Securities and Exchange Commission on November 24, 1998.

                  (1)(c) Certificates of Amendment of Agreement and Declaration of Trust and Certificate of Trust of the Solon Funds dated June 13, 1994, is incorporated by reference to Exhibit (a)(3) of the Registrant's Post-Effective Amendment No. 9 as filed with the Securities and Exchange Commission on November 24, 1998.

                  (1)(d) Certificate of Amendment of Agreement and Declaration of Trust dated November 10,
                                1997, is incorporated by reference to Exhibit 1(d) of the Registrant's Post-Effective Amendment No. 5 as filed with the Securities and Exchange Commission on December 16,
                                1997.

                  (1)(e) Amended and Restated Agreement and Declaration of Trust dated October 8, 1998, is incorporated by reference to Exhbit a(5) of the Registrant's Post-Effective Amendment No. 9 as filed with the Securities and Exchange Commission on November 24, 1998.

                  (1)(f) Certificate of Amendment and Declaration of Trust dated December 10, 1998 is incorporated by reference to Exhibit a(6) of the Registrant's Post- Effective Amendment No. 10 as filed with the Securities and Exchange Commission on January 27, 1999.

                  (2) By-Laws are incorporated by reference to Exhibit (b) of the Registrant's Post-Effective Amendment No. 9 as filed with the Securities and Exchange Commission on November 24, 1998.

                  (3)           Not applicable.

                  (4) Form of Agreement and Plan of Reorganization and Liquidation is filed herewith.

                  (5)           Not applicable.

                  (6)(a) Investment Management Agreement is incorporated by reference to Exhibit 5(a) of the Registrant's Post-Effective Amendment No. 3 as filed with the Securities and Exchange Commission on
                                June 28, 1996.

                  (6)(b) Sub-Advisory Agreement is incorporated by reference to Exhibit 5(b) of the Registrant's Post-Effective Amendment No. 3 as filed with the Securities and Exchange Commission on June 28, 1996.

                  (6)(c) Investment Advisory Agreement between the Registrant and Turner Investment Partners, Inc., on behalf of the Short Duration Funds - One Year Portfolio and the Short Duration Funds - Three Year Portfolio, is incorporated by reference to the Registrant's Post-Effective Amendment No. 7 as filed with the Securities and Exchange Commission on October 1, 1998.

                  (6)(d) Investment Advisory Agreement between the Registrant and Turner Investment Partners, Inc., is incorporated by reference to the Registrant's Post-Effective Amendment No. 7 as filed with the Securities and Exchange Commission on October 1, 1998.

                  (6)(e) Investment Advisory Agreement between the Registrant and Penn Capital Management Company, Inc., is incorporated by reference to the Registrant's Post-Effective Amendment No. 7 as filed with the Securities and Exchange Commission on October 1, 1998.

                  (6)(f) Form of Investment Advisory Agreement between the Registrant and Concentrated Capital Management, L.P,on behalf of the Target Select Equity Fund, is incorporated by reference to Exhibit (d)(6) the Registrant's Post- Effective Amendment No. 12 as filed with the Securities and Exchange Commission on August 9, 2000.

                  (6)(g) Form of Sub-Advisory Agreement between Concentrated Capital Management and Turner Investment Partners, Inc., on behalf of the Target Select Equity Fund, is incorporated by reference to Exhibit (d)(7) of the Registrant's Post-Effective Amendment No. 12 as filed with the Securities and Exchange Commission on August 9, 2000.

                  (6)(h) Form of Sub-Advisory Agreement between Concentrated Capital Management and Mercury Advisors, on behalf of the Target Select Equity Fund, is incorporated by reference to Exhibit
                                (d)(8) of the Registrant's Post- Effective
                                Amendment No. 12 as filed with the Securities and Exchange Commission on August 9, 2000.

                  (6)(i) Form of Sub-Advisory Agreement between Concentrated Capital Management and Evergreen Investment Management Company on behalf of the Target Select Equity Fund, is incorporated by reference to Exhibit (d)(9) of the Registrant's Post-Effective Amendment No. 12 as filed with the Securities and Exchange Commission on August 9, 2000.

                  (7)(a) Underwriting Agreement is incorporated by reference to Exhibit 6(a) of the Registrant's Post-Effective Amendment No. 3 as filed with the Securities and Exchange Commission on June 28, 1996.

                  (7)(b) Distribution Agreement between the Registrant and SEI Investments Distribution Co., is incorporated by reference to the Registrant's Post-Effective Amendment No. 7 as filed with the Securities and Exchange Commission on October 1, 1998.

                  (8)           Not applicable

                  (9)(a) Custodian Agreement is incorporated by reference to Exhibit 8 of the Registrant's Post-Effective Amendment No. 2 as filed with the Securities and Exchange Commission on June 29, 1995.

                  (9)(b) Agreement by and between the Registrant and First Union National Bank is incorporated by reference to the Registrant's Post-Effective Amendment No. 9 as filed with the Securities and Exchange Commission on November 24, 1998

                  (10) Rule 18f-3 Plan is incorporated by reference to Exhibit (o) of the Registrant's Post-Effective Amendment No. 12 as filed with the Securities and Exchange Commission on August 9, 2000.

                  (11) Opinion and Consent of Morgan, Lewis & Bockius LLP that shares will be validly issued, fully paid and non-assessable is filed herewith.

                  (12) Opinion and Consent of Morgan, Lewis & Bockius LLP as to tax matters and consequences is filed herewith.

                  (13)(a) Administrative Services Contract is incorporated by reference to Exhibit 9(a) of the Registrant's Post-Effective Amendment No. 3 as filed with the Securities and Exchange Commission on June 28, 1996.

                  (13)(b) Services Agreement is incorporated by reference to Exhibit 9(b) of the Registrant's Post-Effective Amendment No. 3 as filed with the Securities and Exchange Commission on
                                June 28, 1996.

                  (13)(c) Administration Agreement between the Registrant and SEI Fund Resources, is incorporated by reference to the Registrant's Post-Effective Amendment No. 7 as filed with the Securities and Exchange Commission on October 1, 1998.

                  (13)(d) Transfer Agency Agreement between the Registrant and DST Systems, Inc., is incorporated by reference to the Registrant's Post-Effective Amendment No. 7 as filed with the Securities and Exchange Commission on October 1, 1998.

                  (14)(a)       Consent of Ernst & Young LLP is filed herewith.

                  (14)(b) Opinion and Consent of Counsel is incorporated by reference to Exhibit (i) of the Registrant's Post-Effective Amendment No. 12 as filed with the Securities and Exchange Commission on August 9, 2000.

                  (15)          Not applicable.

                  (16)          Powers of Attorney for Robert E. Turner, Alfred
                                C. Salvato, Katherine R. Griswold, Ronald W.
                                Filante, Stephen J. Kneeley, and Robert
                                DellaCroce are incorporated by reference to the Registrant's Post-Effective Amendment No. 10 as filed on January 27, 1999.

                  (17)(a) Prospectus for TIP Fund's TIP Target Select Equity Fund dated January 31, 2000 is filed herewith.

                  (17)(b) Statement of Additional Information for TIP Fund's TIP Target Select Equity Fund dated June 30, 2000 is filed herewith.

                  (17)(c) Prospectus for the Alpha Select Target Select Equity Fund is filed herewith.

                  (17)(d) Statement of Additional Information for Alpha Select Funds Target Select Equity Fund is filed herewith.

                  (17)(e) Audited Financial Statements dated September 30, 1999 for the TIP Target Select Equity Fund are filed herewith.

                  (17)(f) Unaudited Financial Statements dated March 31, 2000 for the TIP Target Selecty Equity Fund are filed herewith.

Item 17.  Undertakings.

     The registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     The registrant agrees that every prospectus that is filed under paragraph
(1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post- effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933 this Registration Statement has been signed on behalf of the Registrant in Philadelphia on the 18th of August, 2000.

                                               ALPHA SELECT FUNDS
                                               Registrant

                                               By: /s/ Stephen J. Kneeley
                                                   --------------------------
                                                       Stephen J. Kneeley
                                                       President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacity on the dates indicated.


              *                              Trustee                      August 18, 2000
------------------------------
Robert E. Turner

              *                              Trustee                      August 18, 2000
------------------------------
Ronald W. Filante

              *                              Trustee                      August 18, 2000
------------------------------
Katherine R. Griswold

              *                              Trustee                      August 18, 2000
------------------------------
Alfred C. Salvato

                                             President and Chief          August 18, 2000
Stephen J. Kneeley                           Executive Officer

/s/ Robert DellaCroce                        Controller and               August 18, 2000
Robert DellaCroce                            Chief Financial
                                             Officer

*By: /s/ Stephen J. Kneeley                                               August 18, 2000
     -------------------------
         Stephen J. Kneeley
         Attorney-in-Fact

                                  Exhibit Index



EX-99.(4)                       Form of Agreement and Plan of Reorganization and
                                Liquidation is filed herewith.

EX-99.(11)                      Opinion and Consent of Morgan, Lewis & Bockius
                                LLP that shares will be validly issued, fully paid and non-assessable is filed herewith.

EX-99.(12)                      Opinion and Consent of Morgan, Lewis & Bockius
                                LLP as to tax matters and consequences is filed herewith.

EX-99.(14)                      Consent of Ernst & Young LLP is filed herewith.

EX-99.(17)(a)                   Prospectus for TIP Funds' TIP Target Select
                                Equity Fund dated January 31, 2000 is filed herewith.

EX-99.(17)(b)                   Statement of Additional Information for TIP
                                Funds TIP Target Select Equity Fund dated
                                January 31, 2000 is filed herewith.

EX-99.(17)(c)                   Prospectus for Alpha Select's Target Select
                                Equity Fund is filed herewith.

EX-99.(17)(d)                   Statement of Additional Information for Alpha
                                Select Funds Target Select Equity Fund is incorporated by reference to the Registrant's
                                Post-Effective Amendment No. 12 as filed with the Securities and Exchange Commission on August 9, 2000.

EX-99.(17)(e)                   Audited Financial Statements dated September 30,
                                1999 for the TIP Target Select Equity Fund are filed herewith.

EX-99.(17)(f)                   Unaudited Financial Statements dated March 31,
                                2000 for the TIP Target Selecty Equity Fund are filed herewith.